EXECUTION VERSION FIRST AMENDMENT TO CREDIT AGREEMENT THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 26, 2026 (the “Amendment”), is made pursuant to that certain Credit Agreement, dated as of November 12, 2024 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPT SPV 16 SUB (US) LLC, a Delaware limited liability company, as borrower (the “Borrower”); TRINITY CAPITAL ADVISER LLC, a Delaware limited liability company, as servicer (together with its permitted successors and assigns, the “Servicer”); the financial institutions currently party thereto as lenders (the “Lenders”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”) and as syndication agent (together with its successors and assigns in such capacity, the “Syndication Agent”); and COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity but as collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”). W I T N E S S E T H: WHEREAS, the Borrower, the Servicer, the Lenders, the Administrative Agent, the Syndication Agent and the Collateral Custodian have previously entered into and are currently party to the Credit Agreement; and WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows: Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement as amended by this Amendment. Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended, effective as of the Amendment Effective Date (as defined below), by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as reflected in the modifications identified in the document annexed hereto as Exhibit A.

2 Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of the satisfaction of all of the following conditions precedent: 3.1. The Borrower, the Servicer, the Lenders, the Administrative Agent and the Collateral Custodian shall have executed and delivered this Amendment. 3.2. (i) The Borrower, the Administrative Agent, the Syndication Agent and KeyBank National Association in its capacity as a Lender, shall have executed and delivered the Administrative Agent Fee Letter, and (ii) the Borrower shall have paid all fees required to be paid by it on the First Amendment Effective Date under the Administrative Agent Fee Letter on or prior to the date hereof. 3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel. Section 4. Representations of the Borrower and the Servicer. Each of the Borrower and the Servicer hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Section 4.1 and Section 7.8, respectively, of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties are true and correct in all respects as of the date hereof and after giving effect to this Amendment), except to the extent that such representations and warranties relate solely to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties were true and correct in all respects as of such earlier date). The execution, delivery, and performance by the Borrower and the Servicer in connection with this Amendment has been duly authorized by all requisite action by or on behalf of the Borrower and the Servicer, and this Amendment has been duly executed and delivered on behalf of the Borrower and the Servicer. This Amendment is enforceable against each such Person in accordance with its respective terms, except as enforceability may be limited by applicable debtor relief laws and general principles of equity. Section 5. Credit Agreement in Full Force and Effect. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto

3 may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). Section 8. Direction and Certification. The Collateral Custodian is hereby authorized and directed to execute and deliver this Amendment by each of the other parties hereto. The undersigned Lenders together constitute 100% of the Lenders and certify that they have the full power to grant the consent contained herein and that no Lender has pledged or otherwise hypothecated such right to another party. [SIGNATURE PAGES TO FOLLOW]

[Signature Page to First Amendment to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof. BORROWER: EPT SPV 16 SUB (US) LLC By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By: /s/ Kenneth Onorio Name: Kenneth Onorio Title: Chief Financial Officer SERVICER: TRINITY CAPITAL ADVISER LLC By: /s/ Sarah Stanton Name: Sarah Stanton Title: General Counsel, Chief Compliance Officer and Secretary

[Signature Page to First Amendment to Credit Agreement] ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION By: /s/ Alma Thaxton Name: Alma Thaxton Title: Vice President

[Signature Page to First Amendment to Credit Agreement] MANAGING AGENT for the KeyBank Lender Group: KEYBANK NATIONAL ASSOCIATION By: /s/ Alma Thaxton Name: Alma Thaxton Title: Vice President LENDER for the KeyBank Lender Group: KEYBANK NATIONAL ASSOCIATION By: /s/ Alma Thaxton Name: Alma Thaxton Title: Vice President

[Signature Page to First Amendment to Credit Agreement] COLLATERAL CUSTODIAN: COMPUTERSHARE TRUST COMPANY, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS COLLATERAL CUSTODIAN By: /s/ Jennifer Ballestero Name: Jennifer Ballestero Title: Assistant Vice President

EXHIBIT A TO FIRST AMENDMENT TO CREDIT AGREEMENT Attached.

EXECUTION VERSIONCONFORMED COPY FIRST AMENDMENT DATED AS OF JUNE 26, 2026 Conformed Credit Agreement - Eagle Point 4864-8194-4547(First Amendment) - EPT (2026) 4907-1613-6371 v84.docx 4442554 CREDIT AGREEMENT Dated as of November 12, 2024 among EPT SPV 16 SUB (US) LLC, as the Borrower TRINITY CAPITAL ADVISER LLC, as the Servicer THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Lenders KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent and Syndication Agent AND COMPUTERSHARE TRUST COMPANY, N.A., as the Collateral Custodian

TABLE OF CONTENTS

SECTION	HEADING	PAGE
ARTICLE I	DEFINITIONS	1
Section 1.1.	Certain Defined Terms	1
Section 1.2.	Other Terms	~~54~~55
Section 1.3.	Computation of Time Periods	~~54~~55
Section 1.4.	Interpretation	~~54~~55
Section 1.5.	Rates	~~55~~56
ARTICLE II	ADVANCES	~~55~~56
Section 2.1.	Advances	~~55~~56
Section 2.2.	Procedures for Advances	~~56~~58
Section 2.3.	Optional Changes in Facility Amount; Prepayments	~~57~~58
Section 2.4.	Principal Repayments	~~60~~61
Section 2.5.	Evidence of Indebtedness	~~60~~61
Section 2.6.	Interest Payments	~~60~~61
Section 2.7.	Fees	~~61~~62
Section 2.8.	Settlement Procedures	~~61~~63
Section 2.9.	Collections and Allocations	~~64~~65
Section 2.10.	Payments, Computations, Etc	~~64~~66
Section 2.11.	Inability to Determine Rates	~~65~~67
Section 2.12.	Increased Costs; Capital Adequacy; Illegality; Breakage Payments	~~67~~69
Section 2.13.	Taxes	~~70~~72
Section 2.14.	Discretionary Sales of Loans	~~74~~76
Section 2.15.	Substitution and Transfer of Loans	~~76~~78
Section 2.16.	Defaulting Lenders and Potential Defaulting Lenders	~~77~~79
Section 2.17.	Replacement of Defaulting Lenders	~~78~~80
ARTICLE III	CONDITIONS OF EFFECTIVENESS AND ADVANCES	~~78~~80
Section 3.1.	Conditions Precedent to Initial Advances	~~78~~80
Section 3.2.	Additional Conditions Precedent to All Advances	~~79~~81
ARTICLE IV	REPRESENTATIONS AND WARRANTIES	~~80~~83
Section 4.1.	Representations and Warranties of the Borrower	~~80~~83
ARTICLE V	GENERAL COVENANTS OF THE BORROWER	~~93~~95
Section 5.1.	Covenants of the Borrower	~~93~~95
Section 5.2.	Hedging Agreement	~~103~~106
ARTICLE VI	SECURITY INTEREST	~~104~~107

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Section 6.1.	Security Interest	~~104~~107
Section 6.2.	Remedies	~~104~~107
Section 6.3.	Release of Liens	~~105~~108
Section 6.4.	Assignment of the Sale and Contribution Agreement	~~106~~109
ARTICLE VII	ADMINISTRATION AND SERVICING OF LOANS	~~106~~109
Section 7.1.	Appointment of the Servicer	~~106~~109
Section 7.2.	Duties and Responsibilities of the Servicer	~~107~~110
Section 7.3.	Authorization of the Servicer	~~110~~113
Section 7.4.	Collection of Payments	~~110~~114
Section 7.5.	Servicer Advances	~~113~~116
Section 7.6.	Realization Upon Defaulted Loans	~~113~~116
Section 7.7.	[Reserved]	~~113~~116
Section 7.8.	Representations and Warranties of the Servicer	~~113~~117
Section 7.9.	Covenants of the Servicer	~~116~~119
Section 7.10.	Payment of Certain Expenses by Servicer	~~120~~124
Section 7.11.	Reports	~~121~~125
Section 7.12.	[Reserved]	~~123~~127
Section 7.13.	Limitation on Liability of the Servicer	~~123~~127
Section 7.14.	The Servicer Not to Resign	~~124~~128
Section 7.15.	Access to Certain Documentation and Information Regarding the Loans	~~124~~128
Section 7.16.	[Reserved]	~~124~~129
Section 7.17.	Identification of Records	~~124~~129
Section 7.18.	Servicer Termination Events	~~125~~129
Section 7.19.	Appointment of Successor Servicer	~~127~~131
Section 7.20.	Market Servicing Fee	~~128~~132
Section 7.21.	Fair Value Determination	~~128~~133
ARTICLE VIII	EVENTS OF DEFAULT	~~129~~133
Section 8.1.	Events of Default	~~129~~133
Section 8.2.	Remedies	~~133~~137
ARTICLE IX	INDEMNIFICATION	~~135~~140
Section 9.1.	Indemnities by the Borrower	~~135~~140
Section 9.2.	Indemnities by the Servicer	~~138~~143
ARTICLE X	THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS	~~139~~144
Section 10.1.	Authorization and Action	~~139~~144
Section 10.2.	Delegation of Duties	~~140~~145
Section 10.3.	Exculpatory Provisions	~~140~~145
Section 10.4.	Reliance	~~141~~146
Section 10.5.	Non-Reliance on Administrative Agent, Managing Agents and Other Lenders	~~142~~147

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Section 10.6.	Reimbursement and Indemnification	~~142~~147
Section 10.7.	Administrative Agent and Managing Agents in their Individual Capacities	~~143~~147
Section 10.8.	Successor Administrative Agent or Managing Agent	~~143~~148
Section 10.9.	Certain ERISA Matters	~~143~~148
Section 10.10.	Erroneous Payments	~~144~~149
ARTICLE XI	ASSIGNMENTS; PARTICIPATIONS	~~147~~152
Section 11.1.	Assignments and Participations	~~147~~152
ARTICLE XII	MISCELLANEOUS	~~150~~155
Section 12.1	Amendments and Waivers	~~150~~155
Section 12.2.	Notices, Etc	~~151~~156
Section 12.3.	No Waiver, Rights and Remedies	~~151~~157
Section 12.4.	Binding Effect	~~152~~157
Section 12.5.	Term of this Agreement	~~152~~157
Section 12.6.	Governing Law; Consent to Jurisdiction; Waiver of Objection to Venue	~~152~~157
Section 12.7.	Waiver of Jury Trial	~~152~~157
Section 12.8.	Costs, Expenses and Taxes	~~152~~157
Section 12.9.	No Proceedings	~~153~~158
Section 12.10.	Recourse Against Certain Parties	~~153~~158
Section 12.11.	Protection of Security Interest; Appointment of Administrative Agent as Attorney-in-Fact	~~153~~159
Section 12.12.	Confidentiality; Conflicts of Interest	~~155~~160
Section 12.13.	Execution in Counterparts; Severability; Integration	~~156~~161
Section 12.14.	Patriot Act	~~156~~162
Section 12.15	Legal Holidays	~~156~~162
Section 12.16	No Fiduciary Duty	~~157~~162
Section 12.17	Sharing of Payments by Lenders	~~157~~163
Section 12.18	Acknowledgement Regarding Any Supported QFCs	~~158~~163
ARTICLE XIII	THE COLLATERAL CUSTODIAN	~~159~~164
Section 13.1.	Designation of Collateral Custodian	~~159~~164
Section 13.2.	Duties of Collateral Custodian	~~159~~165
Section 13.3.	Merger or Consolidation	~~161~~167
Section 13.4.	Collateral Custodian Removal	~~161~~167
Section 13.5.	Limitation on Liability	~~162~~167
Section 13.6.	Resignation of the Collateral Custodian	~~168~~174
Section 13.7.	Release of Documents	~~168~~174
Section 13.8.	Return of Loan Documents	~~169~~175
Section 13.9.	Access to Certain Documentation and Information Regarding the Collateral; Audits	~~169~~175
Section 13.10.	Representations and Warranties of the Collateral Custodian	~~170~~176

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-iv- Section 13.11. Covenants of the Collateral Custodian ........................................171177 EXHIBIT A-1 — Form of Borrower Notice EXHIBIT A-2 — Form of Prepayment Notice EXHIBIT B — Form of Assignment and Acceptance EXHIBIT C — Form of Joinder Agreement EXHIBIT D — Form of Monthly Report EXHIBIT E — Form of Servicer’s Certificate EXHIBIT F — [Reserved] EXHIBIT G — Form of Release of Loan Documents EXHIBIT H — Form of Borrowing Base Certificate EXHIBIT I — Form of Custodial Certificate EXHIBIT J-I — Borrower Authorized Representatives EXHIBIT J-II — Servicer Authorized Representatives EXHIBIT J-III — Administrative Agent Authorized Representatives SCHEDULE I — Schedule of Documents SCHEDULE II — Loan List SCHEDULE III — [Reserved] SCHEDULE IV — Places of Business; Locations of Records SCHEDULE V — [Reserved] SCHEDULE VI — Investment Policy SCHEDULE VII — [Reserved] SCHEDULE VIII — Collection Account Details, Master Collection Account Details, and Operating Account Details

CREDIT AGREEMENT THIS CREDIT AGREEMENT is made as of November 12, 2024, by and among: (1) EPT SPV 16 SUB (US) LLC, a Delaware limited liability company, as borrower (the “Borrower”); (2) TRINITY CAPITAL ADVISER LLC, a Delaware limited liability company, as servicer (together with its permitted successors and assigns, the “Servicer”); (3) Each financial institution from time to time party hereto as a “Lender” (whether on the signature pages hereto, in an Assignment and Acceptance or in a Joinder Agreement) and their respective successors and permitted assigns (collectively, the “Lenders”); (4) KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”) and as syndication agent (together with its successors and assigns in such capacity, the “Syndication Agent”); and (5) COMPUTERSHARE TRUST COMPANY, N.A. (“Computershare”), not in its individual capacity but as Collateral Custodian. RECITALS The Borrower desires that the Lenders make advances on a revolving basis to the Borrower on the terms and subject to the conditions set forth in this Agreement; and Each Lender is willing to make such advances to the Borrower on the terms and subject to the conditions set forth in this Agreement. In consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.1. Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1. (b) As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

-2- “1940 Act” means the Investment Company Act of 1940, as amended from time to time. “Account Control Agreement” means each of (i) that certain Deposit Account Control Agreement, among the Borrower, the Administrative Agent and KeyBank, as depository, with respect to the Collection Account as the same may be amended, restated, modified or supplemented from time to time, (ii) that certain Deposit Account Control Agreement, among the Borrower, the Administrative Agent and KeyBank, as depository, with respect to the Operating Account as the same may be amended, restated, modified or supplemented from time to time, and (iii) any other account control agreement entered into from time to time as the same may be amended, restated, modified or supplemented from time to time, in each case (x) in form and substance satisfactory to the Administrative Agent and (y) providing for “control” by the Administrative Agent of the applicable account within the meaning of the UCC. “Additional Amount” is defined in Section 2.13. “Administrative Agent” is defined in the preamble hereto. “Administrative Agent Approved Loan” means, on any date of determination, a Loan that would otherwise constitute an Ineligible Loan, but that has been specifically determined to be an Eligible Loan by the Administrative Agent, in its sole discretion, following a review thereof on a case-by-case basis. “Administrative Agent Fee” has the meaning set forth in the Administrative Agent Fee Letter. “Administrative Agent Fee Letter” means that certain Amended and Restated Administrative Agent Fee Letter by and among the Borrower, the Administrative Agent, KeyBank National Association in its capacity as a Lender and the Syndication Agent dated as of the date hereofFirst Amendment Effective Date, as the same may be amended, restated or modified from time to time. “Administrative Expenses” means all amounts (including indemnification payments) due or accrued and payable by the Borrower to the Administrative Agent pursuant to any Transaction Document. For the avoidance of doubt, Administrative Expenses shall not include any amount payable to any Lender or any other Person pursuant to any Transaction Document. “Advance” means an advance made by a Lender to the Borrower under and in accordance with the terms hereof.

-3- “Advance Rate” means: (i) during a Ramp-Up Period, (a) with respect to Equipment Finance Loans and with respect to First Lien Loans (other than Warehouseand First Lien/Last Out Loans), 50%, (b) with respect to Equipment Finance Loans, 52in either case, that are Sponsor Cashflow Loans, 68%, and (cb) with respect to Second Lien Loans and Warehousethat are Sponsor Cashflow Loans, 3047%; and (ii) at any time other than during a Ramp-Up Period: (a) (x) that Utilization is less than or equal to 60% or (y) that there are fourteen (14) or fewer Obligors that are not Affiliates (ii) (a) with respect to the EligibleFirst Lien Loans included in the Collateral, (I)that are Venture Debt Loans, Life Science Loans or Sponsor Recurring Revenue Loans and with respect to First Lien/Last Out Loans and Equipment Financethat are Sponsor Recurring Revenue Loans, 5259%, and (IIb) with respect to Second Lien Loans that are Venture Debt Loans, Life Science Loans or Sponsor Recurring Revenue Loans, 37%; and (b) (x) that Utilization is greater than 60% and (y) that there are fifteen (15) or more Obligors that are not Affiliates but no more (iii) with respect to Warehouse Loans, 50%; provided that (x) at any time other than during a Ramp-Up Period that Utilization is less than 60% or there are less than twenty-ninethirty (2930) Obligors that are not Affiliates with respect to the Eligible Loans included in the Collateral, (I) with respect to First Lien Loans and Equipment Finance Loans, 57% and (II) with respect to Second Lien Loans, 42%; and (c) (x) that Utilization is greater than 60% and (y) that there are more than twenty-nine (29) Obligors that are not Affiliates with respect to the Eligible Loans included in the Collateral, (I) with respect to First Lien Loans and Equipment Finance Loans, 62% and (II) with respect to Second Lien Loans, 47each Advance Rate shall be reduced by 5%, and (y) during any Ramp-Up Period each Advance Rate shall be reduced by 10%. “Advances Outstanding” means, on any day, the aggregate principal amount of Advances outstanding on such day, after giving effect to all repayments of Advances and makings of new Advances on such day. “Affected Party” is defined in Section 2.12(a). “Affected Person” is defined in Section 2.12(b). “Affiliate” with respect to a Person, means any other Person controlling, controlled by or

-4- under common control with such Person; provided that a Person shall not be deemed to be an “Affiliate” of an Obligor solely because it is under the common ownership or control of the same financial sponsor or affiliate thereof as such Obligor (except if any such Person or Obligor provides collateral under, guarantees or otherwise supports the obligations of the other such Person or Obligor). For purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” or “controlled” have meanings correlative to the foregoing; provided that for all purposes of this Agreement and the other Transaction Documents, Trinity, the Servicer, Eagle Point, the Fund, the Borrower and their respective Affiliates shall each be deemed to be Affiliates of each other. “Agent’s Account” means . “Aggregate Outstanding Loan Balance” means on any day, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Collateral on such date. “Agreement” or “Credit Agreement” means this Credit Agreement, dated as of November 12, 2024, as thereafter amended, restated, supplemented or otherwise modified from time to time. “Amortization Period” means the period beginning on the Termination Date and ending on the Maturity Date. “Applicable Law” means, for any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, without limitation, Credit Protection Laws, Regulation W, Regulation U and Regulation B of the Federal Reserve Board, the Foreign Corrupt Practices Act and the USA PATRIOT Act), and applicable judgments, decrees, injunctions, writs, orders or determination of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction, in each case which relates to such Person or its business in any material respect. “Applicable Margin” is defined in the Lender Fee Letter. “Applicable Reduction Premium Percentage” means, as of any date of determination, an amount equal to (i) during the period from and after the First Amendment Effective Date to, but not including, the date that is the second anniversary of the First Amendment Effective Date, one percent (1.00%) and (ii) thereafter, zero percent (0.00%). “Assignment and Acceptance” is defined in Section 11.1(b). “Availability” means, for any day, the amount by which (i) the Maximum Availability as of such day exceeds (ii) the Advances Outstanding on such day; provided, however, that following the Termination Date, the Availability shall be zero.

-5- “Available Collections” is defined in Section 2.8(a). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11(b)(iv). “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101, et seq.), as amended from time to time. “Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate in effect on such day plus 0.50%, and (ii) the rate of interest in effect for such day as established from time to time by the Administrative Agent as its “prime rate”, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(b). “Benchmark Replacement” means, with respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in Dollars at such time and (ii) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted

-6- Benchmark Replacement for Dollar denominated syndicated credit facilities. “Benchmark Replacement Date” means the earlier to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided, that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component),

-7- which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.11 and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.11. “Beneficial Owner” means, with respect to the Borrower, (a) each individual, if any, who, directly or indirectly, owns 25% or more of the equity interests in the Borrower and (b) a single individual with significant responsibility to control, manage, or direct the Borrower. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Borrower” is defined in the preamble hereto.

-8- “Borrower Notice” means a written notice requesting an Advance (including a duly completed Borrowing Base Certificate as of such proposed Funding Date and giving pro forma effect to the Advance requested and the use of proceeds thereof) in the form of Exhibit A-1. “Borrowing Base” means, at any time, (a)(i) the Net Loan Balance, multiplied by (ii) the Weighted Average Advance Rate plus (b) the amount of cash and cash equivalents constituting Principal Collections held in the Collection Account. “Borrowing Base Certificate” means a certificate prepared and signed by a Responsible Officer of the Borrower (or the Servicer on behalf of the Borrower) in the form of Exhibit H hereto, including a calculation of the Borrowing Base as of the relevant Funding Date, Reporting Date or such other date as may be specified under Section 7.11(e). “Borrowing Base Test” means as of any date, a determination that (a) the Maximum Availability shall be equal to or greater than (b) the Advances Outstanding. “Breakage Costs” means any amounts required to be paid by the Borrower to an Affected Person pursuant to Section 2.12(b). “Business Day” means (i) any day of the year, other than a Saturday or a Sunday, on which banks are not required or authorized to be closed in New York, New York, Minneapolis, Minnesota or St. Paul, Minnesota, and (ii) with respect to any matters relating to SOFR Advances, a SOFR Business Day. “Carrying Costs” means, for any Settlement Period, the sum of (i) the aggregate amount of Interest accrued during such Settlement Period with respect to all Advances Outstanding during such Settlement Period; plus (ii) all amounts due and payable to any Hedge Counterparty with respect to such Settlement Period. “CBA” means CME Group Benchmark Administration Ltd. “Certificate of Beneficial Ownership” means, with respect to the Borrower, a certificate certifying, among other things, the Beneficial Owner of the Borrower, delivered at least three (3) days prior to the Effective Date, as the same may be updated or amended from time to time in accordance with this Agreement. “Change of Control” shall mean (i) prior to the Fund Conversion Date, that (a) Trinity, Eagle Point and/or their respective Affiliates fail to have the power to direct the management and policies of the Fund or the Borrower in a similar manner and to a similar extent as on the Effective Date or (b) the Fund fails to own 100% of the equity interests of the Borrower free and clear of all Liens other than Permitted Liens at any time, or (ii) on or after the Fund Conversion Date, that (a) the Fund fails to own 100% of the equity interests of the Borrower free and clear of all Liens other than Permitted Liens at any time or (b) Trinity or a wholly owned Subsidiary of Trinity is not the investment advisor for the Fund. “Code” means the Internal Revenue Code of 1986, as amended.

-9- “Collateral” means all right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Borrower (whether directly or in its capacity as a lender with respect to the Transferred Loans or otherwise) in, to and under any and all of the following: (i) the Transferred Loans, and all monies due or to become due in payment of the Transferred Loans on and after the related Cut-Off Date (as defined in the Sale and Contribution Agreement); (ii) any Related Property securing the Transferred Loans including all Proceeds from any sale or other disposition of such Related Property; (iii) the Loan Documents relating to the Transferred Loans; (iv) the Collection Account, the Operating Account, all funds held in such accounts, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account, the Operating Account, or such funds; (v) all Collections and all other payments made or to be made in the future with respect to the Transferred Loans, including such payments under any guarantee or similar credit enhancement with respect to such Loans; (vi) all Hedge Collateral; (vii) the Borrower’s rights as a lender with respect to any deposit or banking accounts in which Collections are deposited from time to time; (viii) all of the Borrower’s rights under the Sale and Contribution Agreement (including (a) all rights to indemnification arising thereunder, and (b) all Liens granted in favor of the Borrower pursuant thereto); (ix) all other accounts, general intangibles, instruments, investment property, documents, chattel paper, goods, moneys, letters of credit, letter of credit rights, certificates of deposit, deposit accounts, commercial tort claims, oil, gas and minerals, equipment, and all other property and interests in property of the Borrower, whether tangible or intangible; and (x) all income and Proceeds of the foregoing. “Collateral Custodian” means Computershare, in its capacity as collateral custodian, its successor in interest pursuant to Section 13.1 or such Person as shall have been appointed Collateral Custodian pursuant to Section 13.4. “Collateral Custodian Expense Cap” means, with respect to any Settlement Period, $10,000. “Collateral Custodian Fee” means any fee to be paid to the Collateral Custodian pursuant

-10- to the Collateral Custodian Fee Letter. “Collateral Custodian Fee Letter” means that certain fee schedule regarding the fees of the Collateral Custodian, dated as of June 11, 2024, acknowledged by or on behalf of the Borrower, as the same may be amended, restated or modified from time to time, the terms of which are hereby incorporated herein. “Collateral Custodian Fees and Expenses” means those fees (including the Collateral Custodian Fees) and expenses including the reasonable and documented out-of-pocket accrued and unpaid fees, expenses (including reasonable attorneys’ fees, costs and expenses) and indemnity amounts payable by the Borrower to the Collateral Custodian pursuant to (i) the Collateral Custodian Fee Letter and (ii) the Transaction Documents (including Indemnified Amounts under Sections 9.1 and 9.2), provided that such fees shall not be increased without the consent of the Administrative Agent. “Collateral Custodian Termination Notice” is defined in Section 13.4. “Collateral Quality Test” means as of any date on which Advances are outstanding hereunder, a set of tests that are satisfied so long as each of the following are satisfied: (i) the Weighted Average Remaining Maturity of the Eligible Loans included as part of the Collateral is less than or equal to three and one halffour (3.54.0) years as of such date; (ii) the Weighted Average Spread of the Eligible Loans included as part of the Collateral is greater than six percent (6.00%) as of such date; (iii) the Weighted Average Risk Rating of all Eligible Loans included as part of the Collateral is greater than two and one-half (2.5) as of such date; (iv) the Weighted Average LTV of all Eligible Loans included as part of the Collateral is less than or equal to thirty five percent (35%) as of such date,; (v) beginning on the 12-month anniversary of the Effective Date, the Weighted Average Total Funded Debt to TTM EBITDA Ratio for all Sponsor Cashflow Loans is less than or equal to 4.56.0x as of such date; and (vi) beginning on the 12-month anniversary of the Effective Date, the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio for all Sponsor Recurring Revenue Loans is less than or equal to 2.00x as of such date; provided that, during a Ramp-Up Period, only the foregoing clauses (ii) through (iv) shall be applicable. “Collection Account” is defined in Section 7.4(e). “Collection Date” means the date following the Termination Date on which all Advances Outstanding have been reduced to zero, the Lenders have received all accrued Interest, fees, and all other amounts owing to them under this Agreement and the Hedging Agreement, the Hedge Counterparties have each received all amounts due and owing hereunder and under the Hedge Transactions, and the Collateral Custodian, the Administrative Agent and the Managing Agents have received all amounts due to them in connection with the Transaction Documents. “Collections” means (a) all cash collections and other cash proceeds of a Transferred Loan from or on behalf of any Obligor in payment of any amounts owed in respect of such Transferred Loan, including, without limitation, Interest Collections, Principal Collections, Insurance Proceeds, all related fees, penalties, guarantee payments and all cash Recoveries, (b) all amounts

-11- received by the Borrower in connection with the repurchase of an Ineligible Loan, in the form of indemnification payments, or otherwise pursuant to the Sale and Contribution Agreement, (c) all payments received pursuant to any Hedging Agreement or Hedge Transaction and (d) interest earnings in the Collection Account and any other transaction accounts. “Commitment” means (a) as to each Lender party hereto on the First Amendment Effective Date, the obligation of such Lender to make, on and subject to the terms and conditions hereof, Advances to the Borrower pursuant to this Agreement in an aggregate principal amount at any one time outstanding for such Lender up to but not exceeding the amount set forth opposite the name of such Lender on its signature page hereto on the First Amendment Effective Date as such amount may be modified in accordance with the terms hereof; and (b) with respect to any Person who becomes a Lender pursuant to an Assignment and Acceptance or a Joinder Agreement after the First Amendment Effective Date, the commitment of such Person to fund Advances to the Borrower in an amount not to exceed the amount set forth in such Assignment and Acceptance or Joinder Agreement, as such amount may be modified in accordance with the terms hereof; provided, however, that on or after the Termination Date, the Commitment of each Lender shall be equal to the product of (i) a fraction equal to (x) such Lender’s Commitment immediately prior to the Termination Date divided by (y) the Commitments of all Lenders immediately prior to the Termination Date multiplied by (ii) the Advances Outstanding. “Commitment Termination Date” means NovemberJune 1226, 20262028, or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of the Lenders in accordance with the terms of Section 2.1(b). “Computershare” is defined in the preamble hereto. “Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “SOFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.12(b) and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Contract” means, in relation to any Equipment Finance Loan, any and all of the contracts, instruments, agreements, leases, notes, or other writings pursuant to which such Equipment Finance Loan arises or which evidence such Equipment Finance Loan or under which an Obligor

-12- becomes or is obligated to make payment in respect of such Equipment Finance Loan. “Contractual Obligation” means, with respect to any Person, any provision of any securities issued by such Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property is bound or is subject. “Control” means the direct or indirect possession of the power to direct or cause the direction of the management or policies of a Person, whether through ownership, by contract, arrangement or understanding, or otherwise. “Controlled” and “Controlling” have meanings correlative thereto. “Control Position Loan” means any Loan with respect to which Trinity, its Affiliates and/or the Borrower holds either (i) 100% of the voting interests with regard to such Loan and the related Loan Documents or (ii) a blocking interest such that decisions with regard to such Loan under the related Loan Documents regarding material consents, amendments, waivers or approvals require Trinity’s, its Affiliates’ and/or the Borrower’s consent. “Credit Parties” is defined in Section 12.16. “Credit Protection Laws” means all federal, state and local laws in respect of the business of extending credit to borrowers, including without limitation, the Truth in Lending Act (and Regulation Z promulgated thereunder), Equal Credit Opportunity Act, Fair Credit Reporting Act, Fair Debt Collection Practices Act, Gramm-Leach-Bliley Financial Privacy Act, Real Estate Settlement Procedures Act, Home Mortgage Disclosure Act, Fair Housing Act, anti-discrimination and fair lending laws, laws relating to servicing procedures or maximum charges and rates of interest, privacy laws and other similar laws, each to the extent applicable, and all applicable rules and regulations in respect of any of the foregoing. “Custodial Certificate” is defined in Section 13.2. “Custody Facilities” means the designated document custody office of the Collateral Custodian acting in its role as Collateral Custodian hereunder, which on the Effective Date shall be (i) the address as specified under its name on the signature pages hereto immediately below the name of the Collateral Custodian, (ii) ABS Custody Vault, 1055 10th Avenue SE, MAC N9401-011, Minneapolis, Minnesota 55414, or (iii) such other address within the United States as the Collateral Custodian may designate from time to time by notice to the Administrative Agent, the Borrower and the Servicer. “Default Rate” means a rate per annum equal to the sum of (i) the Interest Rate plus (ii) 2.0%. “Defaulted Loan” means any Loan as to which any of the following occurs: (a) a default as to all or any portion of one or more payments of principal, interest, and/or commitment fees has occurred with respect to such Loan and such default

-13- has not been cured by ninety (90) days past the applicable due date; (b) a default other than a payment default described in clause (a) above and for which the Borrower (or the administrative agent or required lenders pursuant to the related Loan Documents, as applicable) has elected to exercise any of its rights and remedies under such related Loan Documents (including, without limitation, acceleration or foreclosing on collateral); (c) the related Obligor of such Loan is subject of an Insolvency Event; (d) any or all of the principal balance due under such Loan is waived or forgiven; or (e) the Servicer has reasonably determined in accordance with the Investment Policy that such Loan is not collectible or should be placed on “non-accrual” status. “Defaulting Lender” shall mean, at any time, subject to Section 2.16, (i) any Lender that has failed for two (2) or more Business Days to comply with its obligations under this Agreement to make an Advance or to make any other payment due hereunder (each a “funding obligation”), unless such Lender has notified the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding has not been satisfied (which conditions precedent, together with any applicable Event of Default or Unmatured Event of Default, will be specifically identified in such writing), (ii) any Lender that has notified the Administrative Agent in writing, or has stated publicly, that it does not intend to comply with any such funding obligation hereunder, unless such writing or public statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with any applicable Event of Default or Unmatured Event of Default, will be specifically identified in such writing or public statement), (iii) any Lender that has defaulted on its obligation to fund generally under any other loan agreement, credit agreement or other financing agreement, (iv) any Lender that has, for three (3) or more Business Days after written request of the Administrative Agent or the Borrower, failed to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Administrative Agent’s and the Borrower’s receipt of such written confirmation), or (v) any Lender with respect to which a Lender Insolvency Event has occurred and is continuing. Any determination by the Administrative Agent that a Lender is a Defaulting Lender will be conclusive and binding, absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders. “Delinquent Loan” means any Loan that is thirty-one (31) or more days past due with respect to any scheduled payment (including required payments of interest and principal) or any portion thereof. If a Delinquent Loan is restructured, it shall continue to be deemed a Delinquent Loan unless and until all past due payments, as such Delinquent Loan has been restructured, have been received by the Servicer, on behalf of the Borrower.

-14- “DIP Loan” means an obligation obtained or incurred after the entry of an order of relief in a case pending under Chapter 11 of the Bankruptcy Code to a debtor in possession as described in Chapter 11 of the Bankruptcy Code or a trustee (if appointment of such trustee has been ordered pursuant to Section 1104 of the Bankruptcy Code). “Discretionary Sale” is defined in Section 2.14. “Discretionary Sale Notice” is defined in Section 2.14. “Discretionary Sale Settlement Date” means the Business Day specified by the Borrower to the Administrative Agent in a Discretionary Sale Notice as the proposed settlement date of a Discretionary Sale. “Discretionary Sale Trade Date” means the Business Day specified by the Borrower to the Administrative Agent in a Discretionary Sale Notice as the proposed trade date of a Discretionary Sale. “Disruption Event” means (a) the Administrative Agent shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) on any date for determining the interest rate applicable to any SOFR Advance for any Interest Period that, by reason of any changes arising after the Effective Date, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in this Agreement for such SOFR Advance; or (b) any Lender shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) at any time that the making, maintaining or continuance of any SOFR Advance has become unlawful by compliance by such Lender in good faith with any Regulatory Change since the Effective Date, or would conflict with any thereof not having the force of law but with which such Lender customarily complies, or has become impracticable as a result of a contingency occurring after the Effective Date that materially adversely affects the availability of Term SOFR. “Distribution” is defined in Section 5.1(j). “Dollar” means the United States dollar. “Eagle Point” means Eagle Point Credit Management LLC. “EBITDA” means earnings before interest, taxes, depreciation and amortization (determined by the Servicer for any Loan, in the manner provided in the Loan Documents). In any case that “EBITDA” or such comparable definition is not defined in such Loan Documents, “EBITDA” shall mean an amount, for the related Obligor and any of its parents or Subsidiaries that are obligated with respect to such Loan pursuant to its Loan Documents (determined on a consolidated basis without duplication in accordance with GAAP), equal to earnings from continuing operations for such period plus interest expense, income taxes, depreciation and amortization and, to the extent determined by the Servicer in accordance with the Servicing Standard, any other costs and expenses reducing earnings and other extraordinary non-recurring

-15- costs and expenses for such period (to the extent deducted in determining earnings from continuing operations for such period). “Effective Date” means November 12, 2024. “Electronic Form” means a document delivered and maintained in electronic form. “Eligible Assignee” means a Person that is either (i) a Lender or an Affiliate of a Lender or (ii) a Person that is approved by the Administrative Agent (such approval not to be unreasonably withheld); provided that, notwithstanding any of the foregoing, “Eligible Assignee” shall not include (A) the Borrower, the Fund, the Servicer, Trinity, Eagle Point or any of their Affiliates or Subsidiaries, (B) any natural Person, (C) any Defaulting Lender, or any of its Subsidiaries or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary of a Defaulting Lender or (D) any Person that is not a Qualified Purchaser. “Eligible First Lien Obligation” means any Loan that: (i) is not (and is not expressly permitted by its terms to become) subordinate in right of payment to any other obligation for borrowed money of the Obligor of such Loan; (ii) is secured by a valid first priority perfected security interest or Lien in, to or on substantially all of the assets of the Obligor under such Loan in all appropriate jurisdictions subject to Purchase Money Liens and customary Liens for taxes or regulatory charges not then due and payable and other permitted Liens under the Loan Documents, provided that such permitted Liens do not directly secure indebtedness for borrowed money; (iii) is secured pursuant to such first priority perfected security interest or Lien by collateral having a value (determined as set forth below) not less than the outstanding principal balance of such Loan in all appropriate jurisdictions; and (iv) is not a Loan which is secured solely or primarily by the common stock of its Obligor or any of its Affiliates. The determination as to whether clause (iii) of this definition is satisfied shall be based on both (x) an appraisal or other valuation (including an internal valuation performed by the Servicer and including enterprise value) performed on or about the date of acquisition of such Loan by the Borrower or of the most recent restructuring of such Loan, and (y) the Servicer’s judgment (calculated in good faith in accordance with the Investment Policy) at the time such Loan is acquired by the Borrower. The limitation set forth in clause (iv) above shall not apply with respect to a Loan made to a parent entity that is secured solely or primarily by the stock of one or more of the Subsidiaries of such parent entity to the extent that the granting by any such Subsidiary of a Lien on its own property would (1) in the case of a Subsidiary that is not part of the same consolidated group as such parent entity for U.S. federal income tax purposes, result in a deemed dividend by such Subsidiary to such parent entity for such tax purposes, (2) violate laws or

-16- regulations applicable to such Subsidiary (whether the obligation secured is such Loan or any other similar type of indebtedness owing to third parties) or (3) cause such Subsidiary to suffer adverse economic consequences under capital adequacy or other similar rules, in each case, so long as (x) the Loan Documents limit the incurrence of indebtedness by such Subsidiary and (y) the aggregate amount of all such indebtedness is not material relative to the aggregate value of the assets of such Subsidiary. “Eligible Loan” means, on any date of determination, each Loan which satisfies each of the following requirements (unless specifically determined to be an Eligible Loan by Required Lenders following a review thereof on a case-by-case basis): (i) the Loan was (1) initially originated or purchased in the ordinary course of the business of Trinity and was then purchased in the ordinary course of the business of the Fund or (2) so long as Trinity is also a lender with loans under the same credit facility as such Loan (unless waived by the Administrative Agent in its sole discretion), initially originated or purchased in the ordinary course of the business of the Fund and, in either case, was underwritten, conducted due diligence, approved, documented, managed and otherwise by Trinity or the Servicer in conformance with the Investment Policy; (ii) the Loan, if not originated by Trinity or by the Fund, was originated by a Third Party Originator; (iii) the Loan, together with the Loan Documents related thereto, does not contravene in any material respect any Applicable Laws (including, without limitation, laws, rules and regulations relating to usury, Credit Protection Laws and privacy laws) and with respect to which no party to the Loan Documents related thereto is in material violation of any such Applicable Laws; (iv) the proceeds thereof will not be used to finance activities with the marijuana industry, nor any other industry which is illegal under Federal law at the time of acquisition of such Loan; (v) the Loan, and any agreement pursuant to which Related Property is pledged to secure such Loan and each related Loan Document is the legal, valid and binding obligation of the related Obligor including any related guarantor and is enforceable in accordance with its terms, except as such enforcement may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity); (vi) the Loan permits the purchase thereof by or assignment or participation thereof to the Borrower, and the Loan, together with the related Loan Documents, is fully assignable by the Borrower and may be collaterally assigned by the Borrower to the Administrative Agent without restriction (or subject only to restrictions which have been complied with); (vii) there is only one originally signed note (or Contract, in the case of an

-17- Equipment Finance Loan), evidencing the Loan, which may be in Physical Form or Electronic Form, and, in either case, a copy thereof has been delivered to the Collateral Custodian, and the Custodial Certificate with respect to such Loan has been delivered to the Administrative Agent as and when required pursuant to Article XIII and the Transaction Documents; or the Loan is a “noteless” loan; (viii) the Loan is documented pursuant to (w) Trinity’s Standard Documents, in each case, with such revisions or modifications as negotiated by Trinity or the Servicer and the related Obligor, (x) the applicable co-lender’s standard documentation, (y) such other negotiated documents as are substantially in conformance with the substance and content of such Trinity’s Standard Documents, or (z) other documentation acceptable to the Administrative Agent, and, in each case, was documented and closed in accordance with the Investment Policy, including the relevant opinions and assignments; (ix) the Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, or any assertion thereof by the related Obligor, nor will the operation of any of the terms of such Loan or any related Loan Document, or the exercise of any right thereunder, including, without limitation, remedies after default, render either the Loan or any related Loan Document unenforceable in whole or in part; nor is the Loan subject to any prepayment in an aggregate amount less than the outstanding principal balance of such Loan plus all accrued and unpaid interest; (x) all parties to the related Loan Documents and any related mortgage or other document pursuant to which Related Property was pledged in respect of the Loan had legal capacity to borrow the Loan and to execute such Loan Documents and any such mortgage or other document and each related Loan Document and mortgage or other document has been duly and properly executed by such parties; (xi) all of the Required Loan Documents with respect to such Loan have been delivered to the Collateral Custodian in conformity with the requirements of the Transaction Documents and in satisfaction of the Review Criteria, and the Custodial Certificate with respect to such Loan has been delivered to the Administrative Agent as and when required pursuant to Article XIII and the Transaction Documents; (xii) the Loan has been transferred by the Fund to the Borrower pursuant to the Sale and Contribution Agreement with respect to which transfer all conditions precedent under the Sale and Contribution Agreement have been met, and the Borrower has good and indefeasible title to, and is the sole owner of the Loan subject to no Liens, other than Permitted Liens, and has (either directly or through the applicable collateral agent or administrative agent designated in the Loan Documents) a first priority (or in the case of a Second Lien Loan, second priority) perfected security interest in the Related Property of such Loan (subject to customary exclusions and Permitted Obligor Liens); (xiii) there is no obligation on the part of the Borrower or any other party (except for any guarantor of such Loan) to make payments with respect to the Loan in addition to those made by the Obligor;

-18- (xiv) the Obligor with respect to the Loan is an Eligible Obligor; (xv) the Borrower (or the Servicer on its behalf) has instructed the Obligor or related administrative and paying agents under the Loan Documents to remit all Collections directly to the Master Collection Account or the Collection Account; (xvi) the Loan is a First Lien Loan, a First Lien/Last Out Loan, a Second Lien Loan or an Equipment Finance Loan, and, other than with respect to a Warehouse Loan, the Loan is not a Revolving Loan and does not otherwise have any mandatory future funding obligations with respect thereto; (xvii) the Loan is not a Defaulted Loan or a Delinquent Loan; (xviii) the Loan contains material adverse change and/or investor abandonment covenants; (xix) if the Loan is made to an Obligor which has entered into any other loans originated or purchased by Trinity, the Fund or an Affiliate of Trinity or the Fund, whether such other loan is funded hereunder or through another lender, such Loan contains standard cross-collateralization and cross-default provisions with respect to such other loan; (xx) any advance with respect to the Loan has no more than sixty (60) months remaining in its term to maturity; (xxi) the Loan requires interest and principal to be paid thereon in cash no less frequently than on a quarterly basis, following any applicable interest only period; (xxii) any advance with respect to the Loan, other than with respect to a Sponsor Cashflow Loan, a Sponsor Recurring Revenue Loan or a Life Science Loan, has remaining unconditional scheduled principal payments beginning no later than thirty-six (36) months from such date of determination; (xxiii) the Loan, other than with respect to a Sponsor Cashflow Loan, a Sponsor Recurring Revenue Loan or a Life Science Loan, has a maximum residual or balloon payment at maturity of not more than 20% of the principal amount of such Loan as measured as of the date of origination; (xxiv) the Loan is denominated and payable only in Dollars in the United States, and is not convertible by the Obligor into debt denominated in any other currency or into stock, warrants or interests of the Obligor which are treated as equity for United States federal income tax purposes; (xxv) the Loan is not (a) primarily secured by real property, (b) a Participation Interest (other than, with respect to a Loan originated by a Third Party Originator in which the Fund has a Participation Interest, which is then sub-participated to the Borrower), (c) a DIP Loan, (d) a Structured Finance Obligation or similar off balance sheet financing

-19- vehicle, (e) a derivative instrument, (f) a joint venture that is in the principal business of making debt or equity investments primarily in other entities that are not Affiliates or (g) a consumer obligation; (xxvi) the Loan has been assigned a Risk Rating in accordance with the Investment Policy and such Loan is assigned a current Risk Rating of better than “2”; (xxvii) the related Loan Documents require the Obligor thereunder to maintain adequate insurance with respect to the Related Property and to pay all related insurance costs and taxes; (xxviii) the Loan, together with the Loan Documents related thereto, (i) other than with respect to an Equipment Finance Loan, is a “general intangible”, an “instrument”, an “account” or “chattel paper” or (ii) with respect to an Equipment Finance Loan, is “chattel paper”, in each case within the meaning of the UCC of all jurisdictions that govern the perfection of the security interest granted therein; (xxix) the Loan does not by its terms permit the payment obligation of the Obligor thereunder to be converted into stock, warrants or interests of the Obligor which are treated as equity for United States federal income tax purposes; (xxx) the Loan does not provide for payments that are subject to withholding tax, unless the Obligor is required to make “gross-up” payments in an amount covering the full amount of such withholding tax on an after-tax basis; (xxxi) the Administrative Agent, for the benefit of the Secured Parties, holds a first priority perfected security interest in the Loan; (xxxii) the information with respect to the Loan set forth in the Loan List and in the electronic loan file and Loan Checklist provided to the Administrative Agent at the time of the initial Advance with respect to such Loan, and in each Loan List, electronic loan file and Loan Checklist provided thereafter which includes such Loan, is true, complete and correct in all material respects; (xxxiii) no statement, report or other document signed and prepared by Trinity or the Fund constituting a part of the Loan File with respect to the Loan contains any untrue statement of a material fact by Trinity or the Fund or omits to state a material fact with respect to Trinity or the Fund, as of the date such facts were stated; (xxxiv) the financing of the Loan by the Lenders does not contravene Regulation U of the Federal Reserve Board, nor require the Lenders to undertake reporting under such regulation which it would not otherwise have cause to make; (xxxv) the Loan does not contain a confidentiality provision that restricts the ability of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights under the Transaction Documents, including, without limitation, its rights to review the

-20- Loan, the related Loan File or Trinity’s or the Fund’s credit approval file in respect of such Loan; provided, however, that a provision which requires the Administrative Agent or other prospective recipient of confidential information to maintain the confidentiality of such information shall not be deemed to restrict the exercise of such rights; (xxxvi) the Loan will not cause the Borrower to be required to be registered as an investment company under the 1940 Act; (xxxvii) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect; (xxxviii) the Loan does not constitute Margin Stock and no part of the proceeds of such loan or debt security or any other extension of credit made thereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock; (xxxix) if the Loan is part of a syndicated or other co-lending arrangement with one or more third party lenders, such syndicated or co-lending arrangement is subject to intercreditor or other agreements consistent with the Investment Policy procedures related to any such co-lending arrangements; (xl) the Loan is a Control Position Loan; (xli) if the Loan is an Equipment Finance Loan, it will also meet each of the “Equipment Finance Loan Criteria” set forth herein; (xlii) the Loan has not been subject to a Material Modification; and (xliii) the Loan is an Equipment Finance Loan, a Life Science Loan, Venture Debt Loan, Sponsor Recurring Revenue Loan, Sponsor Cashflow Loan or Warehouse Loan. Notwithstanding the foregoing, any Loan that is an Administrative Agent Approved Loan shall also be an Eligible Loan and any Loan that is an Administrative Agent Approved Loan and subsequently satisfies each of the criteria of an Eligible Loan shall be an Eligible Loan but no longer an Administrative Agent Approved Loan. “Eligible Obligor” means, on any day, any Obligor that satisfies each of the following requirements (unless specifically determined to be an Eligible Obligor by Required Lenders following a review thereof on a case-by-case basis): (i) the location of such Obligor’s principal office and any Related Property material to the underwriting of the applicable Loan is in the United States or any territory of the United States, Canada, the United Kingdom, Israel, the European Union (excluding Estonia, Latvia, Bulgaria, and Malta), or any other jurisdiction agreed to by the

-21- Administrative Agent in its Permitted Discretion; (ii) such Obligor is not (a) the United States or any department, agency or instrumentality of the United States, (b) any state of the United States or (c) any other Governmental Authority; (iii) at the time of the Borrower’s acquisition of such Loan, based on the Borrower’s most recent monthly credit analysis pursuant to the Investment Policy and taking into account the anticipated positive or negative cash flow of such Obligor, such Obligor has sufficient unrestricted cash on hand or committed availability under revolving lines of credit to allow such Obligor to service at least (a) three (3) months of operations if such Obligor is not a Pre-Revenue Company and (b) six (6) months of operations if such Obligor is a Pre-Revenue Company; (iv) the business that such Obligor is engaged in is not classified as a Prohibited Industry[reserved]; (v) such Obligor is in material compliance with all material terms and conditions of its Loan Documents, is generally able to meet its financial obligations and is actively engaged in its business operations and is not subject of any Insolvency Event or Insolvency Proceedings; and (vi) such Obligor is not an Affiliate of any of the Fund, Trinity, Eagle Point, the Servicer, the Borrower or any Affiliate thereof. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions, including all common law, relating to pollution or the protection of health, safety or the environment or the release of any materials into the environment, including those related to Hazardous Materials, air emissions, discharges to waste or public systems and health and safety matters. “Environmental Liability” means any liability or obligation, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly, resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, disposal or permitting or arranging for the disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equipment Finance Loan” means any and all indebtedness and other obligations which are owed by an Obligor arising under an equipment finance loan agreement, under which the related Obligor is the borrower and the Fund, immediately prior to the sale or contribution of such indebtedness and other obligations to the Borrower pursuant to the Sale and Contribution Agreement, is the lender.

-22- “Equipment Finance Loan Criteria” means, with respect to any Equipment Finance Loan, each of the following criteria: (i) there is only one manually executed original Contract (other than those manually executed originals that have been marked “COPY” or otherwise with a legend that they are copies), which original shall have been delivered to the Collateral Custodian no later than five (5) Business Days after the acquisition of such Equipment Finance Loan by the Borrower; (ii) the related Contract contains customary and enforceable provisions such that the rights and remedies of the holder or assignee thereof shall be adequate for realization against the related equipment; (iii) the obligation of the Obligor to make Scheduled Payments throughout the term of the related Contract is absolute and unconditional, without any right of setoff by such Obligor, and without regard to any event affecting the equipment subject thereto (including, without limitation, the obsolescence of such equipment), or any claim of such Obligor against the Borrower, the Fund, Trinity, the Servicer or any other Person, or any change in circumstances except to the extent that, in the event of a casualty of any item of equipment or early termination of the related Contract, the Obligor is obligated to pay, in lieu of all future Scheduled Payments with respect to such item, an amount which equals the amount required to be prepaid under the related Contract, which amount shall not be less than the Outstanding Loan Balance of such Equipment Finance Loan; (iv) the related Contract provides that the Obligor shall, at the Obligor’s sole cost and expense and in addition to the Scheduled Payments due for such Equipment Finance Loan, promptly pay all taxes, assessments, license fees, permit fees, registration fees, fines, interest, penalties and all other Governmental Authority charges (including, without limitation, gross receipts, sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes), whether levied, assessed or imposed on the Obligor, Trinity, the Fund or otherwise, relating to the equipment or the delivery, leasing, operations, ownership, possession, purchase, registration, rental, sales or use of the equipment during the term of the related Contract; (v) the related Contract requires its Obligor to maintain the equipment in good working order and bear all costs of maintenance, insuring and operating the equipment; (vi) the related Contract requires its Obligor to maintain an Insurance Policy covering physical damages to the related equipment (with the exception of waste containers and roll-off boxes), and such Obligor has in fact obtained such Insurance Policy and has caused such Insurance Policy to name the Fund (and its assignee) as a loss payee, provided that with respect to any Equipment Finance Loan existing on or prior to the Effective Date, if the related Insurance Policy does not name the assignee of the Fund as a loss payee, the Fund shall have agreed to forward any payment received under such Insurance Policy to the Servicer as Collections; (vii) the related Contract is not an “operating lease” under GAAP;

-23- (viii) the related Contract is not part of a master Contract, unless either (x) all of the Equipment Finance Loans arising under such master Contract have been transferred to the Borrower under the Sale and Contribution Agreement or (y) the Related Property securing such Contract is not cross collateralized with any other Equipment Finance Loans arising under such master Contract that have not been transferred to the Borrower under the Sale and Contribution Agreement; (ix) the related Contract does not permit the subleasing of the related equipment, and such equipment in fact is not subject to any sub-lease agreement; (x) under the related Contract, the Fund does not have performance obligations; (xi) the related equipment is not subject to any Lien (other than Permitted Obligor Liens); and (xii) the related equipment has not suffered any material loss or damage unless such equipment has been restored to its original value at the time of sale of such Equipment Finance Loan by the Fund to the Borrower pursuant to the Sale and Contribution Agreement, ordinary wear and tear excepted. “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. “ERISA Affiliate” means each Person, which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414 of the Code or Section 4001(a)(14) or 4001(b)(1) of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 10.10(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 10.10(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 10.10(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 10.10(d). “ESIGN Act” means the Electronic Signatures in Global and National Commerce Act, as such act may be amended or supplemented from time to time. “Event of Default” is defined in Section 8.1. “Exception Report” is defined in Section 13.2(b)(i).

-24- “Excess Concentration Amount” means, on any date of determination, the sum of, without duplication, (a) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Second Lien Loans exceeds (ii) 30.025.0% of the Excess Concentration Threshold; (b) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Second Lien Loans with an LTV of greater than 20% exceeds (ii) 10.0% of the Excess Concentration Threshold; (c) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligors of which are in businesses that are classified in any single Industry in accordance with the Investment Policy exceeds (ii) 25.0% of the Excess Concentration Threshold; (d) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligors of which are in businesses that are classified in any of the three largest Industries (measured as the Industries with the first, second and third largest percentage of the Aggregate Outstanding Loan Balance) in accordance with the Investment Policy exceeds (ii) 55.0% of the Excess Concentration Threshold; (e) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are owed by the Obligor that is the Obligor with respect to the largest percentage of the Aggregate Outstanding Loan Balance exceeds (ii) 12.0% of the Excess Concentration Threshold; (f) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are owed by any single Obligor (other than the Obligor described in clause (e) above) exceeds (ii) 10.0% of the Excess Concentration Threshold; (g) the amount by which (i) the aggregate combined Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are owed by the Obligors that are the Obligors with respect to the five largest percentages of the Aggregate Outstanding Loan Balance exceeds (ii) 40.030.0% of the Excess Concentration Threshold; (h) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligors of which have corporate headquarters in the state of California exceeds (ii) 60.0% of the Excess Concentration Threshold;

-25- (i) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligors of which have corporate headquarters in any single state other than California exceeds (ii) 30.0% of the Excess Concentration Threshold; (j) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans, other than Eligible Loans that are Sponsor Cashflow Loans, Sponsor Recurring Revenue Loans or Life Science Loans, included as part of the Collateral that have a maximum residual or balloon payment at maturity of more than 10% of the principal amount of such Loan as measured as of the date of origination exceeds (ii) 15.0% of the Excess Concentration Threshold; (k) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans, other than Eligible Loans that are Sponsor Cashflow Loans, Sponsor Recurring Revenue Loans or Life Science Loans, included as part of the Collateral that have remaining interest only periods of greater than twenty-four (24) months exceeds (ii) 20.0% of the Excess Concentration Threshold; (l) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligor of which is assigned a Risk Rating of less than “2.5” exceeds (ii) 25.0% of the Excess Concentration Threshold; (m) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Warehouse Loans exceeds (ii) 10.0% of the Excess Concentration Threshold; (n) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Administrative Agent Approved Loans exceeds (ii) 8.0% of the Excess Concentration Threshold; (o) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Restructured Loans exceeds (ii) 15.0% of the Excess Concentration Threshold; (p) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral the related Obligor of which is a Pre-Revenue Company exceeds (ii) 15.0% of the Excess Concentration Threshold; (q) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are agented by a Third Party Originator or its Affiliates exceeds (ii) 20.0% of the Excess Concentration Threshold;

-26- (r) the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are First Lien/Last Out Loans exceeds (ii) 15.0% of the Excess Concentration Threshold; and (s) beginning on the 12-month anniversary of the Effective Date, the amount by which (i) the aggregate Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are not Equipment Finance Loans or Sponsor Cashflow Loans exceeds (ii) 60.085.0% of the Excess Concentration Threshold; provided that the determination of the Loans, or portions thereof, that constitute Excess Concentration Amounts will be determined in the way that produces the highest Borrowing Base at the time of determination, it being understood that a Loan (or portion thereof) that falls into more than one such category of Loans will be deemed, solely for purposes of such determinations, to fall only into the category that produces the highest such Borrowing Base at such time (without duplication). “Excess Concentration Threshold” means (i) during a Ramp-Up Period, $50,000,000, and (ii) at any other time, the Aggregate Outstanding Loan Balance; provided that, for purposes of calculating the amounts in clauses (j) and (k) of the definition of “Excess Concentration Amount”, the Aggregate Outstanding Loan Balance shall exclude the Outstanding Loan Balances of all Eligible Loans included as part of the Collateral that are Sponsor Cashflow Loans, Sponsor Recurring Revenue Loans or Life Science Loans. “Facility Amount” means (a) during the Revolving Period, as reduced or increased from time to time, pursuant to the terms of this Agreement, the aggregate dollar amount of Commitments of all the Lenders and (b) following the Revolving Period, the outstanding principal balance of all the Advances Outstanding. As of the First Amendment Effective Date, the Facility Amount is $60,000,00075,000,000. “Fair Value” means, with respect to any Loan, on any date of determination, the fair market value of such Loan as required by, and determined in accordance with, the 1940 Act, as amended, and any orders by the SEC issued to the Borrower, the Fund or Trinity, as such fair market value is updated in accordance with Section 7.21. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “FCPA” is defined in Section 4.1(bb). “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the federal funds rates as quoted by

-27- KeyBank and confirmed in Federal Reserve Board Statistical Release H. 15 (519) or any successor or substitute publication selected by KeyBank (or, if such day is not a business day, for the next preceding business day); or (b) if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of KeyBank, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (New York City time). “Federal Reserve Board” means the Board of Governors of the Federal Reserve System. “First Amendment Effective Date” means June 26, 2026. “First Lien/Last Out Loan” means a Loan that at all times meets each of the following criteria (unless approved by the Administrative Agent in its sole discretion): (a) constitutes an Eligible First Lien Obligation, (b) consists of a term loan, (c) includes a first out facility under a single credit agreement having, on each date of determination, a ratio of funded debt under the first out facility to TTM EBITDA of less than or equal to 1.01.25x or a ratio of funded debt under the first out facility to TTM Recurring Revenue of less than or equal to 0.75x, as applicable, (d) is secured on a pari passu basis with the first out facility by a perfected, first priority security interest in substantially all of the assets of the related Obligor (subject to Purchase Money Liens and customary Liens for taxes or regulatory charges not then due and payable and other permitted Liens under the Loan Documents), and (e) in the case of an event of default under the applicable Loan Document, will be paid after one or more tranches of the related first out facility issued by the same Obligor have been paid in full in accordance with a specified waterfall of payment. “First Lien Loan” means any Loan (a)(i) that is secured by a valid and perfected first priority security interest or Lien on substantially all of the Obligor’s assets constituting Related Property (including intellectual property or, in some cases, depending on the credit of the Obligor, a negative pledge with respect to the Obligor’s intellectual property prohibiting the Obligor from pledging or otherwise encumbering its intellectual property securing the obligations of the Obligor) for the Loan as determined in accordance with the Investment Policy and (ii) that provides that the payment obligation of the Obligor on such Loan is either senior to, or pari passu with, and is not (and cannot by its terms become) subordinate in right of payment to, all other Indebtedness of such Obligor, including in any proceeding related to an Insolvency Event; provided that such lien may be second in priority to a formula-based revolving credit facility secured by a valid first priority security interest in or lien on working capital assets, including, without limitation, accounts receivable and inventory, or (b)(i) that is a receivables-based or formula-based revolving credit facility secured by a valid first priority security interest in or lien on working capital assets, including, without limitation, accounts receivable and inventory, and (ii) that provides that the payment obligation of the Obligor on such Loan is either senior to, or pari passu with, and is not (and cannot by its terms become) subordinate in right of payment to, all other Indebtedness of such Obligor, including in any proceeding related to an Insolvency Event. “Fixed Rate Loan” means a Transferred Loan that bears interest at a fixed rate. “Floating Rate Loan” means a Transferred Loan that bears interest at a floating rate. “Floor” means a rate of interest equal to one-half of one percent (0.50%) per annum.

-28- “Fund” means Eagle Point Trinity Senior Secured Lending Company, a Delaware statutory trust (f/k/a EPT 16 LLC, a Delaware limited liability company). “Fund Conversion Date” means the date on which the Fund qualifies as a RIC and obtains its status as “business development company” within the meaning of the 1940 Act “Fund Tax Distribution” means any distributions, on or after the Fund Conversion Date, in cash or other property (excluding for this purpose the Borrower’s equity) in any taxable year of the Borrower in amounts not to exceed the amount that is estimated in good faith by the Borrower to be required to allow the Fund to make sufficient distributions to qualify as a RIC or to otherwise eliminate federal or state income or excise taxes payable by the Fund in or with respect to any taxable year of the Fund (or any calendar year, as relevant); provided that the amount of any such payments made in or with respect to any such taxable year (or calendar year, as relevant) of the Fund shall not exceed the amounts that the Borrower would have been required to distribute to the Fund to: (i) allow the Borrower to satisfy the minimum distribution requirements that would be imposed by Section 852(a) of the Code (or any successor thereto) to maintain its eligibility to be taxed as a RIC for any such taxable year, (ii) reduce to zero for any such taxable year the Borrower’s liability for federal income taxes imposed on (x) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto) and (y) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero the Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto), in the case of each of (i), (ii) or (iii) above, calculated assuming that the Borrower had qualified to be taxed as a RIC. “Funding Date” means any day on which an Advance is made in accordance with and subject to the terms and conditions of this Agreement. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States. “Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person. “Group Advance Limit” means, for each Lender Group, the sum of the Commitments of the Lenders in such Lender Group. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and other substances or wastes of any nature regulated under or with respect to which liability or standards of conduct are imposed pursuant to any Environmental Law. “Hedge Breakage Costs” means, for any Hedge Transaction, any amount payable by the

-29- Borrower for the early termination of that Hedge Transaction or any portion thereof. “Hedge Collateral” is defined in Section 5.2(b). “Hedge Counterparty” means KeyBank or any entity that (a) on the date of entering into any Hedge Transaction is an interest rate swap dealer that is either a Lender or an Affiliate of a Lender, or has been approved in writing by the Administrative Agent (which approval shall not be unreasonably withheld), and (b) in a Hedging Agreement consents to the assignment of the Borrower’s rights under the Hedging Agreement to the Administrative Agent pursuant to Section 5.2(b). “Hedge Transaction” means each interest rate cap transaction between the Borrower and a Hedge Counterparty that is entered into pursuant to Section 5.2 and is governed by a Hedging Agreement. “Hedging Agreement” means each agreement between the Borrower and a Hedge Counterparty that governs one or more Hedge Transactions entered into pursuant to Section 5.2, which agreement shall consist of a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto substantially in a form as the Administrative Agent shall approve in writing, and each “Confirmation” thereunder confirming the specific terms of each such Hedge Transaction. “Hedging Trigger Date”” is defined in Section 5.2(a). “Increased Costs” means any amounts required to be paid by the Borrower to an Affected Party pursuant to Section 2.12(a). “Indebtedness” means, with respect to any Person as of any date, (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments related to transactions that are classified as financings under GAAP, (iii) obligations of such Person to pay the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business and repayable in accordance with customary trade practices), (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations secured by a Lien upon property or assets owned (under GAAP) by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor, against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above. “Indemnified Amounts” is defined in Section 9.1. “Indemnified Party” is defined in Section 9.1. “Indemnified Taxes” is defined in Section 2.13.

-30- “Independent Manager” is defined in Section 4.1. “Indorsement” has the meaning specified in Section 8-102(a)(11) of the UCC. “Industry” means with respect to an Obligor, the four-digit North American Industry Classification System (“NAICS”) code assigned to such Obligor for purposes hereof based upon the NAICS code assigned to such Obligor’s underlying customers. If the largest industry served for an Obligor exceeds 25.0% of such Obligor’s annual revenue at the time of initial underwriting of the related Loan, then the NAICS code for the largest of such industries served isshall be assigned to the Obligor; provided that if no single industry served by an Obligor exceeds 25.0% of such Obligor’s total annual revenue, such Obligor shall be assigned a multi-industry classification. “Ineligible Loan” means, at any time, a Loan or any portion thereof that fails to satisfy any criteria of the definition of “Eligible Loan”. “Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the inability by such Person, admitted in writing or otherwise, generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing. “Insolvency Laws” means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Insolvency Proceeding” means any case, action or proceeding before any court or Governmental Authority relating to an Insolvency Event. “Instrument” has the meaning specified in Section 9-102(a)(47) of the UCC. “Insurance Policy” means, with respect to any Loan included in the Collateral, an insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Loan. “Insurance Proceeds” means any amounts payable or any payments made to the Borrower

-31- (or to the Servicer on its behalf) under any Insurance Policy. “Interest” means, for each day during each Interest Period and each Advance outstanding during each day of such Interest Period, the product of: IR x P 360 where IR = the Interest Rate applicable to such Advance for such day, resetting as and when specified herein; P = the principal amount of such Advance on such day; provided, however, that (i) no provision of this Agreement shall require or permit the collection of Interest in excess of the Maximum Lawful Rate and (ii) Interest shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason. “Interest Collections” means any and all Collections representing (a) payments of interest, end-of-term payments, late payment charges and any other fees and charges related to any Transferred Loan; and (b) recoveries of charged off interest on any Transferred Loan. “Interest Period” means each Settlement Period. “Interest Rate” means for any Interest Period and any Advance: (a) a rate per annum equal to the Term SOFR Rate plus the Applicable Margin; provided, however, that the Interest Rate shall be the Base Rate plus the Applicable Margin if a Disruption Event occurs; or (b) notwithstanding anything in clause (a) to the contrary, following the occurrence and during the continuation of an Event of Default, the Interest Rate for all Advances shall be a rate equal to the Default Rate. “Interest Spread Test” means a test, with respect to any Settlement Period, calculated as of the end of such Settlement Period on the Reporting Date for such Settlement Period, which shall be satisfied if (i) ((A-B)/C), multiplied by (ii) four, exceeds 4% where: A = the amount of Interest Collections on the Aggregate Outstanding Loan Balance during such Settlement Period and the two preceding Settlement Periods; B = the sum for such Settlement Period and the two preceding Settlement Periods of (i) Carrying Costs, (ii) the Servicing Fee, (iii) the Administrative

-32- Agent Fee and (iv) the Collateral Custodian Fee; and C = the Aggregate Outstanding Loan Balance as of the last day of such Settlement Period; provided, that (x) for the first Settlement Period occurring after the Effective Date, A and B above shall be calculated by reference to the calculation for such Settlement Period only and the multiplier in clause (ii) above shall be twelve, and (y) for the second Settlement Period occurring after the Effective Date, A and B above shall be calculated by reference to the calculation for the first two Settlement Periods only and the multiplier in clause (ii) above shall be six. “Investment” means, for any Person: (a) equity interests, bonds, notes, debentures or other securities of any other Person (including convertible securities) or any agreement to acquire any equity interests, bonds, notes, debentures or other securities of any other Person; or (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding the acquisition of assets pursuant to the Sale and Contribution Agreement. “Investment Policy” means the written policies, procedures and guidelines of Trinity utilized in the origination (and portfolio management) of Loans, specifically including, but not limited to, underwriting, valuation and documentation guidelines, portfolio management and financial policies, procedures and guidelines over collateral and financial analysis, business and asset valuation (including appraisal), audit and appraisal policies, collection activities, renewal, extension, modification, recognition, accrual, non-accrual and charge-off policies, and the use of the Trinity’s Standard Documents with respect to the origination, funding and servicing of the Loans, such policies, procedures and guidelines as delivered to, and approved by, the Administrative Agent prior to the Effective Date and attached hereto as Schedule VI, as the same may be amended or modified from time to time in accordance with Sections 5.1(q) and 7.9(g). “Joinder Agreement” means a joinder agreement substantially in the form set forth in Exhibit C hereto pursuant to which a new Lender Group becomes party to this Agreement. “KeyBank” means KeyBank National Association, and its successors or assigns. “Lender Fee Letter” means that certain Lender Fee Letter dated as of the date hereof, among the Borrower, the Administrative Agent and the Lenders, as the same may be amended, restated or modified from time to time. “Lender Group” means any group consisting of a Lender or Lenders and a related Managing Agent. “Lender Insolvency Event” shall mean that (i) a Lender or its Parent Company is insolvent, or is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (ii) a Lender or its Parent Company is the subject of a bankruptcy, insolvency, reorganization,

-33- liquidation or similar proceeding, or a receiver, trustee, conservator, custodian or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such capacity, has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment, or (iii) a Lender or its Parent Company has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent; provided that, for the avoidance of doubt, a Lender Insolvency Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interest in or control of a Lender or a Parent Company thereof by a Governmental Authority or an instrumentality thereof so long as such ownership or acquisition does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. “Lenders” is defined in the preamble hereto. “Lien” means, with respect to any asset or property, (a) any mortgage, lien, pledge, hypothecation, charge, security interest (statutory or other) or encumbrance of any kind or nature whatsoever in respect of such asset or property, or (b) the interest of a vendor or lessor under any conditional sale agreement, financing loan or other title retention agreement relating to such asset or property (including any financing lease having substantially the same economic effect as any of the foregoing, and the filing authorized by a Person of any financing statement under the UCC or comparable law of any jurisdiction). “Life Science Loan” means a Loan or Participation Interest (for purposes of this definition, a “loan”) that meets each of the following criteria: (a) constitutes a First Lien Loan or Second Lien Loan; (b) the Obligor of which provides products and services in the medical or science industries, including, but not limited to, medical devices, biopharmaceuticals, drug discovery, drug delivery diagnostic and tools, healthcare technology, and healthcare services companies; (c) has an LTV less than or equal to 35.0% at the time of origination; (d) has an LTV less than or equal to 50.0% at any time; and (e) the Obligor of which has paid-in-capital greater than or equal to $10,000,000. “Liquidation Expenses” means, with respect to any Defaulted Loan, the aggregate amount of out-of-pocket expenses reasonably incurred by the Borrower or on behalf of the Borrower by the Servicer in connection with the repossession, refurbishing and disposition of any related assets

-34- securing such Loan including the attempted collection of any amount owing pursuant to such Loan. “Loan” means all or part of a loan or other debt obligation (or risk participation interest therein), including, for the avoidance of doubt, an Equipment Finance Loan and a Participation Interest. References to “Loan” shall mean (i) the underlying loan or other debt obligation or (ii) the portion thereof assigned by Trinity (or any Third Party Originator) to the Fund and by the Fund to the Borrower (including through a Participation Interest), as the context requires. “Loan Checklist” means a checklist, which may be in Electronic Form or Physical Form, delivered by or on behalf of the Borrower to the Collateral Custodian and the Administrative Agent, for each Transferred Loan, of all Loan Documents to be included within the respective Loan File, which shall specify, among other things, whether such document is an original in Physical Form, an original in Electronic Form or a copy. “Loan Documents” means, with respect to any Transferred Loan, the related promissory note (or Contract, in the case of an Equipment Finance Loan) and any related loan agreement, lease agreement, security agreement, intercreditor agreement, mortgage, assignment of mortgage, intellectual property security agreements, deposit account control agreement, assignment of loan or allonge, participation agreement, all guarantees related thereto, and all UCC financing statements and continuation statements (including amendments or modifications thereof) executed (as applicable) by the Obligor thereof or by another Person on the Obligor’s behalf in respect of such Transferred Loan, including, without limitation, general or limited guaranties, which, in each case, may be in Electronic Form or Physical Form. “Loan File” means, with respect to any Transferred Loan, a file containing (a) each of the documents and items as set forth on the Loan Checklist with respect to such Transferred Loan and (b) duly executed originals or copies of any other relevant records relating to such Transferred Loan and the Related Property pertaining thereto. “Loan List” means the Loan List most recently provided by the Borrower or the Servicer to the Administrative Agent and the Collateral Custodian in connection with a Borrower Notice or a Monthly Report, which Loan List shall replace the prior Loan List, if any, and be incorporated as Schedule II hereto. “LTV” means, as of any date of measurement with respect to any Eligible Loan, the number, expressed as a percentage, of (a) the aggregate principal balance of all the Eligible Loans included as part of the Collateral with the same Obligor, plus all other outstanding balances of secured and unsecured loans of such Obligor (including revolving credit facilities assumed to be fully drawn) that are senior to or pari passu with the Loans, divided by (b) the “Obligor enterprise value,” as determined in accordance with the Investment Policy which percentage shall be updated no less frequently than quarterly. “Managing Agent” means, as to any Lender, the financial institution identified as such with respect to such Lender on the signature pages hereof or in the applicable Assignment and Acceptance or Joinder Agreement.

-35- “Mandatory Prepayment” is defined in Section 2.4(a). “Margin Stock” is defined in Section 4.1. “Market Servicing Fee” is defined in Section 7.20. “Market Servicing Fee Differential” means, as of any date of determination, an amount equal to the positive difference between the Market Servicing Fee and the Servicing Fee. “Master Collection Account” is defined in Section 7.4(e). “Master Collection Account Liens” means bankers’ Liens, rights of setoff and other similar Liens (including under Section 4-210 of the Uniform Commercial Code) on the Master Collection Account, in each case granted in the ordinary course of business in favor of KeyBank as the account bank of the Master Collection Account, securing amounts owing to KeyBank with respect to cash management and operating account arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness. “Material Adverse Effect” means an event or circumstance which would have or would be reasonably expected to have a material adverse effect on (a) the business, financial condition, operations or properties of the Borrower, the Servicer, Trinity or the Fund, (b) the validity, enforceability or collectability of this Agreement or any other Transaction Document or the validity, enforceability or collectability of the Transferred Loans, taken as a whole, (c) the rights and remedies of the Administrative Agent or any Secured Party under this Agreement or any Transaction Document or (d) the ability of the Borrower, the Servicer or the Fund to perform its payment or other material obligations under this Agreement or any other Transaction Document, or (e) the status, existence, perfection, priority, or enforceability of the Administrative Agent’s or Secured Parties’ interest in the Collateral, taken as a whole. “Material Modification” means, with respect to any Loan, any amendment, waiver, consent or modification of a related Loan Document with respect thereto executed or effected after the date on which such Loan is acquired by the Borrower as a result of the default, credit deterioration or financial underperformance of the related Obligor, that: (a) waives, extends or postpones any payment date of one or more interest payments, reduces the interest rate applicable to such Loan, or reduces or waives one or more interest payments or permits any interest due with respect to such Loan in cash to be deferred or capitalized and added to the principal amount of such Loan (other than any deferral or capitalization already expressly permitted by the terms of its underlying instruments or pursuant to the application of a pricing grid, in each case as of the date such Loan was acquired by the Borrower); provided that any amendment in connection with a replacement of the London interbank offered rate, in a manner generally consistent with the replacement London interbank offered rate provisions recommended by the Alternative Reference Rates Committee, in the related Loan Documents shall not be considered a Material Modification;

-36- (b) contractually or structurally subordinates such Loan by operation of a priority of payments, turnover provisions or the transfer of assets in order to limit recourse to the related Obligor or releases any material guarantor or co-Obligor from its obligations with respect thereto and such release materially and adversely affects the value of such Loan (as determined by the Administrative Agent in a commercially reasonable manner); (c) substitutes or releases the underlying assets securing such Loan (other than as expressly permitted by the Loan Documents as of the date such Loan was acquired by the Borrower) or subordinates the Lien in the underlying assets securing such Loan, and such subordination, substitution or release materially and adversely affects the value of such Loan (as determined by the Administrative Agent in a commercially reasonable manner); (d) waives, extends or postpones any date fixed for any scheduled payment or mandatory prepayment of principal on such Loan; (e) reduces or forgives any principal amount of such Loan; (f) extends the maturity date of such Loan; (g) impairs, alters or modifies in any material respect the related note, security agreement or any other agreement pursuant to which collateral is pledged to secure such Loan; or (h) extends any interest only period; provided, however, that the Borrower may consent to one extension of an interest-only period for a period of not more than 180 days so long as (x) such extension was not a result of Obligor financial under-performance or Obligor credit related reasons and the Obligor is otherwise in compliance with the terms of such Loan and the Loan Documents, and (y) such accommodation was done in accordance with the Investment Policy; provided that any Loan subject to a Material Modification which subsequently becomes a Restructured Loan shall no longer be considered to have been subject to a Material Modification hereunder unless such Loan is subject to a subsequent Material Modification. “Maturity Date” means the earlier of (a) the date that is three (3) years after the earlier of the dates specified in clauses (b) and (c) of the definition of Termination Date and (b) the date declared by the Administrative Agent or occurring automatically in respect of the occurrence of an Event of Default pursuant to Section 8.1. The Advances Outstanding and all other Obligations will be due and payable in full on the Maturity Date. “Maximum Availability” means, at any time, the lesser of (i) the Facility Amount, (ii) the Borrowing Base and (iii) Aggregate Outstanding Loan Balance less the Minimum Equity Amount. “Maximum Lawful Rate” is defined in Section 2.6(d).

-37- “Minimum Equity Amount” means, (i) at any time other than during a Ramp-Up Period, the greater of (a) $25,000,000 and (b) the sum of the Outstanding Loan Balances of all Eligible Loans owned by the Borrower and included as part of the Collateral (or, in relation to a proposed purchase of a Loan, proposed to be owned and included as part of the Collateral) which consist of obligations of any Obligor which, together with the Affiliates thereof, is an Obligor with the 1st, 2nd, 3rd, 4th, 5th or 6th largest percentage of the Aggregate Outstanding Loan Balance and (ii) at any time during a Ramp-Up Period, the sum of the Outstanding Loan Balances of all Eligible Loans owned by the Borrower and included as part of the Collateral (or, in relation to a proposed purchase of a Loan, proposed to be owned and included as part of the Collateral) which consist of obligations of any Obligor which, together with the Affiliates thereof, is an Obligor with the 1st, 2nd, 3rd and 4th largest percentage of the Aggregate Outstanding Loan Balance. “Monthly Report” is defined in Section 7.11(a). “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the immediately preceding five years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees. “Net Loan Balance” means, as of the date it is to be determined, the difference of (a) the Aggregate Outstanding Loan Balance as of such date less (b) the Excess Concentration Amount as of such date. “Non-Defaulting Lender” shall mean, at any time, a Lender that is not a Defaulting Lender or a Potential Defaulting Lender. “Non-Renewing Lender” is defined in Section 2.1(b). “Obligations” means all loans, advances, debts, liabilities and obligations, for monetary amounts owing by the Borrower to the Lenders, the Collateral Custodian, the Administrative Agent, the Managing Agents, the Hedge Counterparties or any of their permitted assigns, as the case may be, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, present or future, arising under or in respect of any of this Agreement, the Lender Fee Letter, the Administrative Agent Fee Letter, the Collateral Custodian Fee Letter, any other Transaction Document, or any Hedging Agreement, whether or not evidenced by any separate note, agreement or other instrument. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement against the Borrower of any action under the Bankruptcy Code), Unused Fees, Reduction Fees, Hedge Breakage Costs and other fees, including, without limitation, any and all commitment fees, arrangement fees, loan fees, facility fees, and any and all other fees, expenses, costs or other sums (including attorney costs) chargeable to the Borrower under any of the Transaction Documents or under any Hedging Agreement. “Obligor” means, with respect to any Loan, the Person or Persons obligated to make payments pursuant to such Loan, including any guarantor thereof. For purposes of calculating the

-38- Advance Rate, Excess Concentration Amount and LTV, all Loans included in the Collateral or to become part of the Collateral the Obligor of which is an Affiliate of another Obligor shall be aggregated with all Loans of such other Obligor. “OFAC” means the U.S. Office of Foreign Asset Controls. “Officer’s Certificate” means a certificate signed by a Responsible Officer of the Borrower or the Servicer, as the case may be. “Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Borrower or the Servicer, as the case may be, and who shall be reasonably acceptable to the recipient thereof. “Operating Account” is defined in Section 7.4(e). “Outstanding Loan Balance” means with respect to any Loan, the lower of (a) the Fair Value of such Loan not to exceed Trinity’s or the Fund’s cost basis with respect to such Loan (including any original issue discount, if any) and (b) the then outstanding principal balance thereof. For the avoidance of doubt, (x) the “Outstanding Loan Balance” shall exclude any accrued PIK Interest and end of term optional payments, and (y) the Fair Value of a Loan as determined pursuant to clause (a) of this definition shall be applied as a percentage of the then outstanding principal balance of a Loan until the next date on which the Fair Value is determined with respect to such Loan pursuant to Section 7.21 (e.g. if the Fair Value of a Loan is 90% of the outstanding principal balance of such Loan and such Loan has the outstanding principal balance reduced after the Fair Value is determined, the Fair Value of such Loan after giving effect to such principal reduction for purposes of clause (a) of this definition shall be 90% times the new outstanding principal balance of such Loan after giving effect to such principal reduction until the next date on which the Fair Value is determined pursuant to Section 7.21). “Parent Company” shall mean, with respect to a Lender, the “bank holding company” as defined in Regulation Y, if any, of such Lender, and/or any Person owning, beneficially or of record, directly or indirectly, a majority of the shares of such Lender. “Participant” is defined in Section 11.1(f). “Participant Register” is defined in Section 11.1(f). “Participation Interest” means a risk participation interest in a loan or other debt obligation. “Payment Date” means (x) the ninth (9th) Business Day following the end of each calendar month, beginning on January 14, 2025, and (y) the Maturity Date. “Payment Notice” has the meaning assigned to it in Section 10.10(b). “Payment Recipient” has the meaning assigned to it in Section 10.10(a).

-39- “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Liens” means (i) Liens created pursuant to the Transaction Documents in favor of the Administrative Agent, as agent for the Secured Parties or in favor of the Borrower as purchaser under the Sale and Contribution Agreement, (ii) warehousemen’s and other Liens arising by operation of law in the ordinary course of business for sums not due or sums that are being contested in good faith, (iii) Liens for Taxes if such Taxes shall not at the time be due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Person and (iv) with respect to Loans for which a Person other than Borrower serves as the administrative or other agent for the lenders thereunder, Liens in favor of the lead agent, the collateral agent or the paying agent for the benefit of holders of indebtedness of such Obligor. “Permitted Obligor Liens” means the Liens described in the applicable Loan Documents as “permitted liens” or otherwise permitted thereunder and any other liens approved by the Administrative Agent. “Person” means an individual, partnership, corporation (including a statutory trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity. “Physical Form” means a document delivered and maintained in physical paper form or a document previously maintained in Electronic Form which has been transferred to Physical Form. “PIK Interest” means, with respect to any Loan, accrued interest on such Loan that has been deferred or capitalized by the Obligor of such Loan. “Potential Defaulting Lender” shall mean, at any time, subject to Section 2.16, any Lender as to which the Administrative Agent has notified the Borrower that (i) an event of the kind referred to in the definition of “Lender Insolvency Event” has occurred and is continuing in respect of any financial institution affiliate of such Lender, (ii) such Lender has (or its Parent Company or a financial institution affiliate thereof has) notified the Administrative Agent in writing, or has stated publicly, that it does not intend to comply with its funding obligations under any other loan agreement, credit agreement or other financing agreement, unless such writing or public statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with any applicable default, will be specifically identified in such writing or public statement), or (iii) such Lender has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency. Any determination by the Administrative Agent that a Lender is a Potential Defaulting Lender will be conclusive and binding, absent manifest error, and such Lender shall be deemed to be a Potential Defaulting Lender (subject to Section 2.16) upon notification of such determination by the Administrative Agent to the Borrower and the Lenders.

-40- “Pre-Revenue Company” means an Obligor which has generated less than $2,500,000 in revenue during the most recent trailing six (6) month period. “Prepayment Notice” means a written notice of a prepayment of the Advances (including a duly completed Borrowing Base Certificate as of the date of such prepayment and giving pro forma effect to the prepayment to be made) in the form of Exhibit A-2. “Principal Collections” means any and all Collections other than Interest Collections. “Proceeds” means, with respect to any Collateral, whatever is receivable or received when such Collateral is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, including all rights to payment with respect to any insurance relating to such Collateral. “Prohibited Industry” means each of the following business areas: (i) assault weapons or firearms manufacturing, (ii) payday lending, title lending, or predatory lending, (iii) pawn shops, (iv) pornography or adult entertainment, (v) illegal or internet gaming (excluding, for the avoidance of doubt, hospitality and/or resorts development or management thereof) or internet cafes, (vi) the sale or cultivation of marijuana, (vii) private prisons, (viii) embassies and foreign consulates, (ix) political campaigns, committees or candidates, or (x) any other industry, business, product or service that is illegal under United States federal laws. “Pro-Rata Share” means, with respect to any Lender on any day, the percentage equivalent of a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Group Advance Limit of the related Lender Group. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchase Date” means the Effective Date and each Transfer Date (as defined in each Additional Asset Supplement (as defined in the Sale and Contribution Agreement)). “Purchase Money Lien” means a Lien that secures Indebtedness (including under a capital lease) for borrowed money so long as (i) substantially all of the proceeds of the Indebtedness for borrowed money (including under a capital lease) that is the subject of such Lien was used to acquire, construct or improve the asset(s) that are the subject of such Lien, and (ii) such Lien does not attach to assets other than those acquired, constructed or improved with such proceeds. “Purchasing Lender” is defined in Section 11.1(b). “QIB” is defined in Section 11.1(l). “Qualified Purchaser” is defined in Section 11.1(l). “Ramp-Up Period” means, with respect to the Effective Date or a Takeout Transaction, the period (if any) commencing on the Effective Date or the Takeout Date, as applicable, and ending

-41- on the earlier of (i) the six (6) month anniversary of the Effective Date or the Takeout Date, as applicable, and (ii) the date following the commencement of such period on which the Aggregate Outstanding Loan Balance exceeds $100,000,000. “Records” means, with respect to any Transferred Loans, all documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any item of Collateral and the related Obligors, other than the Loan Documents. “Recoveries” means, with respect to any Transferred Loan that is a Defaulted Loan, Proceeds of the sale or other liquidation of any Related Property, Proceeds of any related Insurance Policy, and any other recoveries with respect to such Loan and Related Property, and amounts representing late fees and penalties, net of Liquidation Expenses and amounts, if any, received that are required to be refunded to the Obligor on such Loan. “Recurring Revenue” means, with respect to any Obligor, the amount, as determined by the Servicer in accordance with the Investment Policy, of revenues of such Obligor in respect of perpetual licenses, subscription agreements, maintenance streams or other similar and reoccuringreoccurring cash flow streams. “Reduction Fee” is defined in Section 2.3(a). “Register” is defined in Section 11.1(d). “Regulatory Change” is defined in Section 2.12(a). “Related Property” means, with respect to a Transferred Loan, the Fund’s (immediately prior to the transfer of the related Transferred Loan pursuant to the Sale and Contribution Agreement) or the Borrower’s (immediately after giving effect to the transfer of the related Transferred Loan pursuant to the Sale and Contribution Agreement) interest (in its capacity as a lender with respect to such Transferred Loan) in any property or other assets of the Obligor thereunder pledged as collateral to secure the repayment of such Transferred Loan, including, without limitation, accounts receivable, inventory, equipment, real estate, customer lists, networks and databases, patents and other intellectual property and all other collateral therefor described in the loan agreement and/or security agreement, and any second lien collateral (subject to the applicable priority of interests described in such documents and in the applicable intercreditor agreement, if any) therefor. “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto. “Replacement Lender” is defined in Section 2.17. “Reportable Event” means a reportable event as defined in Section 4043(c) of ERISA and the regulations issued under such Section, with respect to a Single-Employer Plan or

-42- Multiemployer Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event. “Reporting Date” means the date that is two Business Days prior to each Payment Date. “Request of Release of Loan Documents” is defined in Section 13.7. “Required Lenders” means at a particular time, Lenders with Commitments (including, for this purpose, Non-Renewing Lenders, who shall be deemed to have Commitments equal to their Lender Group’s Advances Outstanding at such time) in excess of 50% of the Facility Amount; provided that at any time at which there are two or more Lenders that are not Affiliates, the Required Lenders must consist of at least two Lenders that are not Affiliates of each other and collectively hold Commitments in excess of 50% of the Facility Amount. “Required Loan Documents” means for each Loan, copies (except as otherwise indicated) of the following documents or instruments (which may be in Electronic Form or Physical Form), all as specified on the related Loan Checklist: (a) the related loan agreement (or Contract, in the case of an Equipment Finance Loan); (b) if evidenced by a note, the underlying promissory note; (c) the related loan request form (if any); (d) the related security agreement (if any); (e) the related intercreditor or subordination agreement (if any); (f) the related deposit account control agreement and other collateral documents (if any); (g) the related participation rights agreement (if any); (h) the related UCC financing statements (if any); (i) the related guaranty agreement; (j) the related assignment specification pursuant to the Master Sale Agreement (as defined in the Sale and Contribution Agreement) or the related assignment agreement (if any); and (k) in the case of any of the foregoing, together with any amendments or modifications thereto.

-43- “Responsible Officer” means, as to any Person, any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; provided that with respect to the Servicer, a Responsible Officer shall be limited to its chief executive officer, chief financial officer, general counsel, chief credit officer, chief investment officer and chief accounting officer; provided, further, that with respect to the Collateral Custodian, a Responsible Officer shall be limited to any such officer in the document custody department of Computershare. The Servicer and the Borrower may designate other and additional Responsible Officers from time to time by notice to the Administrative Agent. “Restructured Loan” means any Loan (a) that was previously the subject of a Material Modification, (b) for which the Obligor (i) is current on all required payments for three (3) monthly regularly Scheduled Payments or one (1) quarterly regularly Scheduled Payment, as applicable, and (ii) is no longer experiencing a material financial underperformance, distress or material default; provided that any Loan shall no longer be considered a Restructured Loan after six (6) monthly regularly Scheduled Payments have been made when due or two (2) quarterly regularly Scheduled Payments have been made when due, as applicable. “Review Criteria” is defined in Section 13.2. “Revolving Loan” means any Loan (i) the terms of which specify a maximum aggregate amount that can be borrowed by the related Obligor and permits such Obligor to re-borrow any amount previously borrowed and subsequently repaid during the term of such Loan, or (ii) that is classified as a “revolving loan” on the books of the Servicer in accordance with the Investment Policy. “Revolving Period” means the period commencing on the Effective Date and ending on the Termination Date. “RIC” means a regulated investment company qualified as such under Sections 851 through 855 of the Code and the Treasury regulations promulgated thereunder. “Risk Rating” means, for any Loan, the rating assigned thereto by the Servicer under the numeric rating system used by the Servicer to rate the credit profile on Loans, as described in the Investment Policy, applied consistently and in good faith. “Rolling Six Month Default Ratio Test” means a test, with respect to any Settlement Period, calculated as of the end of such Settlement Period on the Reporting Date for such Settlement Period, which shall be satisfied if (a) the ratio, expressed as a percentage (rounded up to the next one-hundredth (1/100th) of one percent (1%)), (i) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Transferred Loans that were or became Defaulted Loans during such Settlement Period and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of the final day of the immediately preceding Settlement Period, multiplied by (b) twelve, does not exceed 8% on a rolling six Settlement Period basis (for the avoidance of doubt, calculated as the arithmetic average of the foregoing formulation for any six consecutive Settlement Periods; provided, that for the first Settlement Period occurring after the

-44- Effective Date, such test shall be calculated by reference to the calculation for such Settlement Period only, for the second Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first two Settlement Periods only, for the third Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first three Settlement Periods only, for the fourth Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first four Settlement Periods only and for the fifth Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first five Settlement Periods only). “Rolling Six Month Delinquency Ratio Test” means a test, with respect to any Settlement Period, calculated as of the end of such Settlement Period on the Reporting Date for such Settlement Period, which shall be satisfied if (a) the ratio, expressed as a percentage (rounded up to the next one-hundredth (1/100th) of one percent (1%)), (i) the numerator of which is equal to the aggregate Outstanding Loan Balance of all Transferred Loans that were or became Delinquent Loans during such Settlement Period and (ii) the denominator of which is equal to the Aggregate Outstanding Loan Balance as of the final day of the immediately preceding Settlement Period, multiplied by (b) twelve, does not exceed 15% on a rolling six Settlement Period basis (for the avoidance of doubt, calculated as the arithmetic average of the foregoing formulation for any six consecutive Settlement Periods; provided, that for the first Settlement Period occurring after the Effective Date, such test shall be calculated by reference to the calculation for such Settlement Period only, for the second Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first two Settlement Periods only, for the third Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first three Settlement Periods only, for the fourth Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first four Settlement Periods only and for the fifth Settlement Period occurring after the Effective Date, shall be calculated by reference to the calculation for the first five Settlement Periods only). “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto. “Sale and Contribution Agreement” means that certain Sale and Contribution Agreement, dated as of the date hereof, between the Fund, as seller, and the Borrower, as purchaser. “Sanctions” is defined in Section 4.1(bb). “Scheduled Payment” means, on any date, with respect to any Transferred Loan, each monthly or other periodic payment (whether principal, interest or principal and interest) scheduled to be made by the Obligor thereof after such date under the terms of such Loan. “SEC” means the United States Securities and Exchange Commission. “Second Lien Loan” means any Loan that (I) either (A)(i) is secured by a valid and perfected security interest or Lien on substantially all of the Obligor’s assets constituting Related Property (including intellectual property or, in some cases, depending on the credit of the Obligor, a negative pledge with respect to the Obligor’s intellectual property prohibiting the Obligor from

-45- pledging or otherwise encumbering its intellectual property securing the obligations of the Obligor) for the Loan as determined in accordance with the Investment Policy, subject only to the prior Lien provided to secure the obligations under a “first lien” loan pursuant to customary commercial terms, and any other “permitted liens” as defined in the applicable Loan Documents for such Loan or such comparable definition if “permitted liens” is not defined therein (including, without limitation, priority Liens on certain current assets, including accounts receivable, to secure working capital facilities), (ii) provides that the payment obligation of the Obligor on such Loan is “senior debt” and, except for the express priority provisions under the documentation of the “first lien” lenders, is either senior to, or pari passu with, all other Indebtedness of such Obligor, and (iii) for which the principal Related Property is not comprised of equity interests in the Obligor’s subsidiaries and Affiliates, or (B) meets the criteria of “First Lien/Last Out Loan”, except for clause (c) of the definition thereof, and on each date of determination, has a ratio of funded debt under the first out facility to TTM EBITDA of less than or equal to 2.03.0x in the case of a Sponsor Cashflow Loan or a ratio of funded debt under the first out facility to TTM Recurring Revenue of less than or equal to 1.5x in the case of a Sponsor Recurring Revenue Loan, as applicable, and (II) the Borrower has determined in good faith that the value of the Related Property securing the Loan on or about the time of origination equals or exceeds the Outstanding Loan Balance of the Loan plus the aggregate outstanding balances of all other loans of equal or higher seniority secured by the same collateral. “Secured Party” means (i) each Lender, (ii) each Managing Agent, (iii) the Administrative Agent, (iv) the Collateral Custodian and (v) each Hedge Counterparty that is either a Lender or an Affiliate of a Lender if that Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party. “Securitization Transaction” means any financing transaction that is secured, directly or indirectly, in whole or in part, by the Collateral or any portion thereof or any interest therein, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer. “Senior Total Funded Debt” means, with respect to any Loan at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness for borrowed money of the related Obligor and its Subsidiaries ranking senior or pari passu to such Loan at such time, and (b) all Indebtedness for borrowed money of any other Person, which is directly or indirectly guaranteed by the Obligor or any of its Subsidiaries or which the Obligor or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Obligor or any of its Subsidiaries has otherwise assured a creditor against loss, in each case, which such obligation under such guarantee, agreement or assurance ranks senior or pari passu with respect to such Loan. “Servicer” is defined in the preamble hereto. “Servicer Advance” means an advance of Scheduled Payments or Collection Account shortfalls made by the Servicer pursuant to Section 7.5. “Servicer Termination Event” is defined in Section 7.18.

-46- “Servicer’s Certificate” is defined in Section 7.11(b). “Servicing Duties” means those duties of the Servicer which are enumerated in Section 7.2. “Servicing Fee” means, for each Payment Date, an amount equal to the sum of the products, for each day during the related Settlement Period, of (i) the Outstanding Loan Balance of each Transferred Loan as of the preceding Reporting Date, (ii) the applicable Servicing Fee Rate, and (iii) a fraction, the numerator of which is 1 and the denominator of which is 360. “Servicing Fee Rate” means a rate equal to 0.50% per annum. “Servicing Records” means all documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Transferred Loans and the related Obligors. “Servicing Standard” is defined in Section 7.2(d). “Settlement Period” means the one-month period commencing on the second day of a calendar month and ending on the first day of the following calendar month; provided, however that the initial Settlement Period shall be the period from and including the Effective Date to and including January 1, 2025, and provided, further, that the final Settlement Period preceding the Maturity Date or the final Settlement Period preceding an optional prepayment in whole of the Advances, shall end on the Maturity Date or the date of such prepayment, respectively. “Single Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA or Section 412 of the Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or was at any time during the current year or the immediately preceding five years sponsored or maintained by the Borrower or any ERISA Affiliate. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Advance” means each Advance bearing interest at a rate based upon the Term SOFR Rate. “SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

-47- “Solvent” means, as to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person’s liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (b) the present fair salable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital. “Sponsor Cashflow Loan” means a Loan or Participation Interest (for purposes of this definition, a “loan”) that meets each of the following criteria: (a) constitutes a First Lien Loan, a First Lien/Last Out Loan or a Second Lien Loan; (b) the Obligor of which is owned by a financial sponsor; (c) the Obligor of which has generated a minimum of $10,000,000 in TTM Recurring Revenue and a minimum of $5,000,000 in TTM EBITDA during the most recent reporting period; (d) the Obligor of which has (i) a Senior Total Funded Debt to TTM EBITDA ratio of less than 5.00x and (ii) a Total Funded Debt to TTM EBITDA ratio of less than 7.00x; (e) the Obligor of which has a ratio of Senior Total Funded Debt to enterprise value of 60% or less at all times; and (f) the related Loan Documents require that the Obligor of which meets at least one (1) financial covenant. “Sponsor Recurring Revenue Loan” means a Loan or Participation Interest (for purposes of this definition, a “loan”) that meets each of the following criteria: (a) constitutes a First Lien Loan, a First Lien/Last Out Loan or a Second Lien Loan; (b) the Obligor of which is in a high growth industry or industry that customarily has businesses with recurring revenue; (c) the Obligor of which has generated a minimum of $15,000,00010,000,000

-48- in TTM Recurring Revenue using the last quarter’s GAAP Recurring Revenue (annualized); (d) the ratio of the Dollar equivalent of the outstanding principal amount of such loan to the related Obligor’s TTM Recurring Revenue is less than or equal to 3.00:1.00; (e) the Obligor of which has a ratio of Senior Total Funded Debt to enterprise value of 45% or less; and (f) the related Loan Documents require that the Obligor of which meets at least two (2) financial covenants, including (i) minimum liquidity or a fixed charge coverage ratio, and (ii) a revenue based covenant, whether it is a recurring revenue leverage covenant or simple based on minimum TTM Recurring Revenue. “Spread” means, with respect to Floating Rate Loans, the cash interest spread (after giving effect to any floor with respect to the floating interest rate) of such Floating Rate Loan over the Term SOFR Rate. “Structured Finance Obligation” means any debt obligation or security owing by a finance vehicle that is secured directly and primarily by, primarily referenced to, and/or primarily representing ownership of, a pool of receivables or a pool of other assets, including collateralized debt obligations, residential mortgage-backed securities, commercial mortgage-backed securities, other asset-backed securities, “future flow” receivable transactions and other similar obligations, but excluding debt obligations and securities that are secured by royalty payments relating to intellectual property. For the avoidance of doubt, a Warehouse Loan shall not be deemed to constitute a Structured Finance Obligation for purposes of this Agreement and the other Transaction Documents. “Subject Laws” is defined in Section 4.1. “Subsidiary” means, with respect to any Person, any corporation, limited liability company, trust, or other Person (a) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person or (b) that is directly or indirectly controlled by such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended. “Substitution” is defined in Section 2.15. “Substitute Loan” is defined in Section 2.15. “Substitution Notice” is defined in Section 2.15. “Successor Servicer” is defined in Section 7.19(a).

-49- “Swap Breakage and Indemnity Amounts” means any early termination payments, taxes, indemnification payments and any other amounts owed to a Hedge Counterparty under a Hedging Agreement that do not constitute monthly payments. “Syndication Agent” is defined in the preamble hereto. “Takeout Condition” means a Discretionary Sale pursuant to Section 2.14 for the subsequent sale to an issuer in connection with a Securitization Transaction that satisfies each of the following conditions: (i) such Securitization Transaction has an effective advance rate that (x) exceeds the Weighted Average Advance Rate as in effect on the date of the most recently delivered Borrowing Base Certificate prior to the Borrowing Base Certificate to be delivered in connection with such Discretionary Sale or (y) is otherwise consented to by the Administrative Agent in its sole discretion, (ii) Loans remaining in the Borrowing Base following the consummation of such Discretionary Sale have been reviewed and approved by the Administration Agent in its sole discretion and (iii) each of the conditions set forth in Section 2.14 have been satisfied. “Takeout Date” means the closing date of any Takeout Transaction. “Takeout Transaction” means a Discretionary Sale for the subsequent sale to an issuer in connection with a Securitization Transaction that fulfills the Takeout Condition. “Tangible Net Worth” means, as of any date of determination, determined on a consolidated basis in accordance with GAAP, the result of (a) a Person’s total members’ equity or total beneficial owners’ equity, as applicable, minus, (b) all intangible assets of such Person. “Taxes” means any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Government Authority. “Term SOFR” means for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Lookback Day”) that is two SOFR Business Days prior to the first day of such Interest Period (and rounded in accordance with the Administrative Agent’s customary practice), as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Lookback Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three SOFR Business Days prior to such Lookback Day. “Term SOFR Administrator” means CBA (or a successor administrator of the Term SOFR Reference Rate, as selected by the Administrative Agent in its reasonable discretion). “Term SOFR Rate” means for any Available Tenor and Interest Period with respect to a

-50- SOFR Advance, Term SOFR for such Interest Period; provided that if the Term SOFR Rate as so determined would be less than the Floor, then the Term SOFR Rate shall be deemed to be the Floor. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means the earliest to occur of (a) the date declared by the Administrative Agent or occurring automatically in respect of the occurrence of an Event of Default pursuant to Section 8.1, (b) a date selected by the Borrower upon at least 30 days’ prior written notice to the Administrative Agent and each Managing Agent and (c) the Commitment Termination Date. “Termination Notice” is defined in Section 7.18. “Third Party Originator” means a bank, commercial finance company or other institutional lender that targets the same market segment of the lending business of Trinity. “Total Funded Debt” means, with respect to any Loan at any time the same is to be determined, the sum (but without duplication) of (a) all Indebtedness for borrowed money of the related Obligor and its Subsidiaries at such time, and (b) all Indebtedness for borrowed money of any other Person which is directly or indirectly guaranteed by the Obligor or any of its Subsidiaries or which the Obligor or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Obligor or any of its Subsidiaries has otherwise assured a creditor against loss, calculated in accordance with the corresponding amount or ratio in the underlying Loan Documents for such Loan utilizing the most recently delivered financial results for the related Obligor. “Transaction Documents” means this Agreement, the Sale and Contribution Agreement, the Account Control Agreements, the Lender Fee Letter, the Administrative Agent Fee Letter, the Collateral Custodian Fee Letter and any additional document, letter, certificate, opinion, agreement or writing the execution of which is necessary or incidental to carrying out the terms of the foregoing documents. “Transferred Loan” means each Loan or portion of a Loan that is acquired or purported to be acquired by the Borrower under the Sale and Contribution Agreement. “Transition Costs” means the reasonable costs and expenses incurred by the Successor Servicer, with the prior written consent of the Administrative Agent, in transitioning from Servicer. “TrinCap Funding Credit Agreement” is defined in Section 7.4(e). “Trinity” means Trinity Capital Inc., a Maryland corporation. “Trinity’s Standard Documents” means Trinity’s standard form loan and security agreement and other required agreements, as provided to the Administrative Agent prior to the

-51- Effective Date, as such form loan and security agreement and other required agreements may be updated from time to time in Trinity’s commercially reasonable judgment. “TTM EBITDA” means, at any time the same is to be determined with respect to any Obligor, the trailing twelve-month EBITDA of such Obligor calculated in accordance with the corresponding amount or ratio in the Loan Documents for the related Loan utilizing the most recently delivered financial results for such Obligor. “TTM Recurring Revenue” means, at any time the same is to be determined with respect to any Obligor, the trailing twelve-month Recurring Revenue of such Obligor calculated in accordance with the corresponding amount or ratio in the Loan Documents for the related Loan utilizing the most recently delivered financial results of such Obligor. “TTM Revenue” means, at any time the same is to be determined with respect to any Obligor, the trailing twelve-month revenue of such Obligor calculated in accordance with the corresponding amount in the Loan Documents for the related Loan utilizing the most recently delivered financial results of such Obligor. “UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction or, if no jurisdiction is specified, the State of New York. “UETA” shall mean the Uniform Electronic Transactions Act, as such act may be amended or supplemented from time to time. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “United States” means the United States of America. “Unmatured Event of Default” means an event that, with the giving of notice or lapse of time, or both, would become an Event of Default. “Unreimbursed Servicer Advances” means, at any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.8. “Unused Fee” is defined in the Lender Fee Letter. “USA PATRIOT Act” means the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law on October 26, 2001)). “Utilization” means, on any day, the percentage, rounded to the nearest 1/100th of one-percent (1%), obtained by dividing (a) the Advances Outstanding as of the close of business on such day (including, for the avoidance of doubt, the principal amount of any Advance that has been requested and funded on such day) by (b) the Facility Amount as of the close of business on such day.

-52- “Venture Debt Loan” means a Loan or Participation Interest (for the purposes of this definition, a “loan”) that meets each of the following criteria: (a) constitutes a First Lien Loan or Second Lien Loan; (b) the Obligor of which is in a high growth industry or industry that customarily is funded by venture capital; (c) has an LTV of less than or equal to 35.0% at the time of origination; (d) has an LTV of less than or equal to 50.0% at any time; and (e) the Obligor of which has paid-in-capital greater than or equal to $10,000,000. “Warehouse Loan” means a First Lien Loan that (i) the Obligor of which is a special purpose, bankruptcy-remote entity, (ii) is borrowing base driven and such borrowing base is secured by account, lease or loan receivables, (iii) contains financial covenants specific to the Obligor’s liquidity and a minimum of one other financial performance test and (iv) has been approved by the Administrative Agent in its sole discretion. “Weighted Average Advance Rate” means, as of any date of determination with respect to all Eligible Loans the number expressed as a percentage (rounded to the nearest one hundredth (1/100th) of one percent (1%)) obtained by summing the products obtained by multiplying: the Advance Rate at such time applicable to such Eligible Loan X the Outstanding Loan Balance of such Eligible Loan and dividing such sum by the sum of the Outstanding Loan Balances of such Eligible Loans at such time. “Weighted Average Fixed Coupon” means, as of any date of determination, a fraction, expressed as a percentage (rounded up to the nearest 0.01%), (x) the numerator of which is the sum of the products for each Fixed Rate Loan that is an Eligible Loan of (A) the cash interest coupon for such Fixed Rate Loan as of such date, times (B) the Outstanding Loan Balance of such Fixed Rate Loan as of such date, and (y) the denominator of which is the aggregate Outstanding Loan Balance of all such Fixed Rate Loans that are Eligible Loans as of such date. For the purpose of calculating the Weighted Average Fixed Coupon, all Fixed Rate Loans that are not currently paying cash interest shall be deemed to have an interest rate of 0%. “Weighted Average Floating Spread” means, as of any date of determination, a fraction, expressed as a percentage (rounded up to the nearest 0.01%), (x) the numerator of which is the sum of the products for each Floating Rate Loan that is an Eligible Loan of (A) the Spread, on an annualized basis, of such Floating Rate Loan, times (B) the Outstanding Loan Balance of such Floating Rate Loan as of such date and (y) the denominator of which is the aggregate Outstanding

-53- Loan Balance of all such Floating Rate Loans that are Eligible Loans as of such date. “Weighted Average LTV” means, as of any date of determination with respect to all Eligible Loans other than Warehouse Loans, the percentage (rounded to the nearest one tenth (1/10th) of one percent (1%)) obtained by summing the products obtained by multiplying: the LTV at such time applicable to such Eligible Loan X the Outstanding Loan Balance of such Eligible Loan and dividing such sum by the Aggregate Outstanding Loan Balance at such time. “Weighted Average Remaining Maturity” means, as of any date of measurement, with respect to all of the Eligible Loans included in the Collateral at such time, the number (rounded to the nearest one-tenth (1/10th)) equal to (i) the sum of the products for each such Eligible Loan of (a) the remaining term to maturity (in years, rounded to the nearest month and based upon the initial maturity date of such Eligible Loan) of such Eligible Loan, times (B) the Outstanding Loan Balance of such Eligible Loan, divided by (ii) Aggregate Outstanding Loan Balance at such time. “Weighted Average Risk Rating” means, as of any date of determination with respect to all Eligible Loans, the number (rounded to the nearest one-tenth (1/10th) of one percent (1%)) obtained by summing the products obtained by multiplying: the Risk Rating at such time of such Eligible Loan X the Outstanding Loan Balance of such Eligible Loan and dividing such sum by the Aggregate Outstanding Loan Balance at such time. “Weighted Average Spread” means, as of any date of determination, an amount (rounded up to the next 0.01%) equal to the weighted average of (a) for Floating Rate Loans, the Weighted Average Floating Spread of the Floating Rate Loans and (b) for Fixed Rate Loans, the excess of the Weighted Average Fixed Coupon of the Fixed Rate Loans over the then-current weighted average strike rate under the Hedge Transactions, or, if there are no Hedge Transactions outstanding, over the Term SOFR Rate. “Weighted Average Total Funded Debt to TTM EBITDA Ratio” means, as of any date of determination with respect to any portion or subset of the Eligible Loans, the ratio (expressed as a number) obtained by summing the products obtained by multiplying: The ratio of Total Funded Debt to TTM EBITDA at such time of each such Eligible Loan included in such calculation or portion or subset of Eligible Loans X the Outstanding Loan Balance of such Eligible Loan and dividing such sum by the sum of the Outstanding Loan Balances of all such Eligible Loans included in such calculation or portion or subset of Eligible Loans at such time.

-54- “Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio” means, as of any date of determination with respect to any portion or subset of the Eligible Loans, the ratio (expressed as a number) obtained by summing the products obtained by multiplying: The ratio of Total Funded Debt to TTM Recurring Revenue at such time of each such Eligible Loan included in such calculation or portion or subset of Eligible Loans X the Outstanding Loan Balance of such Eligible Loan and dividing such sum by the sum of the Outstanding Loan Balances of all such Eligible Loans included in such calculation or portion or subset of Eligible Loans at such time. Section 1.2. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. To the extent any change in GAAP after the Effective Date resulting from the adoption of international accounting standards in the United States affects any computation or determination required to be made under or pursuant to this Agreement, including any computation or determination made with respect to the Borrower’s or Servicer’s compliance with any covenant or condition hereunder, such computation or determination shall be made as if such change in GAAP had not occurred. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9. Section 1.3. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” Section 1.4. Interpretation. In each Transaction Document, unless a contrary intention appears: (i) the singular number includes the plural number and vice versa; (ii) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Document; (iii) reference to any gender includes each other gender; (iv) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (v) reference to any Applicable Law means such Applicable Law as amended,

-55- modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; and (vi) the term “include” and all variations thereof shall mean “include without limitation”. Section 1.5. Rates. The interest rate on Advances denominated in Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. The Administrative Agent does not warrant or, except as expressly set forth herein, accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, the Term SOFR Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, the Term SOFR Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference Rate, Term SOFR, the Term SOFR Rate, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, the Term SOFR Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. ARTICLE II ADVANCES Section 2.1. Advances. (a) On the terms and conditions hereinafter set forth, the Borrower

-56- may, by delivery of a Borrower Notice to the Administrative Agent and each Managing Agent, from time to time on any Business Day during the Revolving Period, at its option, request that the Lenders make Advances to it in an amount which, at any time, shall not exceed the Availability in effect on the related Funding Date. Such Borrower Notice shall be delivered not later than 1:00 p.m. (New York City time) one (1) Business Day prior to the requested Funding Date; provided, however that notwithstanding anything contained herein to the contrary, no more than two Advances may be made in a calendar week. Upon receipt of such Borrower Notice, the Administrative Agent (or, if applicable, each Managing Agent) shall promptly forward such Borrower Notice to the Lenders (or if applicable, each Managing Agent shall promptly forward such Borrower Notice to the Lenders in its Lender Group), and the applicable portion of the Advance will be made by the Lenders in accordance with their Pro-Rata Shares. Notwithstanding anything contained in this Section 2.1 or elsewhere in this Agreement to the contrary, no Lender shall be obligated to make any Advance in an amount that would result in the aggregate Advances then funded by such Lender exceeding its Commitment then in effect. The obligation of each Lender to remit its Pro-Rata Share of any such Advance shall be several from that of each other Lender, and the failure of any Lender to so make such amount available to the Borrower shall not relieve any other Lender of its obligation hereunder. Each Advance to be made hereunder shall be made ratably among the Lender Groups in accordance with their Group Advance Limits. (b) The Borrower may, no later than ninety (90) days prior to the date which is two years after the First Amendment Effective Date and each anniversary thereafter, by written notice to the Administrative Agent, make written requests for the Lenders to extend the Commitment Termination Date. The Administrative Agent will give prompt notice to each Managing Agent of its receipt of such request, and each Managing Agent shall give prompt notice to each of the Lenders in its related Lender Group of its receipt of such request for extension of the Commitment Termination Date. Each Lender shall make a determination, in its sole discretion and after a full credit review, not less than sixty (60) days prior to the applicable anniversary of the First Amendment Effective Date as to whether or not it will agree to extend the Commitment Termination Date; provided, however, that the failure of any Lender to make a timely response to the Borrower’s request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by such Lender to extend the Commitment Termination Date. In the event that at least one Lender agrees to extend the Commitment Termination Date, the Borrower, the Servicer, the Administrative Agent and the extending Lenders shall enter into such documents as the Administrative Agent and such extending Lenders may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by such Lenders and the Administrative Agent (including reasonable attorneys’ fees) shall be paid by the Borrower. In the event that any Lender declines the request to extend the Commitment Termination Date (each such Lender being referred to herein, from and after their then current Commitment Termination Date as a “Non-Renewing Lender”), and the Commitment of such Non-Renewing Lender is not assigned to another Person in accordance with the terms of Article XI prior to the then current Commitment Termination Date, (i) the Facility Amount shall be reduced by an amount equal to each such Non-Renewing Lender’s Commitment on the then current Commitment Termination Date, and (ii) the Group Advance Limits of the applicable Lender Groups shall be reduced by an amount equal to the applicable Non-Renewing Lender’s Commitment on the then current Commitment Termination Date. Notwithstanding the foregoing, the Borrower may elect to withdraw its request to extend the Commitment Termination Date in the event that the effective

-57- Facility Amount following any Commitment Termination Date extension would be less than the Facility Amount in effect on the Commitment Termination Date prior to such extension. Section 2.2. Procedures for Advances. (a) In the case of the making of any Advance or any termination, increase or reduction of the Facility Amount, the Borrower shall give the Administrative Agent a Borrower Notice. Each Borrower Notice shall specify the amount (subject to Section 2.1 hereof) of Advances to be borrowed and the Funding Date (which shall be a Business Day). (b) Subject to the conditions described in Section 2.1, the Borrower may request an Advance from the Lenders by delivering to the Administrative Agent at certain times the information and documents set forth in this Section 2.2. (c) No later than 1:00 p.m. (New York City time) one (1) Business Day prior to the proposed Funding Date, the Administrative Agent and each Managing Agent shall receive or shall have previously received (with a copy to the Collateral Custodian) a Borrower Notice (including, for the avoidance of doubt, a duly completed Borrowing Base Certificate as of the proposed Funding Date and giving pro forma effect to the Advance requested and the use of proceeds thereof). (d) Each Borrower Notice shall specify the aggregate amount of the requested Advance, which shall be in an amount greater than $1,000,000. Each Borrower Notice shall (i) include the outstanding amount of Advances under this Agreement and represent that all conditions precedent for a funding have been met, including a representation by the Borrower that the requested Advance shall not, on the Funding Date thereof, exceed the Availability on such day, (ii) be accompanied by a Borrowing Base Certificate as of the applicable Funding Date (giving pro forma effect to the Advance requested and the use of proceeds thereof), (iii) be accompanied by an updated Loan List including each Loan that is subject to the requested Advance and the related Loan Checklist and electronic loan file, and (iv) include the proposed Funding Date. (e) On the Funding Date following the satisfaction of the applicable conditions set forth in this Section 2.2 and Article III, the Lenders shall deposit to the Operating Account, in same day funds, an amount equal to such Lender’s ratable share of the Advance then being made. Any funds on deposit in the Operating Account may be transferred from the Operating Account at the direction of the Borrower or the Servicer, on behalf of the Borrower, to any account so designated. Each wire transfer of an Advance to the Borrower shall be initiated by the applicable Lender no later than 4:00 p.m. (New York City time) on the applicable Funding Date. Section 2.3. Optional Changes in Facility Amount; Prepayments. (a) The Borrower shall be entitled at its option, on any Payment Date prior to the occurrence of an Event of Default, to reduce the Facility Amount in whole or in part; provided that the Borrower shall give prior written notice of such reduction to the Administrative Agent, and each Managing Agent as provided in paragraph (b) of this Section 2.3 and that any partial reduction of the Facility Amount shall be in an amount equal to $5,000,000 with integral multiples of $1,000,000 above such amount; provided, further that the Borrower shall have paid to the applicable Managing Agents for the account of their related Lenders, an amount equal to the product of (x) the Applicable Reduction Premium

-58- Percentage times (y) the amount by which the Commitment of each Lender is to be reduced under this clause (a) in connection with such reduction of the Facility Amount (the “Reduction Fee”). Unless otherwise agreed by the Lenders, the Commitment of each Lender shall be reduced ratably in proportion to any such reduction in the Facility Amount. Any request for a reduction or termination pursuant to this Section 2.3 shall be irrevocable. (b) From time to time during the Revolving Period, the Borrower may prepay any portion or all of the Advances Outstanding by delivering a Prepayment Notice (other than with respect to Mandatory Prepayments for which no Prepayment Notice shall be required) to the Administrative Agent, each Managing Agent and the Collateral Custodian at least one (1) Business Day prior to the date of such prepayment specifying the date and amount of such prepayment; provided, however that if one or more Hedge Transactions will be terminated in whole or in part as the result of any such prepayment of the Advances Outstanding, then, other than with respect to Mandatory Prepayments, the Prepayment Notice being delivered shall also certify that the Borrower has complied or will comply with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such prepayment of the Advances Outstanding, and that the Borrower has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination. Any partial prepayment by the Borrower of Advances hereunder, other than with respect to Mandatory Prepayments, shall be in a minimum amount of $500,000 with integral multiples of $100,000 above such amount. Any amount so prepaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. A Prepayment Notice relating to any such prepayment shall be irrevocable when delivered. Prepayments pursuant to, and in accordance with the terms of, this Section 2.3(b) may be made from Principal Collections on deposit in the Collection Account (each, a “Collection Account Prepayment”) subject to the additional conditions that (i) no more than two (2) Collection Account Prepayments may be made in any Settlement Period, and (ii) following any Collection Account Prepayment, the Collection Account will contain an amount of Available Collections sufficient to satisfy all Obligations and other amounts due and payable by the Borrower on the Payment Date for the Settlement Period in which such Collection Account Prepayment was made, pursuant to Section 2.8(a). The Borrower, the Servicer, the Administrative Agent and the Lenders hereby authorize and direct the Administrative Agent to cause the depository with respect to the Collection Account to disburse each Collection Account Prepayment from the Collection Account to each Lender’s and each Hedge Counterparty’s (as applicable) account, pursuant to the wiring instructions on file with the Administrative Agent, in the amounts specified in a written notice delivered by the Servicer to the Administrative Agent, and approved by the Administrative Agent. (c) Subject to the terms and conditions set forth herein, the Borrower shall have the right, at any time from the First Amendment Effective Date until the Termination Date with the consent of the Administrative Agent, to increase the Facility Amount by an amount up to $140,000,000125,000,000 (for a total maximum Facility Amount of $200,000,000). The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Lenders or from other Eligible Assignees, in each case in accordance with the terms set forth below; (ii) the Commitment of any Lender may not be increased without the prior written consent of such Lender; (iii) any increase in the Facility Amount shall be in a minimum principal amount of (x) if such increase shall be obtained from existing Lenders, $5,000,000 and (y) if such increase shall be obtained from Eligible Assignees who are not Lenders

-59- hereunder, $10,000,000; (iv) the Borrower, the increasing Lender and the Administrative Agent shall execute an acknowledgement (or in the case of the addition of a bank or other financial institution not then a party to this Agreement, a Joinder Agreement) in form and content satisfactory to the Administrative Agent to reflect the revised Commitments and Facility Amount; (v) if any Advances are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Advances as necessary to give effect to the revised commitment percentages and outstandings of the Lenders, and, to the extent necessary, the Lenders each agree to make such purchases and sales of interests in the Advances outstanding on the date of such increase between themselves so that each Lender is then holding its ratable share, based on the revised commitment percentages, of outstanding Advances as in effect after giving effect to any such increase (such purchases and sales shall be arranged through the Administrative Agent and each Lender hereby agrees to execute such further instruments and documents, if any, as the Administrative Agent may reasonably request in connection therewith), with all subsequent Advances under this Agreement to be made in accordance with the respective applicable Commitments of the Lenders from time to time party to this Agreement as provided herein; (vi) the Borrower may solicit commitments from Eligible Assignees that are not then a party to this Agreement so long as such Eligible Assignees execute a Joinder Agreement in form and content satisfactory to the Administrative Agent; (vii) the conditions set forth in Section 3.2 shall be satisfied in all material respects; (viii) after giving effect to any such increase in the Facility Amount, no Unmatured Event of Default or Event of Default shall have occurred; and (ix) the Borrower shall have provided to the Administrative Agent, at least five (5) days prior to such proposed increase in the Facility Amount, written evidence demonstrating pro forma compliance with the Collateral Quality Test (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such proposed increase, shall be improved after giving effect to such proposed increase) and the Borrowing Base Test after giving effect to such proposed increase, such evidence to be satisfactory in the sole discretion of the Administrative Agent. The amount of any increase in the Facility Amount hereunder shall be offered first to the existing Lenders, and the failure of any existing Lender to respond within five (5) Business Days of such offer shall be deemed to constitute a refusal by such Lender to increase its Commitment with no further right of first offer. In the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrower, such excess shall be allocated in proportion to the commitments of such existing Lenders willing to take additional commitments. If the amount of the additional commitments requested by the Borrower shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrower may invite other Eligible Assignees reasonably acceptable to the Administrative Agent to join this Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that such Eligible Assignees shall enter into such joinder agreements to give effect thereto as the Administrative Agent and the Borrower may reasonably request. Unless otherwise agreed by the Administrative Agent and the Lenders, the terms of any increase in the Facility Amount shall be the same as those in effect prior to any increase; provided, however, that should the terms of the increase agreed to be other than those in effect prior to the increase, then the Transaction Documents shall, with the consent of the Administrative Agent and the applicable Lenders as required by Section 12.1, be amended to the extent necessary to incorporate any such

-60- different terms. (d) With the written approval of the Administrative Agent, the Borrower may terminate (on a non-ratable basis) the unused amount of the Commitment of a Defaulting Lender, and in such event the provisions of Section 2.16 will apply to all amounts thereafter paid by the Borrower for the account of any such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that such termination will not be deemed to be a waiver or release of any claim that the Borrower, the Administrative Agent or any other Lender may have against such Defaulting Lender. Section 2.4. Principal Repayments. (a) The Advances Outstanding and all other Obligations shall be repaid in accordance with Section 2.8, and shall be due and payable in full on the Maturity Date. The Borrower hereby promises to pay all Advances Outstanding and all other Obligations in full on the Maturity Date. In addition, Advances Outstanding shall be repaid as and when necessary to cause the Borrowing Base Test to be met, and in any case within two (2) Business Days of any failure of the Borrowing Base Test to be satisfied (each such payment, a “Mandatory Prepayment”), and any amount so repaid may, subject to the terms and conditions hereof, be reborrowed hereunder during the Revolving Period (including reborrowed on or before the next applicable Payment Date not to exceed the Availability as of such date). (b) All repayments of any Advance or any portion thereof, including, without limitation, a Mandatory Prepayment, shall be made together with payment of all Hedge Breakage Costs and any other amounts payable by the Borrower under or with respect to any Hedging Agreement. Section 2.5. Evidence of Indebtedness. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to it and resulting from the Advances made by such Lender to the Borrower, from time to time, including the amounts of principal and interest thereon and paid to it, from time to time hereunder, provided that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Advances in accordance with the terms of this Agreement. Section 2.6. Interest Payments. (a) Interest shall accrue on each Advance outstanding during each Interest Period at the applicable Interest Rate. The Borrower shall pay Interest on the unpaid principal amount of each Advance for the period commencing on and including the Funding Date of such Advance until but excluding the date that such Advance shall be paid in full. Interest shall accrue during each Interest Period and be payable on the Advances Outstanding on each Payment Date, unless earlier paid pursuant this Agreement. (b) Interest Rates shall be determined by the Administrative Agent in accordance with the definitions thereof, and the Administrative Agent shall advise the Servicer, on behalf of the Borrower, of each calculation thereof. (c) If any Managing Agent, on behalf of the applicable Lenders, shall notify the Administrative Agent that a Disruption Event has occurred, the Administrative Agent shall in turn

-61- so notify the Borrower, whereupon all Advances in respect of which Interest accrues at the Term SOFR Rate plus the Applicable Margin shall immediately be converted into Advances in respect of which Interest accrues at the Base Rate plus the Applicable Margin; provided, that if at any time after the occurrence and during the continuance of a Disruption Event, the Base Rate shall, for a period of ten (10) consecutive days, be greater than a Lender’s actual cost of funds in respect of its Advances hereunder, then all Advances of such Lender in respect of which Interest would accrue at the Base Rate plus the Applicable Margin in accordance with this clause (c) shall accrue Interest at an effective rate of interest equal to such Lender’s actual cost of funds in respect of such Advances plus the Applicable Margin. (d) Anything in this Agreement or the other Transaction Documents to the contrary notwithstanding, if at any time the rate of interest payable by any Person under this Agreement and the Transaction Documents exceeds the highest rate of interest permissible under Applicable Law (the “Maximum Lawful Rate”), then, so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Agreement and the Transaction Documents shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Agreement and the Transaction Documents is less than the Maximum Lawful Rate, such Person shall continue to pay interest under this Agreement and the Transaction Documents at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had Applicable Law not limited the interest rate payable under this Agreement and the Transaction Documents. In no event shall the total interest received by a Lender under this Agreement and the Transaction Documents exceed the amount that such Lender could lawfully have received, had the interest due under this Agreement and the Transaction Documents been calculated since the Effective Date at the Maximum Lawful Rate. Section 2.7. Fees. (a) The Borrower shall pay to each Managing Agent, on behalf of the related Lenders, on each Payment Date the Unused Fee for the related Interest Period in accordance with Section 2.8. (b) The Borrower shall pay to the Servicer on each Payment Date the Servicing Fee for the related Settlement Period in accordance with Section 2.8. (c) The Borrower shall pay to the Collateral Custodian on each Payment Date the Collateral Custodian Fees for the related Settlement Period in accordance with Section 2.8. (d) The Borrower shall pay to the Administrative Agent on each Payment Date the Administrative Agent Fee then due and owing in accordance with Section 2.8. (e) The Borrower shall pay (i) to the Administrative Agent, the Syndication Agent and the Lenders on the Effective Date all amounts payable on the Effective Date in accordance with Section 3.1 and (ii) to each Person, all other amounts payable to such Person in accordance with the Administrative Agent Fee Letter or the Lender Fee Letter, on the dates required pursuant thereto. Section 2.8. Settlement Procedures. On each Payment Date, no later than 2:00 p.m. (New York City time), the Administrative Agent, based solely on the Monthly Report delivered

-62- for the most recent Reporting Date (upon which the Administrative Agent may conclusively rely), shall, from amounts on deposit in the Collection Account (including, without limitation, amounts received in respect of Servicer Advances, and amounts received in respect of any Hedge Agreement during such Settlement Period) to the extent received on or before the last day of the related Settlement Period (the sum of such amounts being the “Available Collections”), cause to be disbursed the following amounts in the following order of priority: (a) During the Revolving Period and prior to the occurrence and continuance of an Event of Default, and in each case unless otherwise specified below, applying Available Collections: (i) FIRST, to the Servicer in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof; (ii) SECOND, to the Servicer, in an amount equal to its accrued and unpaid Servicing Fees to the end of the preceding Settlement Period for the payment thereof; (iii) THIRD, ratably, (A) to any Successor Servicer, as applicable, in an amount equal to any accrued and unpaid Transition Costs and Market Servicing Fee Differential, each for the payment thereof, (B) to the Collateral Custodian in an amount equal to any accrued and unpaid (including with respect to prior Payment Dates) Collateral Custodian Fees and Expenses, if any, for the payment thereof in an aggregate amount under this clause (B), excluding Collateral Custodian Fees, not to exceed the Collateral Custodian Expense Cap, and (C) to the Administrative Agent, in an amount equal to any accrued and unpaid Administrative Agent Fee and Administrative Expenses; (iv) FOURTH, to each Hedge Counterparty, any amounts owing to such Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof, but excluding, to the extent the Hedge Counterparty is not the same Person as the Administrative Agent, any Swap Breakage and Indemnity Amounts; (v) FIFTH, to each Managing Agent, on behalf of the related Lenders, in an amount equal to any accrued and unpaid Interest and Unused Fee for such Payment Date; (vi) SIXTH, to each Managing Agent, on behalf of the related Lenders, an amount equal to the excess, if any, of Advances Outstanding over the Maximum Availability, pro rata; provided, however, that to the extent that (i) the Termination Date has not occurred and (ii) Advances Outstanding exceed the Facility Amount due to one or more Lenders becoming Non-Renewing Lenders, to each Managing Agent on behalf of such Non-Renewing Lenders only, pro rata in accordance with their Advances Outstanding;

-63- (vii) SEVENTH, to each Hedge Counterparty, any Swap Breakage and Indemnity Amounts owing to that Hedge Counterparty; (viii) EIGHTH, ratably, to any Successor Servicer, as applicable, and the Collateral Custodian in an amount equal to all other amounts then due under this Agreement or any other Transaction Document to any Successor Servicer and the Collateral Custodian (including Collateral Custodian Fees and Expenses), in each case to the extent not paid pursuant to clause THIRD above; (ix) NINTH, to each Managing Agent, on behalf of the related Lenders, in the amount of Increased Costs, Breakage Costs and/or Taxes (if any); (x) TENTH, to the Administrative Agent, the Lenders, the Affected Parties and Indemnified Parties, all other amounts or Obligations then due under this Agreement or the other Transaction Documents to the Administrative Agent, the Lenders, the Affected Parties or Indemnified Parties, each for the payment thereof; (xi) ELEVENTH, to the Servicer, all other amounts then due under this Agreement or the other Transaction Documents to the Servicer, for the payment thereof; and (xii) TWELFTH, all remaining amounts to the Borrower’s Operating Account. (b) During the Amortization Period or following the occurrence and during the continuance of an Event of Default, to the extent of Available Collections: (i) FIRST, to the Servicer in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof; (ii) SECOND, to the Servicer, in an amount equal to its accrued and unpaid Servicing Fees to the end of the preceding Settlement Period for the payment thereof; (iii) THIRD, ratably, (A) to any Successor Servicer, as applicable, in an amount equal to any accrued and unpaid Transition Costs and Market Servicing Fee Differential, each for the payment thereof, (B) to the Collateral Custodian in an amount equal to any accrued and unpaid (including with respect to prior Payment Dates) Collateral Custodian Fees and Expenses, if any, for the payment thereof, and (C) to the Administrative Agent, in an amount equal to any accrued and unpaid Administrative Agent Fee and Administrative Expenses; (iv) FOURTH, to each Hedge Counterparty, any amounts owing to such Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s), for the payment thereof, but excluding, to the extent the

-64- Hedge Counterparty is not the same Person as the Administrative Agent, any Swap Breakage and Indemnity Amounts; (v) FIFTH, to each Managing Agent, on behalf of the related Lenders, in an amount equal to any accrued and unpaid Interest and Unused Fee for such Payment Date; (vi) SIXTH, ratably to each Managing Agent, on behalf of the related Lenders, in an amount to reduce Advances Outstanding to zero; (vii) SEVENTH, to each Hedge Counterparty, any Swap Breakage and Indemnity Amounts owing to that Hedge Counterparty; (viii) EIGHTH, to any Successor Servicer, in an amount equal to all other amounts then due under this Agreement or any other Transaction Document to any Successor Servicer to the extent not paid pursuant to clause THIRD above; (ix) NINTH, to each Managing Agent, on behalf of the related Lenders, in the amount of Increased Costs, Breakage Costs and/or Taxes (if any); (x) TENTH, to the Administrative Agent, the Lenders, the Affected Parties and Indemnified Parties, all other amounts or Obligations then due under this Agreement or the other Transaction Documents to the Administrative Agent, the Lenders, the Affected Parties or Indemnified Parties, each for the payment thereof; (xi) ELEVENTH, to the Servicer, all other amounts then due under this Agreement or the other Transaction Documents to the Servicer, for the payment thereof; and (xii) TWELFTH, all remaining amounts to the Borrower’s Operating Account. Section 2.9. Collections and Allocations. (a) Each of the Borrower and the Servicer shall, and shall cause Trinity to, promptly (but in no event later than two (2) Business Days after the receipt thereof) identify any Collections received by it, Trinity or any other Affiliate thereof on its behalf and deposit all such Collections received directly by it, Trinity or any other Affiliate thereof on its behalf into the Collection Account. Each of the Borrower and the Servicer shall, and shall cause Trinity to, make such deposits or payments on the date indicated by wire transfer, in immediately available funds. The Borrower and the Servicer shall, or shall cause Trinity to, sweep all Collections on deposit in the Master Collection Account from the Master Collection Account to the Collection Account within two Business Days of deposit in the Master Collection Account. (b) All amounts deposited in the Collection Account shall remain uninvested. Section 2.10. Payments, Computations, Etc. (a) Unless otherwise expressly provided

-65- herein, all amounts to be paid or deposited by the Borrower or the Servicer on behalf of the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Agent’s Account, in the case of amounts owed to the Administrative Agent, and to the account designated in writing to the Borrower or the Servicer by each Managing Agent, each Lender or such other payee thereof, in the case of amounts owed to such Lender or such other payee thereof. The Borrower shall, to the extent permitted by law, pay to the Secured Parties, without duplication, interest on all amounts not paid or deposited when due hereunder at a rate of interest equal to the then applicable Interest Rate and, if not paid within three (3) Business Days, at the Default Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the Maximum Lawful Rate. All computations of interest and all computations of the Interest Rate and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest, other interest or any fee payable hereunder, as the case may be, without duplication. (c) All payments hereunder shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement (after withholding for or on account of any Taxes). (d) Administrative Agent’s Reliance. In making the deposits, distributions and calculations required to be made by it hereunder, the Administrative Agent shall be entitled to rely, in good faith, on information supplied to the Administrative Agent by the Servicer, the Collateral Custodian or the Borrower. The Administrative Agent shall be fully protected in making disbursements hereunder in accordance with the written instructions of the Servicer, the Collateral Custodian or the Borrower delivered in accordance with this Agreement. For the avoidance of doubt, any Monthly Report that has been delivered to the Administrative Agent by the Servicer shall constitute the written instructions of the Servicer with respect to the deposits and distributions described therein. (e) Defaulting Lenders. Notwithstanding anything herein to the contrary, any amount paid by the Borrower for the account of a Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity payments or other amounts) will be retained by the Administrative Agent in a segregated non-interest bearing account until the Termination Date, at which time the funds in such account will be applied by the Administrative Agent, to the fullest extent permitted by law, in the following order of priority: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent under this Agreement; second, to the payment of interest due and payable to the Lenders hereunder that are not Defaulting Lenders, ratably among them in accordance with the amounts of such interest then due and payable to them; third, to the payment of fees then due and payable to the Lenders hereunder that are not Defaulting Lenders, ratably among them in accordance with the amounts of such fees then due and payable to them; fourth, to the payment of principal then due and payable to the Lenders hereunder that are

-66- not Defaulting Lenders, ratably in accordance with the amounts thereof then due and payable to them; fifth, to the ratable payment of other amounts then due and payable to the Lenders hereunder that are not Defaulting Lenders; and sixth, to pay amounts owing under this Agreement to such Defaulting Lender or as a court of competent jurisdiction may otherwise direct. No Defaulting Lender shall be entitled to receive any Unused Fee or Reduction Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Unused Fee or Reduction Fee that otherwise would have been required to have been paid to that Defaulting Lender). Section 2.11. Inability to Determine Rates. (a) Temporary Inability to Determine Rates. If (A) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Term SOFR Rate cannot be determined pursuant to the definition thereof or (B) the Required Lenders determine that for any reason in connection with any request for a SOFR Advance or a conversion thereto or a continuation thereof or the maintenance thereof that the Term SOFR Rate for any Interest Period with respect to a proposed SOFR Advance does not adequately and fairly reflect the cost to such Lenders of funding such Advance, and the Required Lenders have provided notice of such determination to the Administrative Agent, in each case of (A) and (B), on or prior to the first day of any Interest Period, the Administrative Agent will promptly so notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make, maintain or continue SOFR Advances shall be suspended (to the extent of the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Advances (to the extent of the affected SOFR Advances or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Advances bearing interest at the Base Rate plus the Applicable Margin in the amount specified therein and (ii) any outstanding affected SOFR Advances will be deemed to have been converted into Advances bearing interest at the Base Rate plus the Applicable Margin at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.12(b) on the next Payment Date. (b) Permanent Inability to Determine Rate; Benchmark Replacement. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the Term SOFR Reference Rate or then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of the Term SOFR Rate with a Benchmark Replacement pursuant to this Section 2.11(b)(i) will occur prior to the applicable Benchmark Transition Start Date.

-67- (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of the implementation of any Benchmark Replacement, the effectiveness of any Conforming Changes and the removal or reinstatement of any tenor of a Benchmark. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.11(b), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.11(b). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a borrowing of, conversion to or continuation of SOFR Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Advances bearing interest at the Base Rate plus the Applicable Margin, and all outstanding SOFR Advances will be automatically and immediately converted into Advances bearing interest at the

-68- Base Rate plus the Applicable Margin. Section 2.12. Increased Costs; Capital Adequacy; Illegality; Breakage Payments. (a) (i) If any Managing Agent, Lender or any Affiliate thereof (each of which, an “Affected Party”) shall be charged any material fee, expense or increased cost on account of a Regulatory Change (including, without limitation, any change by way of imposition or increase of reserve requirements or any internal capital or liquidity charge or other imputed cost assessed upon such Affected Party, which in the reasonable good faith discretion of such Affected Party is allocable to the Borrower or to the transactions contemplated by this Agreement) (i) that subjects any Lender to any Taxes (other than (1) Indemnified Taxes, (2) Taxes described in clauses (ii) through (v) of Section 2.13(a), (3) Taxes for which a Lender is not entitled to indemnification under Section 2.13(a) and Section 2.13(b) by virtue of Section 2.13(e) or Section 2.13(m) and (4) Taxes imposed as a result of a present or former connection between any Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Advance or Transaction Document) that are (x) imposed on or measured by net income (however denominated), (y) franchise Taxes or (z) branch profits Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of an Affected Party, or credit extended by an Affected Party pursuant to a Transaction Document (including, without limitation, any internal capital or liquidity charge or other imputed cost assessed upon such Affected Party, which in the sole discretion of such Affected Party is allocable to the Borrower or to the transactions contemplated by this Agreement) or (iii) that imposes any other condition (other than Taxes) the result of which is to increase the cost to an Affected Party of performing its obligations under a Transaction Document, or to reduce the rate of return on an Affected Party’s capital as a consequence of its obligations under a Transaction Document, or to reduce the amount of any sum received or receivable by an Affected Party under a Transaction Document or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, not later than thirty (30) days following demand by the applicable Managing Agent, the Borrower shall pay to the Administrative Agent, for payment to the applicable Managing Agent for the benefit of the relevant Affected Party, such amounts charged to such Affected Party or such amounts to otherwise compensate such Affected Party for such increased cost or such reduction (such determination to be made using the same methodology that the Affected Party applies in making such determination in similar structured facilities with similarly situated counterparties); provided that the Borrower shall not be required to compensate an Affected Party pursuant to this clause (a) for any increased costs or reductions incurred more than one hundred eighty (180) days prior to the date that such Affected Party notifies the Borrower of the event or circumstance giving rise to such increased costs or reductions and of such Affected Party’s intention to claim compensation therefor; provided, further, that if the request or compliance giving rise to such increased costs or reductions has a retroactive effect, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. For purposes hereof “Regulatory Change” shall mean, with respect to any Affected Party, (A) the adoption, change, implementation, change in the phase-in or commencement of effectiveness of after the date hereof of: (i) any United States

-69- Federal or state or foreign law, regulation, treaty or official directive applicable to such Affected Party, (ii) regulation (including any applicable law, rule or regulation regarding capital adequacy or liquidity coverage), interpretation, rule, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (1) any court or government authority charged with the interpretation or administration of any law referred to in clause (A)(i), or (2) any fiscal, monetary or other authority having jurisdiction over such Affected Party, or (iii) GAAP or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (A)(i) or (A)(ii) above; (B) any change in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (A)(i), (A)(ii) or (A)(iii) above or any change in the interpretation, application or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency; or (C) the compliance, whether commenced prior to or after the date hereof, by any Affected Party with the requirements of (i) the final rule titled Risk-Based Capital Guidelines; Capital Adequacy Guidelines; Capital Maintenance: Regulatory Capital; Impact of Modifications to Generally Accepted Accounting Principles; Consolidation of Asset-Backed Commercial Paper Programs; and Other Related Issues, adopted by the United States bank regulatory agencies on December 15, 2009, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by such agency (whether or not having force of law), (ii) the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted by Congress on July 21, 2010, or any existing or future rules, regulations, guidance, interpretations or directives from the United States bank regulatory agencies relating thereto (whether or not having the force of law), (iii) the July 1988 paper or the June 2006 paper prepared by the Basel Committee on Banking Supervision as set out in the publication entitled: “International Convergence of Capital Measurements and Capital Standards: a Revised Framework”, as updated from time to time, or any rules, regulations, guidance, interpretations or directives promulgated or issued in connection therewith by the United States bank regulatory agencies (whether or not having force of law) or any other request, rule, guideline or directive promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel II or Basel III, or (iv) any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law). (ii) If as a result of any event or circumstance described in clause (i) of this Section 2.12(a), an Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support or financing to such Affected Party in connection with this Agreement or the funding or maintenance of Advances hereunder, then within thirty (30) days after demand by such Affected Party, the Borrower shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any such amounts paid by it; provided that the Borrower shall not be required to compensate an Affected Party pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Affected Party notifies the Borrower of the event or circumstance similar to those described in clause (i) of this Section 2.12(a) giving rise to such increased

-70- costs or reductions and of such Affected Party’s intention to claim compensation therefor; provided, further, that if the Regulatory Change giving rise to such increased costs or reductions has a retroactive effect, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (iii) In determining any amount provided for in this section, the Affected Party shall use any reasonable averaging and attribution methods substantially consistent with methods used for other customers of the Affected Party, if any. Any Affected Party making a claim under this section shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall calculate in reasonable detail any such charges and shall be conclusive absent demonstrable error. (iv) If any Affected Party shall demand compensation under this Section 2.12(a), Borrower shall have the right to prepay all Obligations under this Agreement within ninety (90) days of such demand and without the payment of any early termination, breakage or other fees or costs arising solely by reason of such prepayment. (b) The Borrower agrees to compensate (i) each Lender and each of its Affiliates and (ii) any assignee or participant of any Lender (each, an “Affected Person”) from time to time, on the Payment Dates, following such Affected Person’s written request (which request shall set forth the basis for requesting such amounts), in accordance with Section 2.8 for all reasonable losses, expenses and liabilities (including any interest paid by such Affected Person to lenders of funds borrowed to make or carry an Advance and any loss sustained by such Affected Person in connection with the re-employment of such funds but excluding loss of anticipated profits), which such Affected Person may sustain: (i) if for any reason (including any failure of a condition precedent set forth in Article III but excluding a default by the applicable Lender) a borrowing of any Advance by the Borrower does not occur on the Funding Date specified therefor in the applicable Borrower Notice delivered by the Borrower, (ii) if any payment, prepayment or conversion of any of the Borrower’s Advances occurs on a date that is not the last day of the relevant Interest Period, (iii) if any payment or prepayment of any Advance is not made on any date specified in a Prepayment Notice given by the Borrower or (iv) as a consequence of any other default by the Borrower to repay its Advances when required by the terms of this Agreement. A certificate as to any amounts payable pursuant to this Section 2.12(b) submitted to the Borrower by any Lender (with a copy to the Administrative Agent, and accompanied by a reasonably detailed calculation of such amounts and a description of the basis for requesting such amounts) shall be conclusive in the absence of manifest error. Section 2.13. Taxes. (a) All payments made by the Borrower in respect of any Advance and all payments made by the Borrower under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law (as determined in the good faith discretion of the Borrower). In such event, the Borrower shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and, if such Taxes are Indemnified Taxes, the amount payable to each Lender or the Administrative Agent (as the case may be) will be increased (such increase, the “Additional Amount”) such that every net payment made under this Agreement after deduction or withholding for or on account of any such Taxes (including, without limitation, any such Taxes on such

-71- increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to, and the term “Additional Amount” shall not include, any (i) (x) net income, branch profit or franchise taxes imposed on a Lender, any Managing Agent or the Administrative Agent with respect to payments required to be made by the Borrower (or the Servicer on behalf of the Borrower) under this Agreement, by a taxing jurisdiction in which such Lender, Managing Agent or the Administrative Agent, as the case may be, is organized, conducts business, is otherwise subject to tax without regard to the transactions contemplated by this Agreement, or is paying taxes as of the Effective Date; (ii) withholding taxes imposed with respect to any payments to any Lender, Managing Agent or the Administrative Agent that are applicable and imposed as of the Effective Date; (iii) withholding taxes imposed with respect to any payments to any Lender, Managing Agent, or the Administrative Agent that are applicable and imposed as of the date that such party (x) becomes a Lender, Managing Agent, or the Administrative Agent under this Agreement, or (y) changes its lending office, except in each case to the extent that, pursuant to this Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (iv) any withholding taxes imposed under FATCA (including any successor provisions thereof); or (v) any U.S. federal backup withholding tax imposed pursuant to Section 3406 of the Code as in effect on the date of this Agreement. For purposes hereof “Indemnified Taxes” shall mean Taxes imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction document other than Taxes described in clauses (i) through (v) immediately above. (b) The Borrower will indemnify each Lender, each Managing Agent and the Administrative Agent for the full amount of Indemnified Taxes (including, without limitation, any Indemnified Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Lender, Managing Agent or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that such Lender, Managing Agent or the Administrative Agent, as appropriate, making a demand for indemnity payment, shall provide the Borrower, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a Responsible Officer of such Lender, Managing Agent or the Administrative Agent stating or otherwise evidencing that such Lender, Managing Agent or the Administrative Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within thirty (30) days from the date such Lender, Managing Agent or the Administrative Agent (as the case may be) makes written demand therefor. (c) As soon as reasonably practicable after the date of any payment by the Borrower of any Taxes, the Borrower will furnish to the Administrative Agent, the Managing Agent or the Lender, as applicable, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof. (d) (i) Any Lender that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower with a copy to the Administrative Agent within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender hereof (and from

-72- time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), two duly completed copies of IRS Form W-9 (or any successor forms) certifying that such Lender is exempt from U.S. federal backup withholding tax. If a Lender is not created or organized under the laws of the United States or a political subdivision thereof, such Lender shall, to the extent that it may then do so under Applicable Laws, deliver to the Borrower with a copy to the Administrative Agent (i) within 15 days after the date hereof, or, if later, the date on which such Lender becomes a Lender hereof two (or such other number as may from time to time be prescribed by Applicable Laws) duly completed copies of IRS Form W-8ECI, Form W-8BEN or Form W-8BEN-E or any successor forms or other certificates or statements that may be required from time to time by the relevant United States taxing authorities or Applicable Laws, as appropriate, to permit the Borrower to make payments hereunder for the account of such Lender, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.13(d), two copies (or such other number as may from time to time be prescribed by Applicable Laws) of such additional, amended or successor forms, certificates or statements as may be required under Applicable Laws to permit the Borrower to make payments hereunder for the account of such Lender, without deduction or withholding of United States federal income or similar Taxes. (ii) On or prior to the date on which the Administrative Agent (or any successor thereto) becomes a party to this Agreement, with respect to payments, if any, made to the Administrative Agent that it is receiving on behalf of other persons, the Administrative Agent shall deliver to Borrower executed copies of (i) Internal Revenue Service Form W-9 (if it is a U.S. Person), or (ii) Internal Revenue Service Form W-8IMY (or any applicable successor forms) (if it is not a U.S. Person) properly completed and duly executed to treat the Administrative Agent as a U.S. person (as described in Section 1.1441-1(e)(3)(iv) of the United States Treasury Regulations) or certifying that it is a “qualified intermediary” for purposes of Treasury Regulations Section 1.1441-1 that assumes primary withholding responsibility for purposes of chapters 3 and 4 with respect to such payments made to the Administrative Agent. On or prior to the date on which the Administrative Agent (or any successor thereto) becomes a party to this Agreement, with respect to payments, if any, made to the Administrative Agent for its own account, the Administrative Agent shall deliver to Borrower executed copies of (i) Internal Revenue Service Form W-9 (if it is a U.S. Person), or (ii) Internal Revenue Service Form W-8 (or any applicable successor forms) (if it is not a U.S. Person) properly completed and duly executed. The Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification. (e) For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form, certificate or statement described in clause (d) of this section, such Lender, as the case may be, shall not be entitled to indemnification under clauses (a) or (b) of this section with respect to any Taxes. (f) In addition, the Administrative Agent shall deliver to the Borrower, and each Lender shall deliver to the Administrative Agent and the Borrower, such other tax forms or other documents as shall be prescribed by applicable law to demonstrate, where applicable, that payments under this Agreement and the other Loan Documents to such Lender or the

-73- Administrative Agent are exempt from application of the United States federal withholding taxes imposed pursuant to FATCA (including any successor provisions thereto) and any regulations promulgated thereunder or official interpretations thereof or to determine the amount to deduct and withhold from such payment. (g) Within 30 days of the written request of the Borrower therefor, the Administrative Agent, the Managing Agent or the Lender, as appropriate, shall execute and deliver to the Borrower such certificates, forms or other documents that can be furnished consistent with the facts and that are reasonably necessary to assist the Borrower in applying for refunds of Taxes remitted hereunder; provided, however, that the Administrative Agent, the Managing Agent and the Lender shall not be required to deliver such certificates forms or other documents if in their respective sole discretion it is determined that the delivery of such certificate, form or other document would have a material adverse effect on the Administrative Agent, the Managing Agent or the Lender and provided further, however, that the Borrower shall reimburse the Administrative Agent, the Managing Agent or the Lender for any reasonable expenses incurred in the delivery of such certificate, form or other document. (h) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support or financing to the Lenders in connection with this Agreement or the funding or maintenance of Advances hereunder, the Lenders are required to compensate a bank or other financial institution in respect of Indemnified Taxes under circumstances similar to those described in this section then within ten days after demand by the Lenders, the Borrower shall pay to the Lenders such additional amount or amounts as may be necessary to reimburse the Lenders for any amounts paid by them. (i) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.1(f) relating to the maintenance of a Participant Register and (iii) any Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (i). (j) Survival. Each party’s obligations under this Section 2.13 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (k) [Reserved].

-74- (l) Each Lender (and any person that becomes a Lender, participant or otherwise acquires an interest in any Transaction Document after the date hereof) that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at the time or times reasonably requested by the Borrower or the Administrative Agent or on the date such person becomes a Lender, participant or otherwise acquires an interest in any Transaction Document, such properly completed and executed documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding permitted by law. In addition, any Lender (and any person that becomes a Lender, participant or otherwise acquires an interest in any Transaction Document after the date hereof), if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to withholding under FATCA, backup withholding or information reporting requirements, and to comply with any information reporting requirements, including under FATCA. Each Lender (and the Administrative Agent) agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (m) Notwithstanding anything to the contrary herein or in any Transaction Document, the Borrower shall not be required to indemnify, pay additional amounts, gross-up or otherwise compensate any Lender, participant, Administrative Agent, Managing Agent or any other person with an interest in the Transaction Documents as a result of any Tax imposed (i) under FATCA or (ii) as a result of such Person’s failure to provide any form or certification described in clauses (d) and (l) such Person is legally able to provide. (n) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes (including any Tax credit in lieu of refund) as to which it has been indemnified pursuant to Section 2.13(b) (including by the payment of additional amounts pursuant to this Section 2.13), as soon as practicable after it is determined that such refund pertains to Taxes giving rise to such refund, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant taxing authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 2.13(n) (plus any penalties, interest or other charges imposed by the relevant taxing authority) in the event that such indemnified party is required to repay such refund to such taxing authority. Notwithstanding anything to the contrary in this paragraph (n), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (n) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification

-75- payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other person. Section 2.14. Discretionary Sales of Loans. On any Discretionary Sale Settlement Date, the Borrower shall have the right to sell or assign and the Administrative Agent shall release the Lien granted hereunder over, one or more Transferred Loans, in whole or in part (a “Discretionary Sale”), subject to the following terms and conditions and subject to the other restrictions contained herein: (a) any Discretionary Sale shall be made by the Borrower in a transaction (A) reflecting arm’s length market terms if to a third party or reflecting carrying value of the Transferred Loans subject to such Discretionary Sale if to an Affiliate of the Borrower (other than Trinity) or reflecting the Fair Value of the Transferred Loan subject to such Discretionary Sale if to Trinity, (B) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the Discretionary Sale, (C) of which the Administrative Agent and the Lenders shall have received two (2) Business Days’ (or such shorter period as the Required Lenders shall consent to) written notice (such notice, a “Discretionary Sale Notice”) which notice shall provide a description of the terms of the Discretionary Sale and (D) if occurring after the Termination Date or upon the occurrence and during the continuance of an Event of Default, which the Required Lenders shall have approved in writing (in their sole discretion); (b) after giving effect to the Discretionary Sale on the related Discretionary Sale Trade Date and the payment of funds from the sale into the Collection Account required under Section 2.14(d), (A) all representations and warranties of the Borrower contained in Section 4.1 shall be true and correct as of the Discretionary Sale Trade Date, (B) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or result from such Discretionary Sale and (C) (x) the Borrowing Base Test shall have been satisfied and (y) the Collateral Quality Test shall have been satisfied (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such Discretionary Sale, shall be improved after giving effect to such Discretionary Sale), which, in each case, shall be demonstrated by delivery of an updated Borrowing Base Certificate; (c) on the Discretionary Sale Trade Date, the Borrower and the Servicer shall be deemed to have represented and warranted that the requirements of Section 2.14(b) shall have been satisfied as of the related Discretionary Sale Trade Date after giving effect to the contemplated Discretionary Sale; and (d) on the related Discretionary Sale Settlement Date, there shall have been

-76- deposited into the Collection Account, in immediately available funds, an amount (i) other than as described in clause (ii) below, equal to the portion of the Advances Outstanding to be prepaid, if any, so that the requirements of Section 2.14(b) shall have been satisfied as of such Discretionary Sale Settlement Date and (ii) in the case of a sale of any Transferred Loans following the end of the Revolving Period, equal to the proceeds of such Discretionary Sale. In connection with any Discretionary Sale, following deposit into the Collection Account of the amounts referred to in Section 2.14(d) above, there shall be released to the Borrower (for further sale to a purchaser) without recourse, representation or warranty of any kind all of the right, title and interest of the Administrative Agent and the Secured Parties in, to and under the portion of the Collateral subject to such Discretionary Sale and such portion of the Collateral so released shall be released from any Lien under the Transaction Documents (subject to the requirements set forth above in this Section 2.14). In connection with any Discretionary Sale, on the related Discretionary Sale Settlement Date, the Administrative Agent on behalf of the Secured Parties shall, at the Borrower’s cost and expense, (i) execute a release in form and substance reasonably satisfactory to the Borrower and such instruments of release with respect to the portion of the Collateral to be released to the Borrower, in recordable form if necessary, in favor of the Borrower as the Servicer on behalf of the Borrower may reasonably request, (ii) deliver any portion of the Collateral to be released to the Borrower in its possession to the Borrower and (iii) otherwise take such actions, as are determined by the Borrower or the Servicer to be reasonably necessary and appropriate to release the Lien on the portion of the Collateral to be released to the Borrower and release and deliver to the Borrower such portion of the Collateral to be released to the Borrower. Section 2.15. Substitution and Transfer of Loans. (a) The Borrower may replace any Transferred Loan (a “Substitution”) with another Transferred Loan (a “Substitute Loan”), subject to the satisfaction of the following conditions as of the date of such Substitution (as certified to the Administrative Agent by the Borrower (or the Servicer on behalf of the Borrower)): (i) any Substitution shall be made by the Borrower in a transaction (A) arranged by the Servicer (or, if a Successor Servicer shall have been appointed pursuant to Section 7.19, arranged by the Borrower with the approval of the Administrative Agent) in accordance with the Servicing Standard, (B) reflecting arm’s-length market terms if to a third party or reflecting carrying value of the Substitute Loans subject to such Substitution if to an Affiliate of the Borrower, (C) in which the Borrower makes no representations, warranties or covenants and provides no indemnification for the benefit of any other party to the Substitution, (D) of which the Administrative Agent and the Lenders shall have received two (2) Business Days’ (or such shorter period as the Required Lenders shall consent to) written notice (such notice, a “Substitution Notice”) which notice shall provide a description of the terms of the Substitution, and (E) if occurring after the Termination Date, which the Required Lenders shall have approved in writing (in their sole discretion); (ii) each Substitute Loan satisfies the eligibility criteria set forth in the definition of Eligible Loan on the date of substitution;

-77- (iii) after giving effect to such Substitution (A) all representations and warranties of the Borrower contained in Section 4.1 shall be true and correct as of the date of such substitution, (B) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or result from such Substitution, (C) (x) the Borrowing Base Test shall have been satisfied and (y) the Collateral Quality Test shall have been satisfied (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such Substitution, shall be improved after giving effect to such Substitution), which, in each case, shall be demonstrated by delivery of an updated Borrowing Base Certificate; (iv) 100% of the proceeds from the sale of the Transferred Loan(s) to be replaced in connection with such Substitution are either applied by the Borrower to acquire the Substitute Loan(s) or deposited in the Collection Account; (v) no selection procedure adverse to the interest of the Secured Parties was utilized by the Borrower or the Servicer in the selection of the Transferred Loans to be substituted or the Substitute Loans and such transaction was conducted on an arm’s length basis or carrying value and otherwise on terms no less favorable to the Borrower than would be the case if such Person were not such an Affiliate; (vi) the Borrower shall notify the Administrative Agent of any amount to be deposited into the Collection Account in connection with any such substitution and shall deliver to the Collateral Custodian the Loan Documents for any Substitute Loans and shall have delivered to the Administrative Agent electronic copies of all such Loan Documents; (vii) upon confirmation of the delivery of a Substitute Loan for each applicable Transferred Loan being substituted for, each applicable Transferred Loan being substituted for shall be removed from the Collateral and the applicable Substitute Loan(s) shall be included in the Collateral and the Borrower shall take all action necessary to ensure that the Administrative Agent has a first priority perfected Lien in such Substitute Loan and any Related Property subject to the provisions hereof; and (viii) the Borrower shall deliver to the Administrative Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date. (b) The aggregate Outstanding Loan Balance of any Defaulted Loans or Delinquent Loans (in each case, measured as of the date immediately prior to such Loan becoming classified as such) that are the subject of any Discretionary Sale or Substitution, as applicable, pursuant to this Agreement shall not exceed 10.0% of the highest Aggregate Outstanding Loan Balance of all Loans owned by the Borrower since the Effective Date less the sum of the Outstanding Loan Balance of all Defaulted Loans and Delinquent Loans (in each case, measured as of the date immediately prior to such Loan becoming classified as such) previously sold pursuant to a Discretionary Sale or substituted pursuant to a Substitution, as applicable; provided that, for the

-78- avoidance of doubt, the foregoing limitation shall not apply to Defective Assets (as defined in the Sale and Contribution Agreement). Section 2.16. Defaulting Lenders and Potential Defaulting Lenders. If the Borrower and the Administrative Agent agree in writing in their discretion that any Defaulting Lender has ceased to be a Defaulting Lender or any Potential Defaulting Lender has ceased to be a Potential Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice, and subject to any conditions set forth therein, such Lender will purchase at par such portion of outstanding Advances of the other Lenders and/or make such other adjustments as the Administrative Agent may determine to be necessary to cause the Advances Outstanding of the Lenders to be on a pro rata basis in accordance with their respective Commitments, whereupon such Lender will cease to be a Defaulting Lender or Potential Defaulting Lender, as the case may be, and will be a Non-Defaulting Lender (and such Advances Outstanding of each Lender will automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while such Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. For the avoidance of doubt, no Defaulting Lender shall be entitled to receive any Unused Fee or Reduction Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Unused Fee or Reduction Fee that otherwise would have been required to have been paid to that Defaulting Lender). Section 2.17. Replacement of Defaulting Lenders. If any Lender is a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions set forth in Section 11.1), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12(a)) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender) (a “Replacement Lender”); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, and (ii) such Lender shall have received payment of an amount equal to the outstanding principal amount of all Advances owed to it, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (in the case of such outstanding principal and accrued interest) and from the Borrower (in the case of all other amounts). A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. ARTICLE III CONDITIONS OF EFFECTIVENESS AND ADVANCES Section 3.1. Conditions Precedent to Initial Advances. No Lender shall be obligated to make any Advance hereunder from and after the Effective Date, nor shall any Lender, the

-79- Administrative Agent or the Managing Agents be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied, in the sole discretion of, or waived in writing by, the Managing Agents: (a) This Agreement and all other Transaction Documents or counterparts hereof or thereof shall have been duly executed by, and delivered to, the parties hereto and thereto and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions (including, but not limited to, the documents listed in Schedule I to this Agreement) as any Managing Agent shall reasonably request in connection with the transactions contemplated by this Agreement, on or prior to the Effective Date, each in form and substance satisfactory to the Administrative Agent. (b) Each Managing Agent shall have received such documentation and other information requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act and shall be satisfied with the results of the due diligence review performed by it and each Lender shall have received all necessary internal approvals. (c) The Borrower shall have paid all fees required to be paid by it on the Effective Date, including all fees required hereunder and under the Lender Fee Letter, the Administrative Agent Fee Letter and the Collateral Custodian Fee Letter to be paid as of such date, and shall have reimbursed each Lender, the Administrative Agent, the Syndication Agent and the Collateral Custodian for all fees, costs and expenses related to the transactions contemplated hereunder and under the other Transaction Documents, including the legal and other document preparation costs incurred by any Lender, the Administrative Agent, the Syndication Agent and the Collateral Custodian. (d) [Reserved]. (e) The Collateral Custodian shall have confirmed that it shall have received the Required Loan Documents for each Loan that is a Transferred Loan as of the Effective Date and confirmed that the Required Loan Documents satisfy the Review Criteria and delivered a Custodial Certificate to the Administrative Agent. (f) The Administrative Agent shall have received true and complete copies certified by a Responsible Officer of each of the Borrower, the Servicer and the Fund of all filings, authorizations and approvals by any Governmental Authority or other third party, if any, required in connection with the transactions contemplated by this Agreement and the other Transaction Documents. (g) The Administrative Agent shall have received the audited consolidated financial statements of Trinity and its Subsidiaries and the Servicer and its Subsidiaries, in each case, for the fiscal year ended December 31, 2023, and the unaudited interim consolidated financial statements of Trinity and its Subsidiaries and the Servicer and its Subsidiaries, in each case, for the most recent fiscal quarter then ended and which are available on the Effective Date.

-80- (h) No Material Adverse Effect with respect to the Borrower or the Fund shall have occurred since the date of formation of the Borrower and the Fund, respectively, and no Material Adverse Effect with respect to the Servicer or Trinity shall have occurred since December 31, 2023. Section 3.2. Additional Conditions Precedent to All Advances. Each Advance shall be subject to the further conditions precedent that: (a) The Borrower shall have delivered a Borrower Notice in accordance with the procedures set forth in Section 2.2 and the following statements shall be true and correct (and the Borrower shall have certified to the same in the related Borrower Notice): (i) The representations and warranties set forth in Sections 4.1 and 7.8 are true and correct in all material respects on and as of such date and the related Funding Date, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date (except for representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations shall be true and correct in all respects as of such date and the related Funding Date); and (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, that constitutes an Event of Default or an Unmatured Event of Default; (b) The Termination Date shall not have occurred; (c) Before and after giving effect to such Advance and to the application of proceeds therefrom (i) the Collateral Quality Test shall be satisfied (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such Advance and any related acquisition of Transferred Loans, shall be improved after giving effect to such Advance and any related acquisition of Transferred Loans), as calculated on such date, and (ii) the Borrowing Base Test shall be satisfied, as calculated on such date; (d) No claim has been asserted or proceeding commenced challenging the enforceability or validity of any of the Transaction Documents or the Loan Documents, excluding any instruments, certificates or other documents relating to Transferred Loans that are no longer outstanding or which are no longer included in the Collateral; (e) To the extent any new Loans are being included in the Borrowing Base, the Collateral Custodian shall have received the Required Loan Documents for each such Loan that is a Transferred Loan as of such Funding Date; and

-81- (f) With respect to any Advance made after the Effective Date, the Administrative Agent and the Collateral Custodian shall have received a copy of the duly executed and completed Additional Asset Supplement (as defined in the Sale and Contribution Agreement) with respect to the Transferred Loans which the proceeds of such Advance will be used to fund or pay the purchase price thereof. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1. Representations and Warranties of the Borrower. The Borrower represents and warrants to each of the Secured Parties on and as of the Effective Date, each Funding Date and the last day of each Settlement Period (and, in respect of clause (h) below, each date such information is provided by or on behalf of it), as follows: (a) Organization and Good Standing. The Borrower is a Delaware limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full power, authority and legal right to own or lease its properties and conduct its business as such business is presently conducted and had at all relevant times, and now has all necessary power, authority and legal right to acquire, own and pledge the Collateral. (b) Due Qualification. The Borrower is qualified to do business as a Delaware limited liability company, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a Material Adverse Effect. The Borrower is qualified to do business as a Delaware limited liability company, is in good standing, and has obtained all licenses and approvals as are required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have a material adverse effect on its ability to perform hereunder or a Material Adverse Effect. (c) Due Authorization. The Borrower (i) has all necessary power and authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents to which it is a party, (C) grant Liens in the Collateral, and (D) receive Advances on the terms and conditions provided herein, and (ii) has duly authorized by all necessary limited liability company action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the Lien in the Collateral on the terms and conditions herein provided. This Agreement and each other Transaction Document to which the Borrower is a party have been duly executed and delivered by the Borrower.

-82- (d) No Conflict. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance by the Borrower of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate or result in any breach of any of the terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, the Borrower’s organizational documents or any material Contractual Obligation of the Borrower. The Borrower is not party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect. (e) No Violation. The execution and delivery of this Agreement and each Transaction Document to which the Borrower is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not violate, in any material respect, any Applicable Law. (f) No Proceedings. There are no proceedings or investigations pending against the Borrower or, to the best knowledge of a Responsible Officer of the Borrower, pending against the Servicer or any of its Subsidiaries, Trinity or any of its Subsidiaries or the Fund or any of its Subsidiaries or threatened in writing against the Borrower, the Servicer, Trinity, the Fund or any such Subsidiary before any Governmental Authority (i) asserting the invalidity of this Agreement or any Transaction Document to which the Borrower is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any Transaction Document to which the Borrower is a party or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect. (g) All Consents Required. All material approvals, authorizations, consents, licenses, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Borrower of this Agreement and any Transaction Document to which the Borrower is a party, have been obtained. Each of the Borrower and the Fund has received all consents and approvals required by the terms of the Loan Documents in respect of such Collateral to the pledge hereunder to the Administrative Agent of its interest and rights in such Collateral. (h) Reports Accurate. All Monthly Reports, Borrowing Base Certificates, information, exhibits, financial statements, certificates, documents, books, records or reports furnished by the Borrower (or the Servicer on behalf of the Borrower) to the Administrative Agent, the Collateral Custodian, any Managing Agent or any Lender in connection with this Agreement or any other Transaction Document, or in connection with the negotiation thereof, are true, complete and accurate in all material respects as of the date thereof or as supplemented from time to time; except that (i) all information consisting of financial projections prepared by the Borrower (or the Servicer on behalf of the Borrower) is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made and (ii) with respect to information that was prepared by third-parties that are not Affiliates of the Borrower, including the Obligors, this representation is made to the actual knowledge of a

-83- Responsible Officer of the Borrower. (i) Solvency. The Borrower is not the subject of any Insolvency Proceeding or Insolvency Event. The transactions contemplated under this Agreement and each Transaction Document to which the Borrower is a party do not and will not render the Borrower not Solvent. (j) Selection Procedures. No procedures believed by the Borrower to be materially adverse to the interests of the Secured Parties were utilized by the Borrower in identifying and/or selecting the Loans that are a part of the Collateral; provided that, this covenant shall be deemed satisfied with respect to the initial Loans acquired by the Borrower on the Effective Date. (k) Taxes. The Borrower has filed or caused to be filed all federal and material state Tax returns required to be filed by it. The Borrower has paid all federal and material state Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Borrower’s knowledge, no claim is being asserted, with respect to any such federal or material state Tax, fee or other charge. (l) Agreements Enforceable. This Agreement and each Transaction Document to which the Borrower is a party constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity). (m) No Liens. The Collateral is owned by the Borrower free and clear of any Lien (except for Permitted Liens as provided herein), claim or encumbrance of any Person, and the Administrative Agent, as agent for the Secured Parties, has a valid and perfected first priority security interest in the Collateral then existing or thereafter arising, free and clear of any Liens except for Permitted Liens. No effective financing statement or other instrument similar in effect covering any Collateral is on file in any recording office except such as may be filed in favor of the Administrative Agent relating to this Agreement or reflecting the transfer of the Collateral from the Fund to the Borrower. The Borrower is not aware of the filing of any judgment, ERISA or tax lien filings against the Borrower. (n) Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Administrative Agent, on behalf of the Secured Parties, in the Collateral, which is enforceable in accordance with Applicable Law, is prior to all other Liens and is enforceable as such against creditors of and purchasers from the Borrower. All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Administrative Agent on behalf of the Secured Parties, in the Collateral have been made and are effective

-84- or will be made on the Effective Date. (i) This Agreement constitutes a security agreement within the meaning of Section 9-102(a)(73) of the UCC as in effect from time to time in the State of New York. (ii) The Collateral is comprised of “instruments”, “general intangibles”, “deposit accounts”, “investment property”, “chattel paper” and “proceeds” (each as defined in the applicable UCC) and such other categories of collateral under the applicable UCC as to which the Borrower has complied with its obligations under Section 4.1(n). (iii) With respect to Collateral that constitutes “deposit accounts” or “securities accounts” as defined in Sections 9-102 and 8-501(a), respectively, of the UCC as in effect from time-to-time in the State of New York: (1) other than as permitted pursuant to Section 5.1(qq), the Borrower has taken all steps necessary to enable the Administrative Agent to obtain “control” (within the meaning of the UCC as in effect from time-to-time in the State of New York) with respect to the Collection Account and the Operating Account; and (2) neither the Collection Account nor the Operating Account is in the name of any Person other than the Borrower, and each of the Collection Account and the Operating Account is subject to the Lien of the Administrative Agent. The Borrower has not instructed the depository of the Collection Account, or the depository of the Operating Account, to comply with the instructions of any Person other than the Administrative Agent. (iv) Each of the Collection Account and the Operating Account constitutes a “deposit account” as defined in Section 9-102(a) of the UCC as in effect from time-to-time in the State of New York. (v) The Borrower has received all consents and approvals required by the terms of any Loan to the granting of a security interest in the Collateral hereunder to the Administrative Agent, on behalf of the Secured Parties. (vi) Upon the filing of the financing statements in the jurisdiction in which the Borrower is located, such security interest shall be a valid and first priority perfected security interest in that portion of the Collateral in which a security interest may be created under Article 9 of the UCC as in effect from time to time in the State of New York. (vii) All executed copies of each underlying promissory note (or, in the case of Equipment Finance Loans, the executed copies of each underlying

-85- Contract), in any case, that constitute or evidence each Loan has been or, subject to the delivery requirements contained herein, will be delivered to the Collateral Custodian. (viii) None of the underlying promissory notes (or, in the case of Equipment Finance Loans, the underlying Contracts) that constitute or evidence the Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Administrative Agent on behalf of the Secured Parties (each as defined in and pursuant to the TrinCap Funding Credit Agreement), but, for the avoidance of doubt, (x) the Borrower, and not any other Person (including the Borrower (under and as defined in the TrinCap Funding Credit Agreement)), has good and indefeasible title to, and is the sole owner of the Loans subject to no Liens, other than Permitted Liens, and (y) the Administrative Agent, for the benefit of the Secured Parties, holds a first priority perfected security interest in each Loan. (o) Location of Offices. The Borrower’s location (within the meaning of Article 9 of the UCC) is Delaware. The Borrower’s principal place of business and chief executive office and the office where the Borrower keeps all the Records not held by the Collateral Custodian is located at the address of the Borrower referred to in Schedule IV hereof (or at such other locations as to which the notice and other requirements specified in Section 5.1(m) shall have been satisfied). The Borrower has not changed its name, whether by amendment of its certificate of formation, by reorganization or otherwise, or its jurisdiction of organization and has not changed its location within the period commencing on the date of formation of the Borrower and ending on the Effective Date. (p) Tradenames. The Borrower has no trade names, fictitious names, assumed names or “doing business as” names or other names under which it has done or is doing business. (q) Sale and Contribution Agreement. The Sale and Contribution Agreement is the only agreement pursuant to which the Borrower acquires Collateral (other than the Hedge Collateral). (r) Value Given. The Borrower gave reasonably equivalent value to the Fund in consideration for the transfer to the Borrower of the applicable Transferred Loans under the Sale and Contribution Agreement, no such transfer was made for or on account of an antecedent debt owed by the Fund to the Borrower, and no such transfer is voidable or subject to avoidance under any Insolvency Law. (s) Accounting. The Borrower accounts for the transfers to it from the Fund of interests in the Loans (or portions thereof) under the Sale and Contribution Agreement as sales of such Loans (or portions thereof) in its books, records and financial statements, in each case consistent with GAAP other than for tax purposes and the financial statements of the Fund and the Borrower may be consolidated to the extent consolidation is required under GAAP or as a matter of Applicable Law.

-86- (t) Separate Entity. The Borrower is operated as an entity with assets and liabilities distinct from those of the Fund, the Servicer and any Affiliates thereof (other than the Borrower), and the Borrower hereby acknowledges that the Administrative Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Borrower’s identity as a separate legal entity from the Fund, the Servicer and from each such other Affiliate of the Fund and the Servicer. The Borrower has not and shall not: (i) engage in any business or activity other than the ownership of Transferred Loans and other Collateral and related assets, entering into this Agreement and the other Transaction Documents and Loan Documents, entering into agreements and consummating transactions contemplated by Sections 2.14 and 2.15 hereof, in each case, to which it is a party, performing its duties and obligations, and exercising its rights and privileges, thereunder, the granting of Liens in Collateral under the Transaction Documents, and such other activities as are incidental thereto; (ii) acquire or own any material assets other than (A) Transferred Loans, the other Collateral and related assets from the Fund or (B) incidental property as may be necessary for the operation of the Borrower and its performance under the Transaction Documents and performing its duties and obligations and exercising its rights and privileges thereunder and under the Loan Documents; (iii) merge into or consolidate with any Person, dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets (other than the collateral assignment to the Administrative Agent hereunder or as permitted under Sections 2.14 and 2.15) or change its legal structure, without in each case first obtaining the consent of the Administrative Agent; (iv) fail to preserve its existence as a limited liability company, validly existing and in good standing under the laws of the State of Delaware, or without the prior written consent of the Administrative Agent, amend, modify, terminate or fail to comply in any material respect with the provisions of its limited liability company agreement or fail to observe in any material respect limited liability company formalities; (v) own any Subsidiary or make any investment in any Person, other than the Transferred Loans, without the consent of the Administrative Agent; (vi) incur any Indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation) except (A) obligations incurred under this Agreement, under any Hedging Agreement required by Section 5.2(a) or the Sale and Contribution Agreement, and (B) liabilities incident to the maintenance of its existence in good standing;

-87- (vii) in the Borrower’s reasonable determination, fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations, or become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due; provided, that the foregoing shall not require any equity holder of the Borrower to provide capital contributions to the Borrower; (viii) fail to maintain its records, books of account and bank accounts separate and apart from those of any other Person; (ix) fail to correct any known misunderstandings regarding the separate identity of Borrower and the Fund or any principal or Affiliate thereof or any other Person; (x) guarantee, become obligated for, or hold itself out to be responsible for the debt of another Person; (xi) fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that it is responsible for the debts of any third party (including any of its principals or Affiliates); (xii) acquire the obligations or securities of its Affiliates or stockholders, except for the Transferred Loans and interests in Related Property; (xiii) pledge its assets to secure the Indebtedness, or for the benefit, of any other Person; (xiv) fail at any time to have at least one independent manager (an “Independent Manager”) who: (1) is an employee of, or is a special purpose corporation which is an Affiliate of, and is operated by, employees of Citadel SPV LLC, or otherwise has (x) prior experience as an independent director for a corporation, or as an independent director or independent manager for a limited liability company, whose organizational documents required the unanimous consent of all independent directors (or independent managers) thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (y) at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; and (2) is not, and has not been for a period of five (5) years prior to his or her appointment as an independent manager of the Borrower (in the case of any Person so serving as of the Effective Date, for a period of five (5) years prior to such date): (w) a stockholder (whether direct, indirect or beneficial),

-88- customer, advisor, supplier, director, manager (other than an independent trustee or independent manager), officer, employee, partner, attorney or consultant of (a) the Servicer, (b) the Fund, (c) any principal of the Servicer or the Fund, (d) any Affiliate of the Servicer or the Fund, or (e) any Affiliate of any principal of the Servicer or the Fund, (x) a spouse, parent, sibling or child of any Person referred to in clause (w) above, (y) an individual or other Person controlling or under common control with any such stockholder, partner, customer, supplier, employee, officer or director, or (z) a trustee, conservator or receiver for the Fund, the Servicer or any Affiliate thereof; provided, however, such Independent Manager may be an independent director, independent trustee or independent manager of another special purpose entity affiliated with the Fund or the Servicer; (xv) fail to ensure that all limited liability company action relating to the selection, maintenance or replacement of the Independent Manager are duly authorized by the unanimous vote of the members and managers (including, without limitation, the Independent Manager); (xvi) fail to maintain its organizational documents in conformity with this Agreement, such that (1) it does not amend, restate, supplement or otherwise modify its organizational documents in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 4.1(t) of this Agreement; and (2) its limited liability company agreement, at all times that this Agreement is in effect, provides for not less than five (5) Business Days’ prior written notice to the Administrative Agent of the replacement or appointment of any manager that is to serve as an Independent Manager for purposes of this Agreement and the condition precedent to giving effect to such replacement or appointment that the Borrower certify that the designated Person satisfies the criteria set forth in the definition herein of “Independent Manager”, nor fail to comply at all times in all material respects with the terms of such organizational documents; (xvii) fail to provide that the consent of the Independent Manager is required for the Borrower to (A) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) institute or consent to the institution of bankruptcy or insolvency proceedings against the Borrower, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency relating to the Borrower, (D) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Borrower, (E) make any assignment for the benefit of the Borrower’s creditors, (F) admit in writing the Borrower’s inability to pay its debts generally as they become due, or (G) take any action in furtherance of any of the foregoing; (xviii) except as contemplated by this Agreement or the other Transaction Documents, commingle its funds or other assets with those of any other Person;

-89- (xix) fail to pay the salaries of its own employees, if any; provided, however, the foregoing shall not require any equity holder of the Borrower to make any additional capital contributions to the Borrower; (xx) fail to maintain its assets in a way such that is not difficult to segregate and identify its assets from those of other Persons; (xxi) appoint a new Person as the Independent Manager without first confirming such proposed new Independent Manager satisfies the definition of “Independent Manager” set forth in the Borrower’s limited liability company agreement and providing prior written notice of the appointment of such new Independent Manager to the Administrative Agent; (xxii) enter into any contract or agreement with any Person, except (A) the Transaction Documents and (B) other contracts or agreements that are upon terms and conditions that are commercially reasonable and that would be available on an arms-length basis with third parties other than such Person; (xxiii) except as may be required or permitted by the Code and regulations or other applicable state or local tax law, hold itself out as or be considered as a department or division of (A) any of its principals or Affiliates, (B) any Affiliate of a principal or (C) any other Person; (xxiv) fail to pay its own liabilities and expenses only out of its own funds; (xxv) fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate; and (xxvi) fail to file its own income tax returns separate from those of any other Person, except to the extent that the Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law, and pay any taxes required to be paid under applicable law. (u) Investments. The Borrower does not own or hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person. (v) Business. Since its formation, the Borrower has conducted no business other than the purchase and receipt of Transferred Loans and interests in Related Property from the Fund under the Sale and Contribution Agreement, the borrowing of funds under this Agreement, entering into the Transaction Documents to which it is a party, performing its duties and obligations, and exercising its rights and privileges, thereunder, granting Liens in Collateral under the Transaction Documents and such other activities as are incidental to the foregoing. (w) Investment Policy. The Borrower is in compliance in all material respects

-90- with the Investment Policy. (x) ERISA. The Borrower and each ERISA Affiliate is in compliance in all material respects with ERISA and have not incurred and do not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the Pension Benefit Guaranty Corporation under ERISA. (y) Investment Company Act. The Borrower represents and warrants that (A) Advances do not constitute ownership interests in the Borrower and (B) the Borrower is not, and after giving effect to the transactions contemplated hereby, will not be, required to register as an “investment company” within the meaning of the 1940 Act. For purposes of this subclause (y), “ownership interest” has the meaning set forth in §_____.10(d)(6) of the common rule entitled “Proprietary Trading and Certain Interests and Relationships with Covered Funds” (commonly known as the “Volcker Rule”) published at 79 Fed. Reg. 5779 et seq. (z) Government Regulations. The Borrower is not engaged in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin security,” as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as “Margin Stock”). The Borrower owns no Margin Stock, and no portion of the proceeds of any Advance hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Federal Reserve Board. The Borrower will not take or permit to be taken any action that might cause any Loan Document or any Transaction Document to violate any regulation of the Federal Reserve Board. (aa) Eligibility of Loans. As of the Effective Date and each Funding Date thereafter (and in the case of clause (i)(y), as of the date of each Monthly Report), (i) (x) each Transferred Loan referenced on the related Borrower Notice and included in the Borrowing Base is an Eligible Loan on such date and (y) each Transferred Loan listed as an Eligible Loan in each Monthly Report was an Eligible Loan on such date, (ii) each Transferred Loan included in the Collateral is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with Applicable Laws and (iii) with respect to each such Transferred Loan, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority required to be obtained, effected or given by the Borrower in connection with the transfer of a Lien in such Transferred Loans and the Borrower’s interests in the Related Property to the Administrative Agent for the benefit of the Secured Parties have been duly obtained, effected or given and are in full force and effect. As of the most recent Reporting Date, the Loan List delivered with the most recent Monthly Report, and as of each Funding Date, the Loan List and the information contained in the Borrower Notice delivered pursuant to Sections 2.1 and 2.2, is a true, complete and correct listing in all material respects of all the Loans that are part of the Collateral as of the such date, and the information contained

-91- therein with respect to the identity of such Loans and the amounts owing thereunder is true, complete and correct in all material respects as of such date. (bb) USA PATRIOT Act. None of the Borrower, the Servicer, the Fund or any of their respective Affiliates is (1) a country, territory, organization, person or entity named on an OFAC list; (2) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering, or whose subscription funds are transferred from or through such a jurisdiction; (3) a “Foreign Shell Bank” within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (4) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering concernsSanctions; Anti-Corruption. (i) None of the Borrower, the Servicer, Trinity, the Fund or any of their respective Subsidiaries or, to the knowledge of the Borrower, any director, officer, employee or Affiliate of the Borrower, the Servicer, Trinity, the Fund or any of their respective Subsidiaries, is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (A) the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Cuba, Iran and North Korea). (ii) The Borrower, the Servicer, Trinity, the Fund, each of their respective Subsidiaries and each of their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of each of the Borrower, the Servicer, Trinity, the Fund and each of their respective Subsidiaries, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. The Borrower, the Servicer, Trinity, the Fund and each of their respective Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws. (cc) No Fraud. Each Loan was originated without any fraud or material misrepresentation (i) by Trinity, the Fund, or, to the knowledge of a Responsible Officer of the Borrower, (ii)(x) by a Third Party Originator, or (y) on the part of the Obligor. (dd) Compliance with Law. The Borrower has complied in all respects with all Applicable Laws to which it may be subject, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and no item of Collateral contravenes any Applicable Law (including, without limitation,

-92- all applicable Credit Protection Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Without limiting the foregoing, (x) to the extent applicable, the Borrower is in compliance in all material respects with the regulations and rules promulgated by OFAC including U.S. Executive Order No. 13224 and other related statutes, laws, and regulations (collectively, the “Subject Laws”), and (y) the Borrower has adopted internal controls and procedures designed to ensure its continued compliance in all material respects with the applicable provisions of the Subject Laws and to the extent applicable, will adopt procedures consistent in all material respects with the USA PATRIOT Act and implementing regulations. (ee) Tax Status. For U.S. federal income tax purposes the Borrower is (i) disregarded as an entity separate from its owner and (ii) has not made an election under U.S. Treasury Regulation Section 301.7701-3 and is not otherwise treated as an association taxable as a corporation. (ff) Plan Assets. The assets of the Borrower are not treated as “plan assets” for purposes of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA and the Collateral is and shall not deemed to be “plan assets” for purposes of 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA. (gg) Amendments. No Loan has been amended, modified or waived, except for amendments, modification or waivers, if any, to such Loan otherwise permitted under Section 7.4(a) and in accordance with the Investment Policy. (hh) Full Payment. As of the date of the Borrower’s acquisition thereof, no Responsible Officer of the Borrower has any knowledge of any fact which should lead it to expect that any Transferred Loan will not be repaid by the relevant Obligor in full. (ii) Accuracy of Representations and Warranties. Each representation or warranty by the Borrower contained herein or in any report, financial statement, exhibit, schedule, certificate or other document furnished by the Borrower pursuant hereto, in connection herewith or in connection with the negotiation hereof is true and correct in all material respects (except for such representations and warranties as are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations shall be true and correct in all respects). (jj) Environmental Matters. Except with respect to any matters that, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the Borrower (a) has not failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (b) does not know of any basis for any permit, license or other approval required under any Environmental Law to be revoked, canceled, limited, terminated, modified, appealed or otherwise challenged, (c) has not or could not reasonably be expected to become subject to any Environmental Liability, (d) has not received notice of any claim, complaint, proceeding, investigation or inquiry with respect

-93- to any Environmental Liability (and no such claim, complaint, proceeding, investigation or inquiry is pending or, to the knowledge of a Responsible Officer of the Borrower, is threatened or contemplated) and (e) does not know of any facts, events or circumstances that could give rise to any basis for any Environmental Liability of the Borrower. (kk) Intellectual Property. The Borrower owns, licenses or possesses the right to use all of the trademarks, tradenames, service marks, trade names, copyrights, patents, franchises, licenses and other intellectual property rights that are necessary for the operation of its business, as currently conducted, and the use thereof by the Borrower does not conflict with the rights of any other Person, except to the extent that such failure to own, license or possess or such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. The conduct of the business of the Borrower as currently conducted or as contemplated to be conducted does not infringe upon or violate any rights held by any other Person, except to the extent that such infringements and violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of a Responsible Officer of the Borrower, threatened that could reasonably be expected to be adversely determined, and, if so determined, could reasonably be expected to have a Material Adverse Effect. (ll) Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to the Administrative Agent and Lenders at least three (3) days prior to the Effective Date, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the Effective Date and as of the date any such update is delivered. (mm) Loan Agreement Effective. Each loan agreement which gives rise to an Equipment Finance Loan is or becomes effective and binding upon and enforceable against the related Obligor upon the payment by such Obligor of the first installment of the rentals under such loan agreement. ARTICLE V GENERAL COVENANTS OF THE BORROWER Section 5.1. Covenants of the Borrower. The Borrower hereby covenants that: (a) Compliance with Laws and Transaction Documents. The Borrower will comply with all Applicable Laws, including those with respect to the Loans in the Collateral and any Related Property, and all material Contractual Obligations, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower shall comply with the terms and conditions of each Transaction Document to which it is a party. (b) Preservation of Existence. The Borrower will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify

-94- and remain qualified in good standing in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Security Interests. Except as contemplated in this Agreement, including in connection with any Discretionary Sale or Substitution, or the repurchase of Ineligible Loans under the Sale and Contribution Agreement, the Borrower will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan, Collections, Related Property or other asset that is part of the Collateral, whether now existing or hereafter transferred hereunder, or any interest therein other than Permitted Liens. The Borrower will promptly notify the Administrative Agent of the existence of any Lien on any Loan, Collections, Related Property or other asset that is part of the Collateral and the Borrower shall defend the right, title and interest of the Administrative Agent as agent for the Secured Parties in, to and under any Loan, Collections and the Related Property or other asset that is part of the Collateral, against all claims of third parties; provided, however, that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Borrower from suffering to exist Permitted Liens upon any Loan or any Related Property or other asset that is part of the Collateral. The Borrower will not create, or participate in the creation of, or permit to exist, any Lien on the Collection Account or the Operating Account other than the Lien of the Administrative Agent on behalf of the Secured Parties and any Lien expressly created or permitted by the applicable Account Control Agreement. (d) Delivery of Collections. The Borrower agrees to hold in trust, and to cause Trinity to hold in trust, for the benefit of the Administrative Agent, and cause the delivery (including by causing Trinity to deliver) to the Master Collection Account or the Collection Account promptly (but in no event later than two (2) Business Days after receipt), all Collections received by the Borrower or Trinity in respect of the Loans that are part of the Collateral. (e) Activities of Borrower. The Borrower shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, Loan or other undertaking, which is not incidental to the transactions contemplated and authorized by this Agreement or the Sale and Contribution Agreement. (f) Indebtedness. The Borrower shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement, under any Hedging Agreement required by Section 5.2(a) or under the Sale and Contribution Agreement, (ii) liabilities incident to the maintenance of its existence in good standing, (iii) indebtedness in respect of endorsement of instruments or other payment items for deposit or collection in the ordinary course of business and (iv) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal, so long as such judgments or awards do not constitute an Event of Default. (g) Guarantees. The Borrower shall not become or remain liable, directly or

-95- indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments or other payment items for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise. (h) Investments. The Borrower shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Loans pursuant to the Sale and Contribution Agreement. (i) Merger; Sales. The Borrower shall not enter into any transaction of merger, reorganization, recapitalization or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation, winding up or dissolution), or acquire or be acquired by any Person, or convey, sell, lease, license, assign, transfer, loan or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement. (j) Distributions. The Borrower may not declare or pay or make, directly or indirectly, any distribution (whether in cash or other property) with respect to any Person’s equity interest in the Borrower (collectively, a “Distribution”); provided, however, that the Borrower may make (i) at any time on or after the Fund Conversion Date, Fund Tax Distributions and (ii) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing, or will occur as a result thereof, a Distribution of (x) funds that are made available to the Borrower pursuant to Section 2.8 and (y) Loans and Related Property released pursuant to Section 6.3. (k) Agreements. The Borrower shall not amend or modify the provisions of (i) its certificate of formation or limited liability company agreement or (ii) the Sale and Contribution Agreement, in either case, without the prior written consent of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed). (l) Separate Existence. The Borrower shall: (i) Maintain its own deposit and securities account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Borrower will not be diverted to any other Person or for other than corporate uses of the Borrower. (ii) Ensure that, to the extent that it shares the same persons as officers or other employees as any of its Affiliates, the salaries of and the expenses related to providing benefits to such officers or employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees. (iii) Ensure that, to the extent that it jointly contracts with any of its Affiliates to do business with vendors or service providers or to share overhead

-96- expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Borrower contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Borrower and any of its Affiliates shall be only on an arm’s length basis. (iv) To the extent that Borrower and any of its Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses. (v) Conduct its affairs strictly in accordance with its limited liability company agreement and observe all necessary, appropriate and customary legal formalities, including, but not limited to, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and transaction accounts. (vi) Take or refrain from taking, as applicable, each of the activities specified or assumed in the opinions of counsel delivered in connection with this Agreement and the Transaction Documents relating to “true sale” and “non-consolidation” matters, upon which the conclusions expressed therein are based. (vii) Maintain the effectiveness of, and continue to perform under the Sale and Contribution Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Sale and Contribution Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Sale and Contribution Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Administrative Agent and each Managing Agent. (viii) Not take or fail to take any action that would be inconsistent with the representations, warranties and covenants of the Borrower set forth in Section 4.1(t) hereof or cause any such representations or warranties to be untrue in any material respect (without duplication of any materiality qualifier contained therein) at any time. (m) Change of Name or Jurisdiction of Borrower; Records. The Borrower (x) shall not change its name or jurisdiction of organization, without 30 days’ prior written notice to the Administrative Agent and (y) shall not move, or consent to the Servicer or the Collateral Custodian moving, any original Loan Documents without thirty (30) days’ prior written notice to the Administrative Agent and (z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of

-97- the Administrative Agent as agent for the Secured Parties (except for Permitted Liens) in all Collateral, and such other actions as the Administrative Agent may reasonably request, including but not limited to delivery of an Opinion of Counsel. (n) ERISA Matters. The Borrower will not (a) fail or permit any ERISA Affiliate to make minimum required contributions to any Single-Employer Plans or Multiemployer Plans under Section 412 of the Code or 302 of ERISA; (b) fail or permit any ERISA Affiliate to fail to make any payments to a Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (c) terminate or permit any ERISA Affiliate to terminate any Single-Employer Plan so as to result in any liability; or (d) permit to exist any occurrence of any Reportable Event with respect to a Single-Employer Plan or Multiemployer Plan; in each case, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. (o) Fund Collateral. With respect to each item of Collateral acquired by the Borrower, the Borrower will (i) acquire such Collateral pursuant to and in accordance with the terms of the Sale and Contribution Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Borrower’s ownership of or security interest in such Collateral, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-1) naming the Fund, as debtor/seller, the Borrower, as assignor secured party/buyer and the Administrative Agent, as assignee of assignor secured party/buyer, in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices, and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, including, without limitation, assignments of mortgage, and (iii) take all additional action that the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Collateral. (p) Transactions with Affiliates. The Borrower will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Sale and Contribution Agreement, and any Hedging Agreements and (ii) other transactions (including, without limitation, transactions related to the use of office space or computer equipment or software by the Borrower to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Borrower’s business, (C) upon fair and reasonable terms that are no less favorable to the Borrower than could be obtained in a comparable arm’s-length transaction with a Person not an Affiliate of the Borrower and (D) not inconsistent with (x) the factual assumptions set forth in the opinions of counsel delivered in connection with this Agreement and the Transaction Documents relating to “true sale” and “non-consolidation” matters and (y) the Borrower’s representations, warranties and covenants under Sections 4.1(t) and 5.1(l). Notwithstanding anything herein to the contrary, with respect to any Related Property that constitutes a warrant or an exit fee agreement, the Borrower (or the Fund on behalf of the Borrower) shall maintain discretion with respect to the exercise of such warrant or exit fee agreement and shall have the right,

-98- in its sole discretion, to sell any shares issued upon the exercise of any warrant, in each case, in accordance with the Investment Policy. (q) Investment Policy. The Borrower (a) will comply in all material respects with the Investment Policy in regard to each Loan and the Related Property included in the Collateral, and in regard to compliance with Loan Documents, including determinations with respect to the enforcement of its rights thereunder, (b) will not agree to or otherwise permit to occur any material adverse change in the Investment Policy without the prior written consent of the Administrative Agent (in its Permitted Discretion); provided that if the Borrower does not receive a consent (either positive or negative) from the Administrative Agent within thirty (30) Business Days of the Administrative Agent’s receipt of any proposed material adverse changes in the Investment Policy pursuant to clause (c) below, the Administrative Agent shall be deemed to have consented to the relevant action, and (c) will furnish to the Administrative Agent and each Managing Agent, at least ten (10) Business Days prior to its proposed effective date, prompt notice of any proposed material changes in the Investment Policy; provided that for the avoidance of doubt, the Borrower may request Advances at any time during the above referenced notice periods and the continued review of any such proposed change to the Investment Policy shall not result in any Lender failing to fund any requested Advance. (r) Extension or Amendment of Loans. The Borrower will not, except as otherwise permitted in Section 7.4(a), extend, amend or otherwise modify, or permit the Servicer on its behalf to extend, amend or otherwise modify, the terms of any Transferred Loan. (s) Reporting. The Borrower will furnish to the Administrative Agent and each Managing Agent: (i) Significant Events. As soon as possible and in any event within two (2) Business Days after a Responsible Officer becomes aware of the occurrence of each Event of Default, each Unmatured Event of Default and each Servicer Termination Event, a written statement, signed by a Responsible Officer, setting forth the details of such event and the action that the Borrower proposes to take with respect thereto; (ii) Breaches of Representations and Warranties. Upon a Responsible Officer obtaining knowledge thereof, the Borrower shall notify the Administrative Agent and each Managing Agent if any representation or warranty set forth in Section 4.1 was incorrect at the time it was given or deemed to have been given and at the same time deliver to the Administrative Agent and each Managing Agent a written notice setting forth in reasonable detail the nature of such facts and circumstances. In particular, but without limiting the foregoing, the Borrower shall notify the Administrative Agent and each Managing Agent in the manner set forth in the preceding sentence before any Funding Date of any facts or circumstances within the knowledge of a Responsible Officer of the Borrower which would render any of the said representations and warranties untrue at the date when such

-99- representations and warranties were made or deemed to have been made; (iii) Certificate of Beneficial Ownership; Other Information. As soon as practical: (x) upon the request of the Administrative Agent, confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Administrative Agent and the Lenders; (y) a new Certificate of Beneficial Ownership, in form and substance acceptable to the Administrative Agent and each Lender, when the individual(s) to be identified as a “Beneficial Owner” have changed; and (z) such other information, documents, records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise, of the Borrower, the Fund, Trinity or the Servicer as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or the Secured Parties under or as contemplated by this Agreement including, without limitation, any underwriting or credit memorandums prepared with respect to any Transferred Loan (including all attachments and calculations related thereto) and any modifications, amendments or waivers granted with respect to any Transferred Loan; (iv) Material Adverse Effect. Promptly upon a Responsible Officer obtaining knowledge thereof, notice of any development that results in, or could reasonably be expected to result in, a Material Adverse Effect, including, without limitation, the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates or any Transferred Loan or any portion of the Collateral that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (v) Sale and Contribution Agreement Reporting. Promptly, but in no event later than two (2) Business Days after its receipt thereof, copies of any and all notices, certificates, documents, or reports delivered to it by the Fund under the Sale and Contribution Agreement; (vi) Appointment of Independent Manager. The Borrower shall notify the Administrative Agent of any decision to appoint a new manager of the Borrower as the “Independent Manager” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and certify in such notice that the designated Person satisfies the criteria set forth in the definition herein of “Independent Manager”; (vii) Underwriting Memos. Upon the request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent a complete copy of the underwriting credit memo prepared with respect to each Transferred Loan, including all attachments and exhibits thereto, promptly and in any event within five (5) Business Days following the date of such request. The Administrative Agent shall have the right to request a complete copy of each subsequent approval and, upon receipt of such request, the Borrower shall promptly provide the

-100- Administrative Agent with a complete copy of such subsequent approval; (viii) Proceedings. The Borrower will furnish to the Administrative Agent, as soon as possible and in any event within five (5) Business Days after the Borrower receives notice or obtains knowledge thereof or the request of the Administrative Agent, notice of any settlement of, material judgment in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Fund, the Servicer or any of their Affiliates; (ix) ERISA. Promptly after receiving notice of any Reportable Event with respect to the Borrower (or any ERISA Affiliate thereof), a copy of such notice and upon a Responsible Officer obtaining knowledge of any event set forth in Section 5.1(n) above that results in, or could reasonably be expected to result in, a Material Adverse Effect, prompt written notice thereof; (x) Corporate Changes. As soon as practical and in any event 30 days’ prior thereto, written notice of any change in the name, jurisdiction of organization, corporate structure, tax characterization or location of records of the Borrower; provided that, the Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filing have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral; (xi) Accounting Changes. As soon as practical and in any event within five (5) Business Days after the effective date thereof, notice of any material change in the accounting policies of the Borrower relating to the loan accounting or revenue recognition; and (xii) Other. The Borrower will furnish to any Managing Agent and the Administrative Agent such other information, documents, records or reports respecting the Loans or the condition or operations, financial or otherwise, of the Borrower, as such Managing Agent or the Administrative Agent may from time to time reasonably request in order to protect the respective interests of the Borrower, such Managing Agent, the Administrative Agent or the Secured Parties under or as contemplated by this Agreement, to the extent the Borrower possesses such requested information or such requested information is available without undue burden or expense to the Borrower. (t) Taxes. The Borrower will (i) file or cause to be filed all federal and material state Tax returns required to be filed by it, (ii) pay all federal and material state Taxes that become due and payable and all assessments made against it or any of its property (other

-101- than any amount of Tax or assessment the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower) and (iii) satisfy or contest any Tax lien that is filed or any claim asserted against its property due to any Tax, fee or other charge, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. The Borrower will maintain its status as a disregarded entity separate from its owner, which owner is a “United States person,” each for U.S. federal income tax purposes. (u) Use of Proceeds; Margin Stock. The Borrower will use the proceeds of each Advance made hereunder solely (i) to fund or pay the purchase price of Transferred Loans (other than Ineligible Loans) acquired by the Borrower in accordance with the terms and conditions set forth herein, (ii) for the Borrower’s general corporate purposes, including distributions to its members, or (iii) as otherwise permitted under this Agreement. The Borrower shall not (x) extend credit to others for the purpose of buying or carrying any Margin Stock in such a manner as to violate Regulation T or Regulation U or (y) use all or any part of the proceeds of any Advance, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that violates the provisions of the Regulations of the Board of Governors, including, to the extent applicable, Regulation U and Regulation X. (v) Keeping of Records and Books of Account. The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and activities. The Borrower will permit any representatives designated by the Administrative Agent to visit and inspect the financial records and the properties as provided in Section 7.15. (w) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Servicer or Trinity to make any change, in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Collateral to the Master Collection Account or the Collection Account unless the Administrative Agent has consented to such change. (x) Performance and Compliance with Collateral. The Borrower will, at its expense, timely and fully perform and comply (or cause the Fund or the Servicer to perform and comply) with all provisions, covenants and other promises (if any) required to be observed by it under the Collateral, the Loan Documents and all other agreements related to such Collateral except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; provided that, notwithstanding anything herein to the contrary, the Borrower shall be authorized to exercise any equity rights in accordance with the Investment Policy. (y) Maintenance of Properties. The Borrower shall maintain and preserve all of its properties which are necessary or material in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply in all

-102- material respects at all times with the provisions of all material leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder. (z) Contest Recharacterization. The Borrower shall in good faith contest any attempt to recharacterize the treatment of the Transferred Loans as property of the bankruptcy estate of the Fund. (aa) Maximum Availability. The Borrower shall not permit the Advances Outstanding to exceed the Maximum Availability. (bb) Further Assurances. The Borrower will execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing UCC and other financing statements, agreements or instruments) that may be required under applicable law, or that the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Transaction Documents and in order to grant, preserve, protect and perfect the validity and first priority (subject to Permitted Liens) of the security interests and Liens created or intended to be created hereby. Such security interests and Liens will be created hereunder and the Borrower shall deliver or cause to be delivered to the Administrative Agent all such instruments and documents (including legal opinions and lien searches) as it shall reasonably request to evidence compliance with this Section 5.1(bb). The Borrower agrees to provide such evidence as the Administrative Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. (cc) Enforcement. The Borrower shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s material covenants or obligations under any instrument included in the Collateral, except in the case of (i) repayment of Transferred Loans, (ii) subject to the terms of this Agreement, (A) amendments to Loan Documents that govern Ineligible Loans, (B) amendments to Transferred Loans in accordance with the Investment Policy, and (C) actions taken in connection with the work-out or restructuring of any Transferred Loan in accordance with the provisions hereof, and (iii) other actions by the Servicer to the extent not prohibited by this Agreement or as otherwise required hereby. (dd) Investment Company Restrictions. The Borrower shall not become required to register as an “investment company” under the 1940 Act. (ee) Obligations. The Borrower shall pay its respective Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon the Collateral or any part thereof. (ff) Obligor Notification Forms. The Administrative Agent may, in its discretion after the occurrence and during the continuance of an Event of Default, send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the Secured Parties’ interest in the Collateral and the obligation to make payments

-103- as directed by the Administrative Agent. (gg) Collateral Not to be Evidenced by Instruments. The Borrower will take no action to cause any Loan that is not, as of the Effective Date or the related Funding Date, as the case may be, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Loan or unless such Instrument is immediately delivered to the Collateral Custodian, together with an Indorsement in blank, as collateral security for such Loan. (hh) Subsidiaries. Without the written consent of the Administrative Agent, the Borrower shall not have or permit the formation of any Subsidiaries. (ii) Name. Without the written consent of the Administrative Agent, the Borrower shall not conduct business under any name other than its own. (jj) Employees. The Borrower shall not have any employees (other than officers and directors to the extent they are employees). (kk) Subject Laws. The Borrower shall not utilize directly or indirectly the proceeds of any Advance for the benefit of any Person controlling, controlled by, or under common control with any other Person, whose name appears on the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC or otherwise in violation of any regulations and rules promulgated by the U.S. Department of Treasury and/or administered by OFAC including U.S. Executive Order No. 13224, and other related statutes, laws and regulations. Sanctions; Anti-Corruption Laws. The Borrower will maintain in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. The Borrower will not, directly or indirectly, use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances, whether as Administrative Agent, Lender, Collateral Custodian, underwriter, advisor, investor, or otherwise). (ll) [Reserved]. (mm) Other Agreements. The Borrower shall not enter into or suffer to exist or become effective any agreement that prohibits, limits or imposes any material condition upon its ability to perform its obligations under the Transaction Documents.

-104- (nn) Obligations with Respect to Loans. The Borrower shall not intentionally impair the rights of the Administrative Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Collateral. (oo) Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including pro forma financial statements demonstrating the impact of such change. (pp) [Reserved]. (qq) By sixty (60) days following the Effective Date (as such date may be extended by the Administrative Agent in its sole discretion), the Administrative Agent shall have received an Account Control Agreement with respect to the Collection Account and an Account Control Agreement with respect to the Operating Account, in each case, duly executed by the parties thereto, in form and substance satisfactory to the Administrative Agent and providing for “control” by the Administrative Agent of the applicable account within the meaning of the UCC. Section 5.2. Hedging Agreement. (a) If on any date the Weighted Average Spread is less than sevensix and one-half percent (7.506.50%) (such date the “Hedging Trigger Date”), the Borrower shall, by no later than the end of the first full Settlement Period commencing after such Hedging Trigger Date unless waived in writing by the Administrative Agent, with respect to no less than fifty percent (50.0%) of the Outstanding Loan Balances of the Fixed Rate Loans that are included as part of the Collateral, enter into and maintain a Hedge Transaction with a Hedge Counterparty which Hedge Transaction shall: (i) be in form and substance as shall be reasonably approved by the Administrative Agent and (ii) shall provide for payments to the Borrower to the extent that the Term SOFR Rate shall exceed a rate agreed upon between the Administrative Agent and the Borrower. Notwithstanding the foregoing, absent the occurrence of a Hedging Trigger Date, the Borrower may enter into and maintain a Hedge Transaction with a Hedge Counterparty with respect to all or part of the Advances made hereunder against the Outstanding Loan Balance of Fixed Rate Loans. (b) As additional security hereunder, the Borrower hereby assigns to the Administrative Agent, as agent for the Secured Parties, all right, title and interest of the Borrower in any and all Hedging Agreements, any and all Hedge Transactions, and any and all present and future amounts payable by a Hedge Counterparty to the Borrower under or in connection with its respective Hedging Agreement and Hedge Transaction(s) (collectively, the “Hedge Collateral”), and grants a security interest to the Administrative Agent, as agent for the Secured Parties, in the Hedge Collateral. The Borrower acknowledges that, as a result of that assignment, the Borrower may not, without the prior written consent of the Administrative Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for the Borrower’s right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Borrower’s obligations under Section 5.2(a) hereof. Nothing herein shall have the effect of releasing the Borrower from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Administrative Agent or any Secured Party for the performance by the

-105- Borrower of any such obligations. ARTICLE VI SECURITY INTEREST Section 6.1. Security Interest. As collateral security for the prompt, complete and indefeasible payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations, the Borrower hereby assigns, pledges and grants to the Administrative Agent, as agent for the Secured Parties, a first-priority lien on and security interest in all of the Borrower’s right, title and interest in, to and under (but none of its obligations under) the Collateral, whether now existing or owned or hereafter arising or acquired by the Borrower, and wherever located. The Borrower hereby authorizes the Administrative Agent, as agent for the Secured Parties, to file an “all assets” financing statement to evidence the security interest granted in the Collateral hereunder. The assignment under this Section 6.1 does not constitute and is not intended to result in a creation or an assumption by the Administrative Agent, the Managing Agents or any of the Secured Parties of any obligation of the Borrower or any other Person in connection with any or all of the Collateral or under any agreement or instrument relating thereto. Anything herein to the contrary notwithstanding, (a) the Borrower shall remain liable under the Transferred Loans to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent, as agent for the Secured Parties, of any of its rights in the Collateral shall not release the Borrower from any of its duties or obligations under the Collateral, and (c) none of the Administrative Agent, the Managing Agents or any Secured Party shall have any obligations or liability under the Collateral by reason of this Agreement, nor shall the Administrative Agent, the Managing Agents or any Secured Party be obligated to perform any of the obligations or duties of the Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Section 6.2. Remedies. The Administrative Agent (for itself and on behalf of the other Secured Parties) shall have all of the rights and remedies of a secured party under the UCC and other Applicable Law. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or its designees may (i) instruct the Collateral Custodian, the depository with respect to the Collection Account and/or the depository with respect to the Operating Account, to deliver any or all of the Collateral to the Administrative Agent or its designees and otherwise give all instructions and entitlement orders to the Collateral Custodian, the depository with respect to the Collection Account and/or the depository with respect to the Operating Account, regarding the Collateral; (ii) require that the Borrower or the Collateral Custodian immediately take action to liquidate the Collateral to pay amounts due and payable in respect of the Obligations; (iii) sell or otherwise dispose of the Collateral in a commercially reasonable manner, all without judicial process or proceedings; (iv) take control of the Proceeds of any such Collateral; (v) exercise any consensual or voting rights in respect of the Collateral; (vi) release, make extensions, discharges, exchanges or substitutions for, or surrender all or any part of the Collateral; (vii) enforce the Borrower’s rights and remedies against the Collateral Custodian with respect to the Collateral; (viii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (ix) subject to the Collateral Custodian’s rights

-106- and protections herein, remove from the Borrower’s, the Servicer’s, the Collateral Custodian’s and their respective agents’ place of business all books, records and documents relating to the Collateral, or to make any necessary copies thereof; (x) request the Borrower to or, if the Borrower fails to so act, directly send notification forms giving each relevant administrative agent or Obligor, as applicable, notice of the Secured Parties’ interest in the Collateral and the obligation to make payments as directed by the Administrative Agent and/or (xi) endorse the name of the Borrower upon any items of payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor. For purposes of taking the actions described in subsections (i) through (xi) of this Section 6.2 the Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of the Obligations remain unpaid), with power of substitution, in the name of the Administrative Agent or in the name of the Borrower or otherwise, for the use and benefit of the Administrative Agent, but at the cost and expense of the Borrower and without notice to the Borrower; provided that the Administrative Agent hereby agrees to exercise such power only so long as an Event of Default shall be continuing. The Administrative Agent and the other Secured Parties agree that the sale of the Collateral shall be conducted in good faith and in accordance with commercially reasonable practices. Section 6.3. Release of Liens. (a) At the same time as any Transferred Loan that is part of the Collateral expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Administrative Agent as agent for the Secured Parties shall be deemed to automatically release its interest in such Loan and the Related Property with respect thereto. Subject to UCC Section 9-332, upon any transfer of funds from the Operating Account by the Borrower, the Administrative Agent as agent for the Secured Parties shall be deemed to automatically release its interest in such funds. (b) Upon any request for a release of certain Transferred Loans in connection with a proposed Discretionary Sale or Substitution, if, upon application of the proceeds of such transaction in accordance with Section 2.8 or as otherwise required pursuant to the terms of this Agreement, the requirements of Section 2.14 or Section 2.15, as applicable, shall have been met, the Administrative Agent as agent for the Secured Parties will, to the extent requested by the Borrower or the Servicer on behalf of the Borrower, release its interest in such Loan and the Related Property with respect thereto. (c) Upon the deposit into the Collection Account of the Proceeds of a repurchase of an Ineligible Loan by the Fund pursuant to the Sale and Contribution Agreement, the Administrative Agent, as agent for the Secured Parties, shall be deemed to have automatically released its interest in such Ineligible Loan and the Related Property with respect thereto without any further action on its part. (d) Upon any request for a release of certain Transferred Loans in connection with a proposed Distribution of any Transferred Loan, if the requirements of Section 5.1(j) shall have been met, the Administrative Agent as agent for the Secured Parties will, to the extent requested by the Borrower or the Servicer on behalf of the Borrower, release its interest in such Loan and the Related Property with respect thereto.

-107- (e) In connection with any release of lien pursuant to any of the foregoing clauses (a) through (d), subject to the satisfaction of any conditions precedent for such release, the Administrative Agent, as agent for the Secured Parties, will, at the Borrower’s cost and expense, execute and deliver to the Borrower or the Servicer on behalf of the Borrower a release in form and substance reasonably satisfactory to the Borrower and any termination statements and any other releases and instruments as the Borrower or the Servicer on behalf of the Borrower may reasonably request in order to effect the release of the applicable Transferred Loans and Related Property; provided, that, the Administrative Agent as agent for the Secured Parties will make no representation or warranty, express or implied, with respect to any such Loan or Related Property in connection with such release. Section 6.4. Assignment of the Sale and Contribution Agreement. The Borrower hereby represents, warrants, acknowledges and confirms to the Administrative Agent that the Borrower has assigned to the Administrative Agent, for the ratable benefit of the Secured Parties hereunder, all of the Borrower’s right and title to and interest in the Sale and Contribution Agreement. The Borrower confirms that following an Event of Default the Administrative Agent shall have the sole right to enforce the Borrower’s rights and remedies under the Sale and Contribution Agreement, for the benefit of the Secured Parties, but without any obligation on the part of the Administrative Agent, the Secured Parties or any of their respective Affiliates to perform any of the obligations of the Borrower under the Sale and Contribution Agreement. The Borrower further confirms and agrees that such assignment to the Administrative Agent shall terminate upon the Collection Date; provided, however, that the rights of the Administrative Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Fund pursuant to the Sale and Contribution Agreement, which rights and remedies survive the termination of the Sale and Contribution Agreement, shall be continuing and shall survive any termination of such assignment. ARTICLE VII ADMINISTRATION AND SERVICING OF LOANS Section 7.1. Appointment of the Servicer. (a) The Borrower hereby appoints the Servicer to service the Transferred Loans and enforce its respective rights and interests in and under each Transferred Loan in accordance with the terms and conditions of this Article VII and to serve in such capacity until the termination of its responsibilities pursuant to Section 7.18. The Servicer hereby agrees to perform the duties and obligations with respect thereto set forth herein in accordance with the Servicing Standard. The Servicer and the Borrower hereby acknowledge that the Administrative Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder. (b) The Servicer may, with the prior written consent of the Administrative Agent, contract with a sub-servicer for servicing, administering or collecting the Collateral; provided that (i) the Servicer shall select any such Person with commercially reasonable care and shall be solely responsible for the fees and expenses payable to such Person, (ii) the Servicer shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Servicer

-108- pursuant to the terms hereof without regard to any subcontracting arrangement and shall remain liable for any actions or inactions of the sub-servicer with respect to the obligations of the Servicer hereunder, and (iii) any such subcontract shall be subject to the provisions hereof. Subject to the foregoing sentence, the sub-servicer may take any actions required of the Servicer hereunder on its behalf. Section 7.2. Duties and Responsibilities of the Servicer. (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be commercially reasonable to service, administer and collect Transferred Loans from time to time on behalf of the Borrower and as the Borrower’s agent. (b) The duties of the Servicer, as the Borrower’s agent, shall include, without limitation: (i) preparing and submitting of payment invoices and/or claims to, and post-billing liaison with, Obligors on Transferred Loans; (ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Borrower, the Managing Agents and the Administrative Agent in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Borrower, any Managing Agent or the Administrative Agent may reasonably request; (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan); provided, however, that any Successor Servicer shall only be required to recreate the Servicing Records of each prior Servicer to the extent such records have been delivered to it in a format reasonably acceptable to such Successor Servicer; (iv) promptly delivering to the Borrower, any Managing Agent or the Administrative Agent, from time to time, such information and Servicing Records (including information relating to its performance under this Agreement) as the Borrower, such Managing Agent or the Administrative Agent from time to time reasonably request; (v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Borrower and pledged to the Administrative Agent; (vi) complying in all material respects with the Investment Policy in regard to the servicing of each Transferred Loan and providing prompt written notice to the Administrative Agent, prior to the effective date thereof, of any proposed changes in the

-109- Investment Policy; (vii) complying in all material respects with all Applicable Laws with respect to it, its business and properties and all Transferred Loans and the Related Property, Collections and Loan Documents with respect thereto or any part thereof; (viii) from time to time, but not less frequently than monthly, reviewing each Transferred Loan and assigning a Risk Rating thereto in accordance with the Investment Policy based on the characteristics and performance of such Transferred Loan as of the time of such review; (ix) preserving and maintaining its existence, rights, licenses, franchises and privileges as a limited liability company in the jurisdiction of its organization, and qualifying and remaining qualified in good standing as a foreign limited liability company and qualifying to and remaining authorized and licensed to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Borrower, the Administrative Agent, the Lenders, each Hedge Counterparty and the Collateral Custodian) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Borrower, the Administrative Agent, the Lenders, each Hedge Counterparty and the Collateral Custodian in the Transferred Loans, (B) the collectability of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder; (x) notifying the Borrower, each Managing Agent and the Administrative Agent of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or is threatened in writing to be (1) asserted by an Obligor with respect to any Transferred Loan; or (2) reasonably expected to have a Material Adverse Effect; (xi) [reserved]; (xii) maintaining the first priority, perfected security interest of the Administrative Agent, as agent for the Secured Parties, in the Collateral; (xiii) so long as the Borrower or one of its Affiliates is the Servicer and to the extent that such Loan Files are not held by the Collateral Custodian, whether at the Custody Facilities or otherwise, maintaining the Loan File(s) with respect to Loans included as part of the Collateral; provided that upon the occurrence and during the continuance of an Event of Default the Administrative Agent may request the Loan File(s) to be sent to the Administrative Agent or its designee; and (xiv) so long as the Borrower or one of its Affiliates is the Servicer, to the extent that such Loan Files are not held by the Collateral Custodian, whether at the Custody Facilities or otherwise, with respect to each Loan included as part of the Collateral, making the Loan File available for inspection by the Administrative Agent, upon reasonable advance notice, at the offices of the Servicer during normal business hours.

-110- (c) The Borrower and Servicer hereby acknowledge that the Secured Parties, the Administrative Agent and the Collateral Custodian shall not have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder. (d) In performing its duties, the Servicer shall perform its obligations in accordance with Applicable Law, the terms of this Agreement, the other Transaction Documents, all customary and usual servicing practices for loans like the Loan and, to the extent consistent with the foregoing, with commercially reasonable care (i) using a similar degree of care, skill and attention as it employs with respect to similar collateral that it manages for itself and its Affiliates having similar investment objectives and restrictions and (ii) in a manner consistent with customary standards, policies and procedures followed by institutional managers of national standing relating to assets of the nature and character of the Loans (the “Servicing Standard”). (e) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent or the Secured Parties of their rights hereunder (including, but not limited to, the delivery of a notice of the termination of the Servicer pursuant to Section 7.19), shall not release the Servicer, the Collateral Custodian or the Borrower from any of their duties or responsibilities with respect to the Collateral except to the extent provided in Section 7.19. The Secured Parties, the Administrative Agent and the Successor Servicer shall not have any obligation or liability with respect to any Collateral, other than to use commercially reasonable care in the custody and preservation of collateral in such party’s possession, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder (other than the Successor Servicer, if it is the successor Servicer appointed by Administrative Agent pursuant to Section 7.19 and subject to Section 7.19). (f) Any payment by an Obligor in respect of any Indebtedness owed by it to the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract (including by the Loan Documents) or law and unless otherwise instructed by the Administrative Agent, be applied as a collection of a payment by such Obligor (starting with the oldest such outstanding payment due) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor. (g) It is hereby acknowledged and agreed that, in addition to acting in its capacity as Servicer pursuant to the terms of this Agreement, the Servicer may engage in other business and render other services outside the scope of its capacity as Servicer (including acting as a lender with respect to Loan Documents). It is hereby further acknowledged and agreed that such other activities shall in no way whatsoever alter, amend or modify any of the Servicer’s rights, duties or obligations under the Transaction Documents (including, without limitation, its duty to comply in all material respects with the Investment Policy). Section 7.3. Authorization of the Servicer. (a) Each of the Borrower, each Managing Agent, on behalf of itself and the related Lenders, the Administrative Agent and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the pledge of the Transferred Loans to the Administrative Agent, the Lenders, each Hedge

-111- Counterparty, and the Collateral Custodian, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing payment thereof, to the same extent as Trinity or the Fund could have done if it had continued to own such Loan; provided, however, that the Servicer may not execute any document in the name of, or which imposes any direct obligation on, the Administrative Agent, any Managing Agent, any Lender or any Hedge Counterparty. The Borrower shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectability of the Transferred Loans. In no event shall the Servicer be entitled to make the any Lender, any Managing Agent, any Hedge Counterparty, the Collateral Custodian or the Administrative Agent a party to any litigation without such party’s express prior written consent, or to make the Borrower a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent’s consent. (b) After an Event of Default has occurred and is continuing, at the Administrative Agent’s direction, the Servicer shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Transferred Loans; provided, however, that the Administrative Agent may, at any time that an Event of Default has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the assignment of such Transferred Loans to the Administrative Agent and direct that payments of all amounts due or to become due to the Borrower thereunder be made directly to the Administrative Agent or any servicer, collection agent or lock-box or other account designated by the Administrative Agent and, upon such notification and at the expense of the Borrower, the Administrative Agent may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof. The Administrative Agent shall give written notice to any Successor Servicer of the Administrative Agent’s actions or directions pursuant to this Section 7.3(b), and no Successor Servicer shall take any actions pursuant to this Section 7.3(b) that are outside of the Investment Policy. Section 7.4. Collection of Payments. (a) Collection Efforts, Modification of Loans. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Transferred Loans as and when the same become due, and will follow collection procedures which are consistent with the Investment Policy and the Servicing Standard. The Servicer may not waive, modify or otherwise vary any provision of a Transferred Loan, except as may be in accordance with the provisions of the Investment Policy and the Servicing Standard, including the waiver of any late payment charge or any other fees that may be collected in the ordinary course of servicing any Loan included in the Collateral. (b) Acceleration. The Servicer shall accelerate the maturity of all or any Scheduled

-112- Payments under any Transferred Loan under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Loan becomes a Defaulted Loan or such earlier or later time as is consistent with the Investment Policy and the Servicing Standard. (c) Taxes and other Amounts. To the extent provided for in any Transferred Loan, the Servicer will use its commercially reasonable efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Transferred Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due. (d) Payments to Master Collection Account or Collection Account. On or before the Effective Date and thereafter on or before the related Purchase Date, the Servicer shall have instructed all Obligors to make all payments in respect of Loans included in the Collateral to the Master Collection Account or the Collection Account. (e) Establishment of the Collection Account, the Master Collection Account and the Operating Account. The Borrower, or the Servicer on its behalf, shall cause to be established before the Effective Date, and maintained in the name of the Borrower, with KeyBank, for the purpose of receiving Collections from the Collateral (including by sweeps from the Master Collection Account pursuant to this Agreement), which shall be pledged on a first priority basis to the Administrative Agent, as agent for the Secured Parties, and, subject to Section 5.1(qq), subject to an Account Control Agreement (including any successor account, the “Collection Account”). The account number with respect to the Collection Account shall be set forth on Schedule VIII, as updated from time to time with the prior written consent of the Administrative Agent. The Borrower and the Servicer shall, and shall cause Trinity to, from time to time deposit into the Collection Account, promptly upon receipt thereof, all Collections received by the Borrower, the Servicer or Trinity. All amounts deposited from time to time in the Collection Account pursuant to this Agreement shall be held as part of the Collateral and shall be applied to the purposes herein provided. Other than for the time period permitted pursuant to Section 5.1(qq), the Administrative Agent shall at all times have “control” within the meaning of the applicable UCC over the Collection Account. Trinity has established, and the Borrower and the Servicer shall cause Trinity to maintain, in the name of Trinity, with KeyBank, an account solely for the purpose of receiving Collections from the Collateral as well as collections from any other Loans owned by Trinity for its own account or serviced by Trinity for the account of its Affiliates (including any successor account, the “Master Collection Account”). The account number with respect to the Master Collection Account shall be set forth on Schedule VIII, as updated from time to time with the prior written consent of the Administrative Agent. The Borrower and the Servicer shall, or shall cause Trinity to, sweep all Collections on deposit in the Master Collection Account from the Master Collection Account to the Collection Account within two Business Days of deposit in the Master Collection Account. All Collections deposited from time to time in the Master Collection Account pursuant to this Agreement shall be held in trust by Trinity (and the Borrower and the Servicer shall cause Trinity to hold such Collections in trust), for the benefit of the Administrative Agent, and shall be applied to the purposes herein provided. Notwithstanding the foregoing, the parties hereby acknowledge that amounts held in the Master Collection Account may represent the assets of separate entities (including TrinCap Funding, LLC, i40 Funding, LLC, Trinity and the

-113- Borrower). For the avoidance of doubt, cash attributable to collections on Loans owned by TrinCap Funding, LLC, i40 Funding, LLC or Trinity, which is held in the Master Collection Account from time to time, does not represent Collateral hereunder, and cash attributable to Collections on Loans owned by the Borrower, which is held in the Master Collection Account from time to time, does not represent collateral under the Credit Agreement, dated as of October 27, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “TrinCap Funding Credit Agreement”), among TrinCap Funding, LLC, as the borrower, Trinity Capital Inc., as the servicer, the financial institutions from time to time party thereto, as lenders, KeyBank National Association, as the administrative agent and syndication agent and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as the collateral custodian or under the Credit Agreement, dated as of April 13, 2023, among i40 Funding, LLC, as the borrower, Trinity Capital Inc., as the servicer, the financial institutions from time to time party thereto, as lenders, KeyBank National Association, as the administrative agent and syndication agent and Computershare Trust Company, N.A., as the collateral custodian, as amended, restated, amended and restated, supplemented or otherwise modified from time to time. The Borrower, or the Servicer on its behalf, shall cause to be established before the Effective Date, and maintained in the name of the Borrower, with KeyBank, an account for the purpose of receiving the proceeds of Advances, which shall be pledged on a first priority basis to the Administrative Agent, as agent for the Secured Parties, and, subject to Section 5.1(qq), subject to an Account Control Agreement (including any successor account, the “Operating Account”). The account number with respect to the Operating Account shall be set forth on Schedule VIII, as updated from time to time with the prior written consent of the Administrative Agent. Other than for the the time period permitted pursuant to Section 5.1(qq), the Administrative Agent shall at all times have “control” within the meaning of the applicable UCC over the Operating Account. (f) Adjustments. If (i) the Borrower or the Servicer makes a deposit into the Collection Account in respect of a Collection of a Loan in the Collateral and such Collection was received by the Borrower or the Servicer in the form of a check that is not honored for any reason or (ii) the Borrower or the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Borrower or the Servicer may withdraw such funds from the Collection Account and/or shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake, and in either case shall promptly notify the Administrative Agent thereof and deliver to the Administrative Agent such information or documentation evidencing the same as it may reasonably request. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. (g) Delivery of Collections. The Servicer agrees to hold in trust, and to cause Trinity to hold in trust, for the benefit of the Administrative Agent, and cause the delivery (including by causing Trinity to deliver) to the Master Collection Account or the Collection Account promptly (but in no event later than two (2) Business Days after receipt), all Collections received by the Servicer or Trinity in respect of the Loans that are part of the Collateral. Section 7.5. Servicer Advances. For each Settlement Period, if the Servicer determines that any Scheduled Payment (or portion thereof) that was due and payable pursuant to a Loan

-114- included in the Collateral during such Settlement Period was not received prior to the end of such Settlement Period, the Servicer may, but shall not be obligated to, make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof) to the extent that the Servicer reasonably determines, in accordance with the Servicing Standard, that it expects to be reimbursed for such advance, and in addition, if on any Payment Date there are not sufficient funds on deposit in the Collection Account to pay accrued Interest on any Advance for the related Settlement Period, the Servicer may, but shall not be obligated to, make an advance in the amount necessary to pay such Interest (in either case, any such advance, a “Servicer Advance”). The foregoing is not intended to be an authorization of such action by Borrower, but instead is intended to be a consent to such action by the Administrative Agent, the Managing Agents and the Lenders. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (New York City time) on the last day of the related Settlement Period, in immediately available funds. Section 7.6. Realization Upon Defaulted Loans. The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Defaulted Loan and will act as sales and processing agent for Related Property it repossesses. The Servicer will follow the practices and procedures set forth in the Investment Policy and consistent with the Servicing Standard in order to realize upon such Related Property. The Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Defaulted Loan. The Borrower shall reimburse the Servicer for any reasonable out-of-pocket fees and expenses incurred by the Servicer and paid to any third-party under this Section 7.6 in accordance with Section 2.8. Section 7.7. [Reserved]. Section 7.8. Representations and Warranties of the Servicer. The Servicer represents and warrants to each of the Secured Parties on and as of the Effective Date, each Funding Date and the last day of each Settlement Period (and, in respect of clause (l) below, each date such information is provided by or on behalf of it), as follows: (a) Organization and Good Standing. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite limited liability company power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement. (b) Due Qualification. The Servicer is qualified to do business as a limited liability company, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a Material Adverse Effect. The Servicer is

-115- qualified to do business as a limited liability company, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have a Material Adverse Effect on its ability to perform hereunder. (c) Power and Authority. The Servicer’s chief place of business, its chief executive office and the office in which the Servicer maintains its books and records are located in the State of Arizona. The Servicer’s registered office and the jurisdiction of organization of the Servicer is the jurisdiction referred to in Section 7.8(a). (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) violate, result in any breach of any of the terms or provisions of, or constitute a default under, the organizational documents of the Servicer, or any Contractual Obligation to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such Contractual Obligation (other than this Agreement), or (iii) violate any Applicable Law. (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder. (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity). (g) No Proceedings. There are no proceedings or investigations pending or threatened against the Servicer or any of its Affiliates, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) have a Material Adverse Effect. (h) Financial Statements. The Servicer has heretofore delivered to the Administrative Agent (x) the audited consolidated financial statements of Trinity and its Subsidiaries and the Servicer and its Subsidiaries, in each case, as of and for the fiscal year ending December 31, 2023 and (y) the unaudited interim consolidated financial statements of Trinity and its Subsidiaries and the Servicer and its Subsidiaries, in each case, for the most recent fiscal quarter then ended and which are available on the Effective Date. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations of Trinity and its Subsidiaries and the Servicer and its Subsidiaries, respectively, as of such date and for such period in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes. None of Trinity or any of its Subsidiaries or the Servicer or any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or

-116- unrealized or anticipated losses from any unfavorable commitments not reflected in the financial statements referred to above. (i) [Reserved]. Sanctions; Anti-Corruption. (i) None of the Servicer, Trinity, or any of their respective Subsidiaries or, to the knowledge of the Servicer, any director, officer, employee or Affiliate of the Servicer, Trinity, or any of their respective Subsidiaries, is an individual or entity (“person”) that is, or is owned or controlled by persons that are: (A) the subject or target of any Sanctions, or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, Crimea, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic, Cuba, Iran and North Korea). (ii) The Servicer, Trinity, each of their respective Subsidiaries and each of their respective directors, officers and employees and, to the knowledge of the Servicer, the agents of each of the Servicer, Trinity, and each of their respective Subsidiaries, are in compliance with all applicable Sanctions and with the FCPA and any other applicable anti-corruption law, in all material respects. The Servicer, Trinity and each of their respective Subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws. (j) Compliance with Laws and Agreements. The Servicer is in compliance with Applicable Law and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Servicer is not subject to any contract or other arrangement, the performance of which by the Servicer could reasonably be expected to result in a Material Adverse Effect. Without limiting the foregoing, (x) to the extent applicable, the Servicer is in compliance in all material respects with all Subject Laws, and (y) the Servicer has adopted internal controls and procedures designed to ensure its continued compliance in all material respects with the applicable provisions of the Subject Laws and to the extent applicable, will adopt procedures consistent in all material respects with the USA PATRIOT Act and implementing regulations. (k) Disclosure. The Servicer has disclosed to the Administrative Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. (l) Reports Accurate. All Servicer Certificates, Monthly Reports, Borrowing Base Certificates, information, exhibits, financial statements, certificates, documents, books, Servicer Records or other reports furnished or to be furnished by the Servicer to the Administrative Agent, the Collateral Custodian, any Managing Agent or any Lender in connection with this Agreement or any other Transaction Document, or in connection with the negotiation thereof, are and will be accurate, true and correct in all material respects. As of the Effective Date and each Funding Date thereafter (and in the case of clause (ii), as of the date of each Monthly Report), (i) each Transferred Loan referenced on the related Borrower Notice and included in the Borrowing Base is an Eligible Loan on such date and (ii) each Transferred Loan listed as an Eligible Loan in each Monthly Report was an Eligible Loan on such date.

-117- (m) Location of Records. The Servicer’s chief place of business and its chief executive office and the office in which the Servicer maintains its books and records is located at 1 N. 1st St., Suite 302, Phoenix, AZ 85004. (n) ERISA. Neither the Servicer nor any ERISA Affiliate has, or during the past five years had, any liability or obligation with respect to any Single-Employer Plan or Multiemployer Plan. (o) Taxes. The Servicer has filed all federal and material state income tax returns and all other material tax returns which are required to be filed by it, if any, and has paid all material taxes shown to be due and payable on such returns, if any, or pursuant to any assessment received by any such Person, other than any such taxes, assessments or charges that are being contested in good faith by appropriate proceedings and for which appropriate reserves in accordance with GAAP have been established. (p) Solvency. The Servicer is not the subject of any Insolvency Proceedings or Insolvency Event. After giving effect to the transactions under the Transaction Documents the Servicer shall be Solvent. (q) Tax Status. For U.S. federal income tax purposes Trinity is a RIC. Section 7.9. Covenants of the Servicer. The Servicer hereby covenants that: (a) Compliance with Law. The Servicer will comply in all material respects with all Applicable Laws, including those with respect to the Transferred Loans and Related Property and Loan Documents or any part thereof. In addition, the Servicer will comply with all indentures, agreements and other instruments to which it is a party, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Servicer shall comply with the terms and conditions of each Transaction Document to which it is a party. (b) Preservation of Existence. The Servicer will preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to maintain such existence, rights, franchises, privileges and qualification has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Obligations with Respect to Loans. The Servicer shall not intentionally impair the rights of the Borrower or the Administrative Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Collateral. (d) Preservation of Security Interest. The Servicer on behalf of the Borrower will execute and file (or cause the execution and filing of) such financing and continuation statements and any other documents that may be required by any law or regulation of any Governmental Authority to preserve and protect fully the first-priority perfected interest of the Administrative Agent, as agent for the Secured Parties, in, to and under the Collateral. The Servicer shall

-118- promptly take, at the Borrower’s expense, such further action necessary to establish and protect the rights, interests and remedies created or intended to be created under this Agreement in favor of the Secured Parties in the Collateral, including all actions which are necessary to (x) enable the Secured Parties to enforce their rights and remedies under this Agreement and the other Transaction Documents, and (y) effectuate the intent and purpose of, and to carry out the terms of, the Transaction Documents. In addition, the Servicer will take such reasonable action from time to time as shall be necessary to ensure that all assets of the Borrower constitute “Collateral” hereunder. (e) Fiscal Year. The Servicer shall not, and shall not permit Trinity to, change its fiscal year or method of accounting without providing the Borrower and the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including pro forma financial statements demonstrating the impact of such change. (f) Change of Name or Jurisdiction; Records. The Servicer (i) shall not change its name or jurisdiction of formation, without 30 days’ prior written notice to the Borrower and the Administrative Agent, and (ii) shall not move, or consent to the Collateral Custodian moving, any original Loan Documents relating to the Transferred Loans without 30 days’ prior written notice to the Borrower and the Administrative Agent and, in either case, will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent, as agent for the Secured Parties, on all Collateral, and such other actions as the Administrative Agent may reasonably request, including but not limited to delivery of an Opinion of Counsel. (g) Investment Policy. The Servicer (i) will comply in all material respects with the Investment Policy in regard to each Loan and the Related Property included in the Collateral, and in regard to compliance with Loan Documents, including determinations with respect to the enforcement of the Borrower’s rights thereunder, (ii) will not agree to or otherwise permit to occur any material adverse change in the Investment Policy without the prior written consent of the Administrative Agent (in its sole discretion); provided that if the Servicer does not receive a consent (either positive or negative) from the Administrative Agent within thirty (30) Business Days of the Administrative Agent’s receipt of any proposed material adverse changes in the Investment Policy pursuant to clause (iii) below, the Administrative Agent shall be deemed to have consented to the relevant action, and (iii) will furnish to the Administrative Agent and each Managing Agent, at least ten (10) Business Days prior to its proposed effective date, prompt notice of any proposed material changes in the Investment Policy. (h) Significant Events. The Servicer will furnish to the Administrative Agent and each Managing Agent, as soon as possible and in any event within two (2) Business Days after a Responsible Officer becomes aware of the occurrence of each Event of Default, each Unmatured Event of Default and each Servicer Termination Event, a written statement, signed by a Responsible Officer, setting forth the details of such event and the action that the Servicer proposes to take with respect thereto. (i) Extension or Amendment of Loans. The Servicer will not, except as otherwise permitted in Section 7.4(a), extend, amend or otherwise modify the terms of any Transferred Loan.

-119- (j) Other. The Servicer will furnish to the Borrower, any Managing Agent and the Administrative Agent such other information, documents records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise, of the Servicer and Trinity, as the Borrower, such Managing Agent or the Administrative Agent may from time to time reasonably request in order to protect the respective interests of the Borrower, such Managing Agent, the Administrative Agent or the Secured Parties under or as contemplated by this Agreement. (k) Appointment of Independent Manager. The Servicer shall notify the Administrative Agent of any decision to appoint a new manager of the Borrower as the “Independent Manager” for purposes of this Agreement, such notice to be issued not less than ten (10) days prior to the effective date of such appointment and certify in such notice that the designated Person satisfies the criteria set forth in the definition herein of “Independent Manager”. (l) Restrictive Agreements. The Servicer shall not enter into or suffer to exist or become effective any agreement that prohibits, limits or imposes any condition upon its ability to perform its obligations under the Transaction Documents. (m) Taxes. The Servicer (i) will at all times continue to be treated as a U.S. Person for U.S. federal income tax purposes and (ii) will timely file or cause to be timely filed (taking into account valid extensions of the time for filing) all federal and material state Tax returns required to be filed by it and will timely pay all federal and material state Taxes due (including all federal and material state Taxes on the income and gain of the Servicer), except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP. (n) Proceedings. The Servicer will furnish to the Administrative Agent, as soon as possible and in any event within five (5) Business Days after the Servicer receives notice or obtains knowledge thereof or the request of the Administrative Agent, notice of any settlement of, material judgment in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Fund, the Servicer or any of their Affiliates. (o) Required Notices. The Servicer will furnish to the Administrative Agent and the Collateral Custodian (1) promptly upon becoming aware thereof (and in any event within two (2) Business Days), notice of (x) any Change of Control or (y) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect and (2) promptly upon becoming aware thereof, any failure of the Borrowing Base Test to be satisfied. The Administrative Agent will furnish copies of any such notice to the Lenders within two (2) Business Days of receipt thereof. (p) Activities of the Servicer. The Servicer shall not engage in any business or activity of any kind, other than as contemplated hereunder in its capacity as Servicer hereunder and the businesses engaged in on the date hereof, including originating or acquiring Loans the Obligors of

-120- which are growth stage companies in the United States, and businesses reasonably related, complementary or incidental thereto in accordance with the Investment Policy. The Servicer shall not suspend or go out of a substantial portion of its business. Notwithstanding the foregoing, the Servicer shall not be prohibited from engaging in the business of providing any kind of financial services or acquiring or originating debt or equity investments in any geographical jurisdiction. (q) Mergers, Acquisition, Sales, etc. The Servicer shall not enter into any transaction of merger or consolidation where the Servicer is not the surviving entity, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or be acquired by any Person, or convey, sell, loan or otherwise dispose of all or substantially all of its property or business without first obtaining the consent of the Administrative Agent. (r) Changes in Payment Instructions to Obligors and Master Collection Account. The Servicer will not (and will not permit Trinity to) make any change in its instructions to any relevant administrative agent or Obligor, as applicable, regarding payments to be made with respect to the Collateral to the Master Collection Account or the Collection Account unless the Administrative Agent has consented to such change. The Servicer will not (and will not permit Trinity to) create, or participate in the creation of, or permit to exist, any Lien on the Master Collection Account other than Master Collection Account Liens. The Servicer shall, or shall cause Trinity to, sweep all Collections on deposit in the Master Collection Account from the Master Collection Account to the Collection Account within two Business Days of deposit in the Master Collection Account, and the Servicer shall, and shall cause Trinity to, at all times have the ability to identify and segregate substantially all of the Collections from other funds on deposit in the Master Collection Account. (s) [Reserved]. (t) [Reserved]. (u) [Reserved]. Sanctions; Anti-Corruption Laws. The Servicer will maintain, and cause Trinity to maintain, in effect policies and procedures designed to promote compliance by the Servicer, Trinity, and their respective Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws. The Servicer will not, and will not permit Trinity to, directly or indirectly, use the proceeds of the Advances, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any other applicable anti-corruption law, or (ii) (A) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (B) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Advances, whether as Administrative Agent, Lender, Collateral Custodian, underwriter, advisor, investor, or otherwise). (v) Enforcement. The Servicer shall not take any action, and will use commercially reasonable efforts not to permit any action to be taken by others, that would release any Person from any of such Person’s material covenants or obligations under any instrument included in the Collateral, except in the case of (i) repayment of Transferred Loans, (ii) subject to the terms of this

-121- Agreement, (A) amendments to Loan Documents that govern Ineligible Loans, (B) amendments to Transferred Loans in accordance with the Investment Policy, and (C) actions taken in connection with the work-out or restructuring of any Transferred Loan in accordance with the provisions hereof, and (iii) other actions by the Servicer to the extent not prohibited by this Agreement or as otherwise required hereby. (w) RSA and Fund Financial Covenants. The Servicer shall at all times maintain in full force and effect the Resource Sharing Agreement, dated as of June 28, 2024, between the Servicer and Trinity, and shall not permit the same to be amended, restated, supplemented or otherwise modified in any manner materially adverse to the Servicer, the Borrower, the Administrative Agent or the Lenders, without the prior written consent of the Administrative Agent. (i) As of the last day of each fiscal quarter of the Fund, the Servicer shall not permit the sum of (x) the aggregate amount of unencumbered cash and cash equivalents of the Fund plus (y) the Availability hereunder (determined on a pro forma basis, including newly acquired Eligible Loans, and, solely for purposes of this clause (y), Maximum Availability in clause (i) of the definition of “Availability” shall be calculated without giving effect to clause (i) of the definition of “Maximum Availability”) plus (z) the aggregate amounts available to be drawn under any other committed capital facilities of the Fund (including the aggregate available amount of any uncalled capital commitments of the Fund) to be less than or equal to the sum of (1) the product of (A) the applicable Advance Rate and (B) the aggregate combined Outstanding Loan Balances of all Eligible Loans that are owed by the ObligorsObligor that is the Obligor with respect to the largest percentage of the Aggregate Outstanding Loan Balance plus (2) the product of (A) the applicable Advance Rate and (B) the aggregate combined Outstanding Loan Balances of all Eligible Loans that are owed by the ObligorsObligor that is the Obligor with respect to the twosecond largest percentagespercentage of the Aggregate Outstanding Loan Balance. (ii) As of the last day of the first fiscal quarter of the Fund that occurs on or after the one year anniversary of the Effective Date, and as of the last day of each fiscal quarter of the Fund thereafter occurring during the Revolving Period, the Servicer shall not permit the Fund to have a Tangible Net Worth of less than $30,000,000. Section 7.10. Payment of Certain Expenses by Servicer. (a) The Servicer, so long as it is an Affiliate of the Borrower, will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of legal counsel and independent accountants, Taxes imposed on the Servicer (with respect to income earned under this Agreement), expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Borrower, except that reasonable out-of-pocket fees and expenses paid by the Servicer to Persons that are not Affiliates of the Servicer or the Borrower, for (i) accounting and auditing functions with respect to the servicing of the Transferred Loans in accordance with this Agreement, and (ii) legal, appraisal and other professional services in connection with work outs or the enforcement of the Borrower’s rights and remedies with respect to the Transferred Loans in accordance with this Agreement, in each case to the extent not paid by an Obligor or recovered from the collateral securing such Transferred Loans, shall be reimbursed to the Servicer by the

-122- Borrower, in accordance with Section 2.8 or out of funds otherwise available for general corporate purposes. In consideration for the payment by the Borrower of the Servicing Fee, the Servicer (until such time as the Servicer shall receive a Termination Notice) will be required to pay (and in the case of the Master Collection Account, cause Trinity to pay) all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the Master Collection Account, the Collection Account and the Operating Account. The Servicer shall be required to pay (and in the case of the Master Collection Account, cause Trinity to pay) such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee. In the event that the bank or trust company where the Master Collection Account, the Collection Account or the Operating Account is maintained debits the Master Collection Account, the Collection Account or the Operating Account for any such fees and expenses owing in connection with the maintenance of the Master Collection Account, the Collection Account or the Operating Account, the Servicer shall be required to (and in the case of the Master Collection Account, shall cause Trinity to) promptly deposit the amount of any such fees and expenses that have been debited from (x) the Master Collection Account into the Master Collection Account, (y) the Collection Account into the Collection Account and (z) the Operating Account into the Operating Account. (b) The Borrower will be required to pay, in accordance with Section 2.8 or out of funds otherwise available for general corporate purposes, the Collateral Custodian Fees and Expenses and all fees and expenses incurred by the Administrative Agent, any Managing Agent or any Lender in connection with the transactions and activities contemplated by this Agreement, including reasonable fees and disbursements of legal counsel and independent accountants. For the avoidance of doubt, the Borrower shall reimburse the Collateral Custodian for all reasonable expenses, disbursements and advances incurred or made by the Collateral Custodian in accordance with any provision of this Agreement or the other Transaction Documents or in the enforcement of any provision hereof or in the other Transaction Documents, and all such amounts and the Collateral Custodian Fees and Expenses shall be payable in accordance with the provisions of Section 2.8 hereof, provided, however, that to the extent such amounts are not promptly paid pursuant to Section 2.8 hereof such amounts shall remain recourse obligations of the Borrower due and owing to the Collateral Custodian. Section 7.11. Reports. (a) Monthly Report. With respect to each Reporting Date and the related Settlement Period, the Servicer will provide to the Borrower, each Managing Agent, the Administrative Agent and the Collateral Custodian, on the related Reporting Date, a monthly statement (a “Monthly Report”) signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit D, including (i) an electronic file containing an updated Loan List, supporting calculations (including with respect to the Interest Spread Test, the Rolling Six Month Default Ratio Test and the Rolling Six Month Delinquency Ratio Test) and the portfolio report required under Section 7.11(f) and (ii) the amounts for disbursements pursuant to Section 2.8. (b) Servicer’s Certificate. Together with each Monthly Report, the Servicer shall submit to the Borrower, each Managing Agent and the Administrative Agent a certificate (a “Servicer’s Certificate”), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E, which may be incorporated in the Monthly Report.

-123- (c) Annual Reporting. The Servicer shall deliver (and if the Servicer fails to deliver the Borrower shall deliver) to the Administrative Agent for distribution to each Lender: (i) as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Servicer, Trinity and the Fund, (x) consolidated financial statements of each of the Servicer, Trinity and the Fund as at the end of such fiscal year, in each case audited by independent certified public accountants of nationally recognized standing or reasonably acceptable to Administrative Agent and certified, without any qualifications (including any (I) “going concern” or like qualification or exception, (II) qualification or exception as to the scope of such audit or (III) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management, in each case, as at the end of such year and the related statements of income and retained earnings for such year, setting forth in each case in comparative form the figures for the previous year or predecessor period, as applicable) and (y) a covenant compliance certificate, in form and detail reasonably acceptable to the Administrative Agent, (1) summarizing compliance with each of the covenants of Section 7.9(w) and (2) demonstrating that no Servicer Termination Event has occurred under clause (xv), (xvi) or (xvii) of Section 7.18, in each case, as of the last day of the fourth fiscal quarter of each fiscal year of the Servicer, Trinity and the Fund and underlying calculations, in each case, certified by a Responsible Officer of each of the Servicer and the Fund as being fairly stated in all material respects; (ii) as soon as available, but in any event not later than (x) forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and one hundred twenty (120) days after the end of the fourth fiscal quarter of each fiscal year of the Borrower and (y) forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Servicer, Trinity and the Fund, (I) the unaudited balance sheets of each of the Borrower, the Servicer, Trinity and the Fund as at the end of such quarter and the related unaudited statements of income and retained earnings of each of the Borrower, the Servicer, Trinity and the Fund for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year (or predecessor period, as applicable) and (II) a covenant compliance certificate, in form and detail reasonably acceptable to the Administrative Agent, (1) summarizing compliance with each of the covenants of Section 7.9(w) and (2) demonstrating that no Servicer Termination Event has occurred under clause (xv), (xvi) or (xvii) of Section 7.18, in each case, as of the last day of each of the first three fiscal quarters of each fiscal year of the Servicer, Trinity and the Fund and underlying calculations, in each case, certified by a Responsible Officer of each of the Servicer and the Fund as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

-124- (iii) all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). (d) Amendments to Loan Documents. Within five (5) Business Days following its effective date, a copy of any material amendment, restatement, supplement, waiver or other modification to any Loan Document of any Transferred Loan, together with any documentation prepared by the Borrower or the Servicer in connection with such document. (e) Borrowing Base Certificate. On each Reporting Date, Funding Date, on the date of each Discretionary Sale under Section 2.14 and on any other date requested by the Administrative Agent in its sole discretion (upon no less than ten (10) Business Days’ notice), the Servicer shall deliver to the Borrower, each Managing Agent and the Administrative Agent a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of such date and including an electronic file supporting such calculations, similar to the electronic file required to be delivered pursuant to clause (g) below, as well as any investment committee memos (or any updates to investment committee memos) with respect to Transferred Loans that have not been previously provided to the Administrative Agent. (f) Portfolio Reports. On each Reporting Date and on any other date requested by the Administrative Agent in its sole discretion (upon no less than ten (10) Business Days’ notice), the Servicer shall deliver to each Managing Agent and the Administrative Agent, a report (including an electronic file) describing the status of non-performing Transferred Loans, Transferred Loans that have been subject of a Material Modification, watch-listed Transferred Loans and Restructured Loans, in form and substance reasonably satisfactory to the Administrative Agent. (g) Electronic Loan File. On each Reporting Date and on any other date requested by the Administrative Agent in its sole discretion (upon no less than ten (10) Business Days’ notice), the Servicer shall deliver to each Managing Agent and the Administrative Agent, an electronic file containing detailed information on each Transferred Loan and Obligors and supporting calculations of Eligible Loans and the Excess Concentration Amount, in form and content reasonably acceptable to the Administrative Agent. (h) Fair Value Reports. On each Reporting Date following the end of a fiscal quarter, any Fair Value reports in respect of Eligible Loans prepared by the Servicer’s or Trinity’s board of directors or any independent valuation firm for such fiscal quarter. (i) Other Information. Promptly upon request, such other information, documents, records or reports respecting the Transferred Loans or the condition or operations, financial or otherwise, of the Servicer, Trinity, the Fund or the Borrower as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or the Secured Parties under or as contemplated by this Agreement. (j) Scope of Reports. All reports and financial statements provided by the Servicer, the

-125- Fund or the Borrower hereunder shall be in form and scope reasonably acceptable to the Administrative Agent, including a comparison to the prior comparable period; provided that reports delivered in the form attached as an Exhibit to this Agreement shall be deemed to be acceptable to the Administrative Agent. Section 7.12. [Reserved]. Section 7.13. Limitation on Liability of the Servicer. Except as provided herein, neither the Servicer (including any Successor Servicer) nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Borrower, the Administrative Agent, the Lenders or any other Person for any action taken or for refraining from the taking of any action unless expressly provided for in this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of (i) its breach of any representation, warranty or covenant set forth in this Agreement or any other Transaction Document, (ii) its fraud, willful misfeasance, bad faith or negligence in the performance of duties or by reason of its willful misconduct hereunder, or (iii) any obligation to indemnify the Indemnified Parties in accordance with the provisions of Section 9.2. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Transferred Loans in accordance with this Agreement that in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Transferred Loans and the Related Property that it may reasonably deem necessary or appropriate for the benefit of the Borrower and the Secured Parties with respect to this Agreement and the rights and duties of the parties hereto and the respective interests of the Borrower and the Secured Parties hereunder. Section 7.14. The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon its determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that it could take to make the performance of its duties hereunder permissible under Applicable Law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Borrower and the Administrative Agent. To the extent permissible and in accordance with Applicable Law, no such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with the terms of this Agreement. Section 7.15. Access to Certain Documentation and Information Regarding the Loans. The Borrower or the Servicer, as applicable, shall (and, to the extent applicable, shall cause the Fund to) provide to the Administrative Agent access to the Loan Documents and all other documentation regarding the Loans included as part of the Collateral and the Related Property, such access being afforded without charge but only (i) upon reasonable prior notice, (ii) during normal business hours and (iii) subject to the Servicer’s normal security and confidentiality procedures. From and after (x) the Effective Date and periodically thereafter at the discretion of the Administrative Agent (but in no event, except as provided under the following clause (y), more than once per calendar year), the Administrative Agent, on behalf of and with the input of each

-126- Managing Agent, and its representatives, examiners, auditors or consultants, may review the Borrower’s and the Servicer’s collection and administration of the Loans in order to assess compliance by the Servicer with the Servicer’s written policies and procedures, as well as with this Agreement and may conduct (or commission) an audit of the Transferred Loans, Loan Documents and Records in conjunction with such a review, which audit shall be reasonable in scope and shall be completed in a reasonable period of time and (y) the occurrence, and during the continuation of an Event of Default, the Administrative Agent may review the Servicer’s collection and administration of the Transferred Loans in order to assess compliance by the Servicer with the Servicer’s written policies and procedures, as well as with this Agreement, which review shall not be limited in scope or frequency, nor restricted in period. The Administrative Agent may also conduct an audit (as such term is used in clause (x) of this Section 7.15) of the Transferred Loans, Loan Documents and Records in conjunction with such a review. The Borrower shall bear the cost of such reviews and audits; provided that, other than in the case of the occurrence and during the continuation of an Event of Default, the Borrower shall not be required to bear such costs in excess of $40,000 in any twelve-month period. Section 7.16. [Reserved]. Section 7.17. Identification of Records. The Servicer shall (and shall cause the Fund to) clearly and unambiguously identify each Loan that is part of the Collateral and the Related Property in its computer or other records to reflect that the interest in such Loans and Related Property have been transferred to and are owned by the Borrower and that the Administrative Agent has the interest therein granted by the Borrower pursuant to this Agreement. Section 7.18. Servicer Termination Events. (a) If any one of the following events (a “Servicer Termination Event”) shall occur: (i) any failure by the Servicer to make (or to cause Trinity to make) any payment, transfer or deposit as required by this Agreement or any other Transaction Document and such failure shall continue for more than three (3) Business Days; or (ii) the occurrence of an Event of Default; or (iii) except as otherwise provided in this Section 7.18, any failure on the part of the Servicer duly to observe or perform any covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document to which it is a party as Servicer that continues unremedied for a period of thirty (30) days (to the extent such failure is capable of being remedied) after the first to occur of (A) the date on which written notice (which may be by email) of such failure requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or any Lender and (B) the date on which a Responsible Officer of the Servicer becomes aware thereof; provided, however, that breaches of Sections 7.9(b) through (d), (g) through (i), (l), (n) through (w), 7.11 and 7.21 shall not have any cure period and shall constitute Servicer Termination Events upon the breach of any such covenant or agreement; or (iv) the occurrence of an Insolvency Event with respect to the Servicer or any

-127- Affiliate of the Servicer; or (v) the Servicer or any Affiliate thereof (i) defaults in making any payment required to be made under any agreement for borrowed money in excess of $2,500,000 or any other material agreement to which it is a party and such default is not cured within the relevant cure period or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or any other material agreement, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be accelerated and become immediately due and payable (without regard to any subordination terms with respect thereto); or (vi) [reserved]; or (vii) any representation, warranty or certification made by the Servicer in this Agreement or any other Transaction Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Transaction Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of the time when the same shall have been made or deemed to have been made and the circumstances or conditions causing such representation, warranty or certification to be incorrect shall not have been remedied, eliminated or otherwise cured (to the extent capable of being remedied, eliminated or otherwise cured) for a period of thirty (30) days after the first to occur of (A) the date on which written notice (which may be by email) of such failure requiring the same to be remedied shall have been given to the Servicer by the Administrative Agent or any Lender and (B) the date on which a Responsible Officer of the Servicer becomes aware thereof; or (viii) any director, general partner, managing member, manager or senior officer of the Servicer is indicted for any felonious criminal offense related to the performance of its obligations under this Agreement or the other Transaction Documents or related to the Servicer’s business; or (ix) one or more acts (including any failure(s) to act) by the Servicer or any Affiliate thereof occurs that constitutes fraud, willful misconduct or a material violation of Applicable Laws (including securities laws) (as determined in a final, non-appealable adjudication by a court of competent jurisdiction); or (x) the Servicer’s business activities are suspended or terminated by a Governmental Authority; or (xi) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in

-128- the aggregate of $2,500,000 against the Servicer or any Affiliate of the Servicer (exclusive of judgment amounts fully covered by insurance), and the aforementioned parties shall not have either (x) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (y) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal, in each case, within thirty (30) days from the date of entry thereof or enforcement proceedings are commenced upon such judgment, decree or order; or (xii) any two of Michael Testa, Kyle Brown or Gerry Harder shall fail to provide active and material participation in the Servicer’s daily activities, including, but not limited to, general management, underwriting and credit approval process, and credit monitoring activities and such Persons are not replaced with other individuals satisfactory to the Administrative Agent in its sole discretion within 90 days; or (xiii) Trinity shall fail to take all actions necessary to maintain its qualification as a RIC or, after the Fund Conversion Date, the Fund shall fail to take all actions necessary to obtain, and thereafter maintain, its qualification as a RIC; or (xiv) Trinity shall fail to maintain its status as a “business development company” within the meaning of the 1940 Act or, after the Fund Conversion Date, the Fund shall fail to maintain its status as a “business development company” within the meaning of the 1940 Act; or (xv) as of the last day of any fiscal quarter of Trinity, Trinity shall fail to have a Tangible Net Worth in excess of the sum of (x) $500,000,000 plus (y) 75% of the net proceeds of sales of equity interests in Trinity following the Effective Date; or (xvi) as of the last day of any fiscal quarter of Trinity, Trinity’s “Asset Coverage Ratio”, as determined pursuant to the 1940 Act and any orders of the SEC issued to Trinity thereunder, does not equal or exceed the greater of (x) 150% and (y) the ratio permitted by the SEC under business development company regulatory requirements; or (xvii) the net income of Trinity, calculated in accordance with GAAP (excluding any unrealized gains or losses), is negative for any two consecutive fiscal quarters or any trailing twelve-month period; then, and in any such event, the Administrative Agent shall, at the request, or may with the consent, of the Required Lenders, by written notice to the Servicer (a “Termination Notice”), subject to the provisions of Section 7.19, either (i) terminate all of the rights and obligations of the Servicer as Servicer under this Agreement or (ii) terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and simultaneously reappoint the Servicer for a period not to exceed one month (subject to renewal at the sole discretion of the Administrative Agent, acting at the direction of the Required Lenders), at the expiration of which appointment the Servicer’s rights and obligations hereunder shall automatically terminate without further action on the part of any party hereto. In addition to the foregoing, the Administrative Agent may request the assignment of any agreement for services utilized by the Servicer in servicing the Transferred

-129- Loans, and the Servicer shall use commercially reasonable efforts to promptly comply or cause the compliance with such request. The Servicer shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Servicer. Section 7.19. Appointment of Successor Servicer. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 7.18, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Administrative Agent, to the Servicer in writing. Any Successor Servicer shall not (i) be responsible or liable for any past actions or omissions of the outgoing Servicer or (ii) be obligated to make Servicer Advances. The Administrative Agent may appoint a successor servicer to act as Servicer (in each such case, the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Administrative Agent. (b) Upon its appointment as Successor Servicer, the successor servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement, shall assume all Servicing Duties hereunder and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer shall be entitled, with the prior consent of the Administrative Agent, to appoint agents to provide some or all of its duties hereunder, provided that no such appointment shall relieve such Successor Servicer of the duties and obligations of the Successor Servicer pursuant to the terms hereof and that any such subcontract may be terminated upon the occurrence of a Servicer Termination Event. (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Servicer under this Agreement and shall pass to and be vested in the Successor Servicer, and, without limitation, the Successor Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Collateral. (d) If the Borrower’s security interest in the collateral (including a real estate mortgage if applicable) of a Transferred Loan is maintained by the Servicer or an Affiliate of the Servicer acting for the benefit of Borrower and other lenders with respect to the applicable Loan (whether as an administrative or collateral agent, a servicer or in any other capacity), upon the occurrence of any Servicer Termination Event hereunder, the Servicer shall take or shall cause such Affiliate of the Servicer to take, such reasonable measures as may be requested by the Administrative Agent hereunder to transfer its rights and obligations in connection therewith to a financial institution which would qualify as an Eligible Assignee hereunder, subject to the approval of the other lenders in respect of such Loan. (e) Until the transfer of its role as the servicer and/or administrative agent or collateral agent with regard to any Loan, the Servicer agrees to continue to act in such capacity, under the

-130- applicable Loan Documents, and hereby agrees that it will continue to process payments of Collections in accordance with the Loan Documents and herewith, and acknowledges its obligation to the applicable lenders (including the Borrower, as applicable) to allocate payments and collections in accordance with the Loan Documents and herewith. Upon appointment of the Successor Servicer pursuant to the terms hereof, the Servicer agrees to cooperate in a reasonable manner with the Successor Servicer in effecting the appropriate allocation of such payments and collections. Section 7.20. Market Servicing Fee. Notwithstanding anything to the contrary herein, in the event that a Successor Servicer is appointed Servicer, the Servicing Fee shall equal the market rate for comparable servicing duties to be fixed upon the date of such appointment by such Successor Servicer with the consent of the Administrative Agent (the “Market Servicing Fee”). The Borrower and the Servicer acknowledge and agree that the Servicing Fee represents reasonable compensation for the performance of the servicing duties under this Agreement. Section 7.21. Fair Value Determination. The Fair Value of each Transferred Loan owned by the Borrower shall be determined in good faith by the Servicer’s and Trinity’s board of directors on a quarterly basis or any other time when the Fair Value is required in accordance with the Investment Policy. At least once annually (commencing three months after the date of the acquisition of such Transferred Loan by the Borrower), the Fair Value for each Transferred Loan owned by the Borrower shall be reviewed by an independent valuation provider, and, on the next date of determination of the Fair Value for such Transferred Loan following any such valuation, the Fair Value for such Transferred Loan shall be the lesser of the valuation estimated by such provider and the Servicer’s and Trinity’s board of directors; provided that, if such provider provides a range of valuations for such Transferred Loan, the valuation estimated by such provider shall be deemed to be the valuation the Servicer and Trinity would report on their financial statements. ARTICLE VIII EVENTS OF DEFAULT Section 8.1. Events of Default. If any of the following events (each, an “Event of Default”) shall occur: (a) the Borrower shall fail to (i) make payment of any principal when due under this Agreement or under any other Transaction Document and such failure, in the case of this clause (i), shall continue for more than one (1) Business Day or (ii) make payment of any other Obligation, including Interest and fees, required to be made under this Agreement or any other Transaction Document and such failure, in the case of this clause (ii), shall continue for more than three (3) Business Days; or (b) except as otherwise provided in this Section 8.1, the Borrower shall fail to perform or observe in any material respect (without duplication of any materiality qualifier contained therein) any other covenant or other agreement of the Borrower set forth in this Agreement and any other Transaction Document to which it is a party and, in each case,

-131- such failure continues unremedied for more than thirty (30) days (to the extent such failure is capable of being remedied) after the first to occur of (i) the date on which written notice (which may be by email) of such failure requiring the same to be remedied shall have been given to the Borrower by the Administrative Agent or any Lender and (ii) the date on which a Responsible Officer of the Borrower becomes aware thereof, provided, however, that breaches of Sections 5.1(b) through (l), 5.1(o) through (s), 5.1(u), 5.1(w), 5.1(cc), 5.1(dd), 5.1(gg), 5.1(hh), 5.1(kk), 5.2, 7.11 and 7.21 shall not have any cure period and shall constitute Events of Default upon the breach of any such covenant or agreement; or (c) any representation or warranty made or deemed made by Borrower in this Agreement or any other Transaction Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Transaction Document or any amendment or modification hereof or thereof, shall prove to be incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of the time when the same shall have been made or deemed to have been made; or (d) an Insolvency Event shall occur with respect to the Borrower, the Fund or Trinity or any of their respective Affiliates; or (e) the occurrence of a Servicer Termination Event; or (f) the Borrower ceases to have a valid ownership interest in all of the Collateral (subject to Permitted Liens) or the Administrative Agent shall fail to have a valid and perfected first priority security interest in any part of the Collateral (other than in respect of a de minimis amount of Collateral or as permitted pursuant to Section 5.1(qq)), free and clear of any Liens (except for Permitted Liens); or (g) the Borrowing Base Test shall not be met, when required to be tested pursuant to this Agreement, and such failure shall continue for more than three (3) Business Days; or (h) any director, general partner, managing member, manager or senior officer of the Borrower is indicted for any felonious criminal offense related to the performance of its activities under this Agreement or the other Transaction Documents or related to the Borrower’s business; or (i) [reserved]; or (j) one or more acts (including any failure(s) to act) by the Borrower or any Affiliate thereof occurs that constitutes fraud, willful misconduct or a material violation of Applicable Laws (including securities laws) (as determined in a final, non-appealable adjudication by a court of competent jurisdiction); or (k) any Change of Control occurs and the Administrative Agent (at the direction of the Required Lenders) has not provided prior written consent to such Change

-132- of Control; or (l) the Borrower (i) defaults in making any payment required to be made under any agreement for borrowed money in excess of $16,750 or any other material agreement and such default is not cured within the relevant cure period or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or any other material agreement, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity (without regard to any subordination terms with respect thereto); or (m) the Borrower is required to register or shall become an “investment company” subject to registration under the 1940 Act; or (n) the Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower and such lien shall not have been released within five (5) Business Days, or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower, the Fund, the Servicer or Trinity and such lien shall not have been released within five (5) Business Days; or (o) (i) the Borrower, the Fund, Trinity, the Servicer or any Affiliate of any of the foregoing, directly or indirectly, disaffirms or contests the validity or enforceability of any Transaction Document or any material provision of any Transaction Document, (ii) the Borrower, the Fund, Trinity, the Servicer or any Affiliate of any of the foregoing takes any action for the purpose of terminating, repudiating or rescinding any Transaction Document executed by it or any of its obligations thereunder or (iii) any Transaction Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower, the Fund, Trinity, the Servicer or any Affiliate of any of the foregoing; or (p) the Collection Date shall not have occurred on or prior to the Maturity Date; or (q) the Borrower shall assign or attempt to assign any of its rights, obligations, or duties under the Transaction Documents without the prior written consent of each Lender; or (r) the Borrower shall fail to maintain at least one Independent Manager as required pursuant to Section 4.1(t); provided that, the Borrower shall have 10 Business Days following the resignation, death, disability, incapacity or unwillingness to serve of the current Independent Manager to replace such Independent Manager with a successor Independent Manager that satisfies the criteria for an Independent Manager hereunder; or

-133- (s) [reserved]; or (t) the Borrower’s business activities are suspended or terminated by a Governmental Authority; or (u) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $16,750 against the Borrower (exclusive of judgment amounts fully covered by insurance), and the Borrower shall not have either (x) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (y) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal, in each case, within thirty (30) days from the date of entry thereof or enforcement proceedings are commenced upon such judgment, decree or order; or (v) as of the last day of any Settlement Period, any of the Interest Spread Test, the Rolling Six Month Default Ratio Test or the Rolling Six Month Delinquency Ratio Test are not satisfied; or (w) any failure by the Fund to make (or to cause Trinity to make) any payment, transfer or deposit as required by this Agreement or any other Transaction Document and such failure shall continue for more than three (3) Business Days; or (x) except as otherwise provided in this Section 8.1, any failure on the part of the Fund duly to observe or perform any covenants or agreements of the Fund set forth in this Agreement or any other Transaction Document to which it is a party that continues unremedied for a period of thirty (30) days (to the extent such failure is capable of being remedied) after the first to occur of (A) the date on which written notice (which may be by email) of such failure requiring the same to be remedied shall have been given to the Fund by the Administrative Agent or any Lender and (B) the date on which a Responsible Officer of the Fund becomes aware thereof; or (y) the Fund or any Affiliate thereof (i) defaults in making any payment required to be made under any agreement for borrowed money in excess of $2,500,000 or any other material agreement to which it is a party and such default is not cured within the relevant cure period or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or any other material agreement, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be accelerated and become immediately due and payable (without regard to any subordination terms with respect thereto); or (z) any representation, warranty or certification made by the Fund in this Agreement or any other Transaction Document or any amendment or modification hereof

-134- or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Transaction Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect (without duplication of any materiality qualifier contained therein) as of the time when the same shall have been made or deemed to have been made and the circumstances or conditions causing such representation, warranty or certification to be incorrect shall not have been remedied, eliminated or otherwise cured (to the extent capable of being remedied, eliminated or otherwise cured) for a period of thirty (30) days after the first to occur of (A) the date on which written notice (which may be by email) of such failure requiring the same to be remedied shall have been given to the Fund by the Administrative Agent or any Lender and (B) the date on which a Responsible Officer of the Fund becomes aware thereof; or (aa) any director, general partner, managing member, manager or senior officer of the Fund is indicted for any felonious criminal offense related to the performance of its obligations under this Agreement or the other Transaction Documents or related to the Fund’s business; or (bb) one or more acts (including any failure(s) to act) by the Fund or any Affiliate thereof occurs that constitutes fraud, willful misconduct or a material violation of Applicable Laws (including securities laws) (as determined in a final, non-appealable adjudication by a court of competent jurisdiction); or (cc) the Fund’s business activities are suspended or terminated by a Governmental Authority; or (dd) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction for the payment of money in excess individually or in the aggregate of $2,500,000 against the Fund or any Affiliate of the Fund (exclusive of judgment amounts fully covered by insurance), and the aforementioned parties shall not have either (x) discharged or provided for the discharge of any such judgment, decree or order in accordance with its terms or (y) perfected a timely appeal of such judgment, decree or order and caused the execution of same to be stayed during the pendency of the appeal, in each case, within thirty (30) days from the date of entry thereof or enforcement proceedings are commenced upon such judgment, decree or order; then, and in any such event, the Administrative Agent shall, at the request, or may with the consent, of the Required Lenders, by notice to the Borrower declare the Termination Date to have occurred, without demand, protest or future notice of any kind, all of which are hereby expressly waived by the Borrower, and all Advances Outstanding and all other amounts owing by the Borrower under this Agreement shall be accelerated and become immediately due and payable, provided, that in the event that the Event of Default described in subsection (d) herein has occurred, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. Upon its receipt of written notice thereof, the Administrative Agent shall promptly notify each Lender of the occurrence of any Event of Default.

-135- Section 8.2. Remedies. (a) Upon any such declaration or automatic occurrence of the Termination Date as specified under Section 8.1, no further Advances will be made, and the Administrative Agent and the other Secured Parties shall have, in addition to all other rights and remedies under this Agreement or otherwise, all rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, including the Administrative Agent’s right, in its own name and as agent for the Secured Parties, to immediately, without notice except as specified below, conduct (at the Borrower’s expense) the sale of all or any portion of the Collateral in one or more parcels, in good faith and in accordance with commercially reasonable practices, it being hereby agreed and acknowledged by the Borrower that (i) some or all of the Collateral is or may be of the type that threatens to decline speedily in value and (ii) neither the Administrative Agent nor any other Secured Party shall incur any liability as a result of the sale of all or any portion of the Collateral in good faith and in a commercially reasonable manner. If there is no recognizable public market for sale of any portion of Collateral, then a private sale of that Collateral may be conducted only on an arm’s length basis and in good faith and in accordance with commercially reasonable practices. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent, may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. (b) Upon any such declaration or automatic occurrence of the Termination Date as specified under Section 8.1, the Borrower and the Servicer hereby agree that they will (and, to the extent applicable, will cause the Fund to), at the expense of the Borrower, and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent, and make the same available to the Administrative Agent, at a place to be designated by the Administrative Agent. (c) Each of the Borrower and the Servicer agrees that the Administrative Agent shall have no general duty or obligation to make any effort to obtain or pay any particular price for any portion of the Collateral sold by the Administrative Agent pursuant to this Agreement. The Administrative Agent may, in its sole discretion, but subject to the requirement to adhere to commercially reasonable practices, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. The Borrower and the Servicer hereby waive any claims against the Administrative Agent and the other Secured Parties arising by reason of the fact that the price at which any of the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Borrower’s obligations under this Agreement, even if the Administrative Agent accepts the first offer received and does not offer any portion of the Collateral to more than one offeree; provided that the Administrative Agent has acted in a commercially reasonable manner in conducting such private sale. Without in any way limiting the Administrative Agent’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, each of the Borrower and the Servicer hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale, and each of the Borrower and the Servicer hereby irrevocably waives any right to contest any such sale conducted in accordance with the following provisions:

-136- (1) the Administrative Agent conducts such foreclosure sale in the State of New York; (2) such foreclosure sale is conducted in accordance with the laws of the State of New York; and (3) not more than thirty (30) days before, and not less than ten (10) days in advance of such foreclosure sale, the Administrative Agent notifies the Borrower and the Servicer at the address set forth herein of the time and place of such foreclosure sale. (d) If the Administrative Agent proposes to sell all or any part of the Collateral in one or more parcels at a public or private sale, at the request of the Administrative Agent, the Borrower and the Servicer shall (and, to the extent applicable, shall cause the Fund to) make available to (i) the Administrative Agent, on a timely basis, all information (including any information that the Borrower and the Servicer is required by law or contract to be kept confidential) relating to the Collateral subject to sale, including, without limitation, copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials requested by the Administrative Agent, and (ii) each prospective bidder, on a timely basis, all reasonable information relating to the Collateral subject to sale, including, without limitation, copies of any disclosure documents, contracts, financial statements of the applicable Obligors, covenant certificates and any other materials reasonably requested by each such bidder. (e) Each of the Borrower and the Servicer agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any portion of the Collateral may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of any portion of the Collateral, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and each of the Borrower and the Servicer, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets constituting the Collateral marshaled upon any such sale, and agrees that the Administrative Agent on its behalf, or any court having jurisdiction to foreclose the security interests granted in this Agreement may sell the Collateral as an entirety or in such parcels as the Administrative Agent or such court may determine. Each of the Borrower and the Servicer hereby acknowledges and agrees that (i) any and all claims, damages and demands against the Administrative Agent or the other Secured Parties arising out of, or in connection with, the exercise by the Administrative Agent of any of the rights or remedies pursuant to this Section 8.2 can be sufficiently and adequately remedied by monetary damages, (ii) no irreparable injury will be caused to the Borrower or the Servicer as a result of, or in connection with, any such claims, damages or demands, and (iii) no equitable or injunctive relief shall be sought by the Borrower or the Servicer as a result of, or in connection with, any such claims, damages or demands. (f) The Administrative Agent is authorized to set off any and all amounts due to the Administrative Agent and/or the other Secured Parties hereunder against any amounts payable to the Borrower or the Servicer by the Administrative Agent and/or the other Secured Parties, in each

-137- case, as applicable and whether or not such amounts have matured. (g) The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Administrative Agent and the other Secured Parties otherwise available under any provision of this Agreement by operation of law, at equity or otherwise, each of which are expressly preserved. ARTICLE IX INDEMNIFICATION Section 9.1. Indemnities by the Borrower. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to defend, protect, indemnify and hold harmless the Administrative Agent, the Managing Agents, any Successor Servicer, the Collateral Custodian (in its individual capacity and in its capacity as such), any Secured Party or its assignee and each of their respective Affiliates and officers, directors, employees, members and agents thereof (collectively, the “Indemnified Parties”), forthwith on demand, from and against any and all damages, losses, claims, liabilities, penalties, actions, suits, and judgments and related costs and expenses of any kind or nature whatsoever, including reasonable attorneys’ fees and disbursements that may be incurred by or asserted or awarded against any Indemnified Party or other non-monetary damages of any such Indemnified Party (all of the foregoing being collectively referred to as “Indemnified Amounts”) in each case arising out of or in connection with or by reason of the execution, delivery, enforcement, performance, administration of or otherwise arising out of or incurred in connection with this Agreement, any other Transaction Document, any Loan Document or any transaction contemplated hereby or thereby (including, but not limited to, the costs and expenses incurred in connection with any enforcement (including any dispute, action, claim or suit brought) by an Indemnified Party of any indemnification or other obligation of the Borrower), excluding, however, (x) Indemnified Amounts arising due to the deterioration in the credit quality or market value of the Transferred Loans or other Collateral hereunder to the extent that such credit quality or market value was not misrepresented in any material respect by the Borrower or any of its Affiliates, (y) Indemnified Amounts to the extent resulting from actual fraud, gross negligence or willful misconduct on the part of any Indemnified Party (as determined in a final, non-appealable adjudication by a court of competent jurisdiction) and (z) Indemnified Amounts constituting Taxes (other than (i) any Taxes that represent damages, losses, claims, etc. arising from any non-Tax claim and (ii) as enumerated below in clause (ix)). Without limiting the foregoing, the Borrower shall indemnify the Indemnified Parties for Indemnified Amounts relating to or resulting from: (i) any Loan treated as or represented by the Borrower to be an Eligible Loan that is not at the applicable time an Eligible Loan; (ii) any representation or warranty made or deemed made by the Borrower, the Servicer (if Trinity or any of its Affiliates), the Fund or any of their respective officers under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made or delivered;

-138- (iii) the failure by the Borrower, the Servicer (if Trinity or any of its Affiliates) or the Fund to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Applicable Law with respect to any Loan comprising a portion of the Collateral, or the nonconformity of any Loan or the Related Property with any such Applicable Law or any failure by the Borrower, Trinity, the Fund or any Affiliate thereof to perform its respective duties under the Loans included as a part of the Collateral; (iv) the failure to vest and maintain vested in the Administrative Agent a first priority perfected security interest in the Collateral; (v) the failure to file, or any material delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other Applicable Laws with respect to any Collateral whether at the time of any Advance or at any subsequent time and as required by the Transaction Documents; (vi) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Loan included as part of the Collateral that is, or is purported to be, an Eligible Loan (including, without limitation, (A) a defense based on the Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms or (B) the equitable subordination of such Loan); (vii) any failure of the Borrower or the Servicer (if Trinity or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Borrower, Trinity, the Fund or any Affiliate thereof to perform its respective duties under the Loans included as a part of the Collateral; (viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services that are the subject of any Loan included as part of the Collateral or the Related Property included as part of the Collateral; (ix) the failure by the Borrower to pay when due any Taxes for which the Borrower is liable (and that are not Taxes described in clauses (i) through (v) of Section 2.13(a)), including without limitation, sales, excise or personal property taxes payable in connection with the Collateral; (x) the commingling of Collections at any time with other funds; (xi) any repayment by the Administrative Agent, any Managing Agent or a Secured Party of any amount previously distributed in reduction of Advances Outstanding or payment of Interest or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Administrative Agent, such Managing Agent or a Secured Party believes in good faith is required to be repaid;

-139- (xii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of proceeds of Advances or in respect of any Loan included as part of the Collateral or the Related Property included as part of the Collateral of the ownership of any Loan or any Related Property relating to any Loan or any other investigation, litigation or proceeding relating to the Borrower, the Servicer or the Fund in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby; (xiii) any action or omission by the Servicer, the Fund or the Borrower which reduces or impairs the rights of the Borrower or the Administrative Agent, any Managing Agent or any Secured Party with respect to any Loan included as part of the Collateral or the value of any such Loan (other than any such action which is expressly permitted under Article VII hereof); (xiv) any failure by the Borrower to give reasonably equivalent value to the Fund in consideration for the transfer by the Fund to the Borrower of any Transferred Loan or the Related Property or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; (xv) the failure of the Borrower, the Servicer, Trinity, the Fund or any of their respective agents or representatives to remit to the Administrative Agent, Collections on the Collateral remitted to the Borrower, the Servicer, Trinity, the Fund or any such agent or representative in accordance with the terms hereof or of any other Transaction Document. (xvi) any inability to litigate any claim against any Obligor in respect of any Collateral as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding; (xvii) any inability to obtain any judgment in, or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Borrower, Trinity, the Fund or the Servicer to qualify to do business or file any notice or business activity report or any similar report; (xviii) any action taken by the Borrower or the Servicer or their respective agents or representatives in the enforcement or collection of any Collateral or with respect to any Related Property; or (xix) any fraud or material misrepresentation by the Borrower, the Servicer or the Fund or on the part of the Obligor with respect to any Loan. (b) Any amounts subject to the indemnification provisions of this Section 9.1 shall be paid by the Borrower to the applicable Indemnified Party within five (5) Business Days following such Indemnified Party’s demand therefor. (c) If for any reason the indemnification provided above in this Section 9.1 is unavailable

-140- to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower, on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations. (d) The obligations of the Borrower under this Section 9.1 shall survive the removal of the Administrative Agent, any Managing Agent, the Collateral Custodian or any other Secured Party and the termination or assignment of this Agreement. (e) The parties hereto agree that the provisions of Section 9.1 shall not be interpreted to provide recourse to the Borrower against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, an Obligor on, any Transferred Loan. Section 9.2. Indemnities by the Servicer. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Servicer hereby agrees to indemnify each Indemnified Party, forthwith on demand, from and against any and all Indemnified Amounts (calculated without duplication of Indemnified Amounts paid by the Borrower pursuant to Section 9.1 above) awarded against or incurred by any such Indemnified Party by reason of any acts, omissions or alleged acts or omissions of the Servicer in violation of the Transaction Documents, including, but not limited to (i) any representation or warranty made by the Servicer under or in connection with any Transaction Documents to which it is a party, any Monthly Report, Servicer’s Certificate or any other information or report delivered by or on behalf of the Servicer pursuant hereto, which shall have been false, incorrect or misleading in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed made, (ii) the failure by the Servicer to comply with any Applicable Law, (iii) the failure of the Servicer to comply with its duties or obligations in accordance with this Agreement or (iv) any litigation, proceedings or investigation against the Servicer, excluding, however, (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party (as determined in a final, non-appealable adjudication by a court of competent jurisdiction), and (b) Taxes (other than Taxes that represent damages, losses, claims, etc. arising from any non-Tax claim). The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 9.2 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts. (b) If for any reason the indemnification provided above in this Section 9.2 is unavailable to the Indemnified Party or is insufficient to hold an Indemnified Party harmless, then Servicer shall contribute to the amount paid or payable to such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

-141- (c) The obligations of the Servicer under this Section 9.2 shall survive the resignation or removal of the Administrative Agent, any Managing Agents or any other Secured Party and the termination of this Agreement. (d) The parties hereto agree that the provisions of this Section 9.2 shall not be interpreted to provide recourse to the Servicer against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, the related Obligor, on any Transferred Loan. (e) The Servicer shall not be permitted to liquidate any of the Collateral to pay any indemnification payable by the Servicer pursuant to this Section 9.2. ARTICLE X THE ADMINISTRATIVE AGENT AND THE MANAGING AGENTS Section 10.1. Authorization and Action. (a) Each Secured Party (other than the Collateral Custodian, and the Collateral Custodian hereby acknowledges such designation and appointment) hereby designates and appoints KeyBank as Administrative Agent hereunder, and authorizes KeyBank to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder, the Administrative Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of the Administrative Agent hereunder shall terminate at the indefeasible payment in full of the Obligations. (b) Each Lender hereby designates and appoints the Managing Agent for such Lender’s Lender Group as its Managing Agent hereunder, and authorizes such Managing Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Managing Agents by the terms of this Agreement together with such powers as are reasonably incidental thereto. No Managing Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the applicable Managing Agent shall be read into this Agreement or otherwise exist for the applicable Managing Agent. In performing its functions and duties hereunder, each Managing Agent shall act solely as agent for the Lenders in the related Lender Group and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower or any of its successors or assigns. No Managing Agent shall be required to take any action that exposes it to personal liability or that is contrary to this Agreement or Applicable Law. The appointment and authority of each Managing Agent hereunder shall terminate at the indefeasible payment in full of the

-142- Obligations. Section 10.2. Delegation of Duties. (a) The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. (b) Each Managing Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Section 10.3. Exculpatory Provisions. (a) Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of the Administrative Agent, the breach of its obligations expressly set forth in this Agreement (in either case, as determined in a final, non-appealable adjudication by a court of competent jurisdiction)), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Administrative Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. The Administrative Agent shall not be deemed to have knowledge of any Event of Default unless the Administrative Agent has received notice of such Event of Default, in a document or other written communication titled “Notice of Event of Default” from the Borrower or a Secured Party. (b) Neither any Managing Agent nor any of its respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person’s own gross negligence or willful misconduct or, in the case of a Managing Agent, the breach of its obligations expressly set forth in this Agreement (in either case, as determined in a final, non-appealable adjudication by a court of competent jurisdiction)), or (ii) responsible in any manner to the Administrative Agent or any of the Secured Parties for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Borrower to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. No Managing Agent shall be under any obligation to the Administrative Agent or any Secured Party to ascertain or to inquire as to the observance or performance of any of the

-143- agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower. No Managing Agent shall be deemed to have knowledge of any Event of Default unless such Managing Agent has received notice of such Event of Default, in a document or other written communication titled “Notice of Event of Default” from the Borrower, the Administrative Agent or a Secured Party. (c) None of the Administrative Agent, any Managing Agent or any Lender shall be deemed to have any fiduciary relationship with the Borrower, the Servicer or the Fund under this Agreement, and no implied covenants, functions, responsibilities, duties, obligations or liabilities creating any such fiduciary relationship shall be inferred from or in connection with this Agreement except as otherwise provided herein or under Applicable Law. Section 10.4. Reliance. (a) The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Required Lenders or all of the Secured Parties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders, provided, that, unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Secured Parties, The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Lenders or all of the Secured Parties, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties. (b) Each Managing Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Managing Agent. Each Managing Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of the Lenders in its related Lender Group as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders in its related Lender Group, provided that unless and until such Managing Agent shall have received such advice, the Managing Agent may take or refrain from taking any action, as the Managing Agent shall deem advisable and in the best interests of the Lenders in its Lender Group. Each Managing Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Lenders in such Managing Agent’s Lender Group and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders in such Managing Agent’s Lender Group. Section 10.5. Non-Reliance on Administrative Agent, Managing Agents and Other Lenders. Each Secured Party expressly acknowledges that neither the Administrative Agent, any

-144- other Secured Party nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or any other Secured Party hereafter taken, including, without limitation, any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent or any other Secured Party. Each Secured Party represents and warrants to the Administrative Agent and to each other Secured Party that it has and will, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and made its own decision to enter into this Agreement. Section 10.6. Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Administrative Agent, and the Lenders in each Lender Group agree to reimburse the Managing Agent for such Lender Group, and their respective officers, directors, employees, representatives and agents ratably according to their Commitments, as applicable, to the extent not paid or reimbursed by the Borrower (i) for any amounts for which the Administrative Agent, acting in its capacity as Administrative Agent, or any Managing Agent, acting in its capacity as a Managing Agent, is entitled to reimbursement by the Borrower hereunder and (ii) for any other expenses incurred by the Administrative Agent, in its capacity as Administrative Agent, or any Managing Agent, acting in its capacity as a Managing Agent, and acting on behalf of the related Lenders, in connection with the administration and enforcement of this Agreement and the other Transaction Documents. Section 10.7. Administrative Agent and Managing Agents in their Individual Capacities. The Administrative Agent, each Managing Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though the Administrative Agent or such Managing Agent, as the case may be, were not the Administrative Agent or a Managing Agent, as the case may be, hereunder. With respect to the acquisition of Advances pursuant to this Agreement, the Administrative Agent, each Managing Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent or a Managing Agent, as the case may be, and the terms “Lender” and “Lenders” shall include the Administrative Agent or a Managing Agent, as the case may be, in its individual capacity. Section 10.8. Successor Administrative Agent or Managing Agent. (a) The Administrative Agent may, upon five (5) days’ notice to the Borrower and the Secured Parties, and the Administrative Agent will, upon the direction of all of the Lenders resign as Administrative Agent. If the Administrative Agent shall resign, then the Required Lenders during such five (5) day period shall appoint from among the Secured Parties (other than the Collateral Custodian) a successor agent. If for any reason no successor Administrative Agent is appointed by the Required Lenders during such five (5) day period, then effective upon the expiration of such five (5) day period, the Secured Parties (other than the Collateral Custodian) shall perform all of the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations directly to the applicable Managing Agents, on behalf of the Lenders in the applicable Lender Group and for all purposes shall deal directly with the Secured Parties. After any retiring

-145- Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of Article IX and Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. (b) Any Managing Agent may, upon five (5) days’ notice to the Borrower, the Administrative Agent and the related Lenders, and any Managing Agent will, upon the direction of all of the related Lenders resign as a Managing Agent. If a Managing Agent shall resign, then the related Lenders during such five (5) day period shall appoint from among the related Lenders a successor Managing Agent. If for any reason no successor Managing Agent is appointed by such Lenders during such five (5) day period, then effective upon the expiration of such five (5) day period, such Lenders shall perform all of the duties of the related Managing Agent hereunder. After any retiring Managing Agent’s resignation hereunder as a Managing Agent, the provisions of Article IX and Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Managing Agent under this Agreement. Section 10.9. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement; or

-146- (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Transaction Document or any documents related hereto or thereto). Section 10.10. Erroneous Payments. (a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the

-147- Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (A)an error may have been made (in the case of immediately preceding clauses (x) or (y)) or an error has been made (in the case of immediately preceding clause (z)) with respect to such payment, prepayment or repayment; and (B) such Payment Recipient shall promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof and that it is so notifying the Administrative Agent pursuant to this Section 10.10(b). (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. (d) In the event an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s request to such Lender at any time, (i) such Lender shall be deemed to have assigned its Advances (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (such assignment of the Advances (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee (if any) to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to an approved electronic platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment and (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender. For the avoidance of

-148- doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other obligor, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other obligor for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine (g) Each party’s obligations, agreements and waivers under this Section 10.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. ARTICLE XI ASSIGNMENTS; PARTICIPATIONS Section 11.1. Assignments and Participations. (a) The Borrower shall not have the right to assign its rights or obligations under this Agreement. (b) Any Lender may at any time and from time to time assign to one or more Persons (“Purchasing Lenders”) that are Eligible Assignees all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit B hereto (the “Assignment and Acceptance”) executed by such Purchasing Lender and such selling Lender. In addition, except with respect to an assignment to a Lender or an Affiliate of a Lender, so long as no Event of Default or Unmatured Event of Default has occurred and is continuing at such time, the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required prior to the effectiveness of any such assignment; provided, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent and the assigning Lender within five (5) Business Days after having received written notice thereof. Each assignee of a Lender must be an Eligible Assignee and must agree to deliver to the Administrative Agent, promptly following any request therefor by the Managing Agent for its Lender Group, an enforceability opinion in form and substance satisfactory to such Managing Agent. Upon delivery of the executed Assignment and Acceptance to the Administrative Agent, such selling Lender shall be released from its

-149- obligations hereunder to the extent of such assignment. Thereafter the Purchasing Lender shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. The Lenders agree that any assignments arranged by the Borrower or any of its Affiliates shall be offered to the Lenders ratably, and if accepted by each Lender in its sole discretion, shall be made by the Lenders ratably. (c) By executing and delivering an Assignment and Acceptance, the Purchasing Lender thereunder and the selling Lender thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such selling Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Purchasing Lender confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iii) such Purchasing Lender will, independently and without reliance upon the Administrative Agent or any Managing Agent, the selling Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (iv) such Purchasing Lender and such selling Lender confirm that such Purchasing Lender is an Eligible Assignee; (v) such Purchasing Lender appoints and authorizes each of the Administrative Agent and the applicable Managing Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such Purchasing Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (d) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of, each Advance owned by each Lender from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Lenders, the Borrower and the Managing Agents may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Lenders, any Managing Agent, or the Borrower at any reasonable time and from time to time upon reasonable prior notice. (e) Subject to the provisions of this Section 11.1, upon their receipt of an Assignment and Acceptance executed by a selling Lender and a Purchasing Lender, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, accept such Assignment and Acceptance, and the Administrative Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to each Managing Agent.

-150- (f) Any Lender may sell to one or more Persons (other than the Borrower, the Fund, the Servicer, Trinity, Eagle Point or any of their Affiliates or Subsidiaries or any natural Person) (each a “Participant”) participating interests in the Advances made by such Lender or any other interest of such Lender hereunder. Notwithstanding any such sale by a Lender of a participating interest to a Participant, such Lender’s rights and obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance of its obligations hereunder, and the Borrower, the other Lenders, the Managing Agents and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Each Lender agrees that any agreement between such Lender and any such Participant in respect of such participating interest shall not restrict such Lender’s right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification set forth in Section 12.1(iii) of this Agreement. The Borrower agrees that each Participant shall be entitled to the benefits of Section 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(d) and (l) (it being understood that the documentation required under Section 2.13(d) and (l) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section 11.1; provided that such Participant shall not be entitled to receive any greater payment under Section 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Advances or other obligations under any Transaction Documents) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (g) Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower, the Fund or the Servicer furnished to such Lender by or on behalf of the Borrower, the Fund or the Servicer. (h) Nothing herein shall prohibit any Lender from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank or other central bank having jurisdiction over such Lender in accordance with Applicable Law and any such pledge or collateral assignment may be made without compliance with Section 11.1(b) or Section 11.1(c).

-151- (i) In the event any Lender causes increased costs, expenses or taxes to be incurred by the Administrative Agent or Managing Agents in connection with the assignment or participation of such Lender’s rights and obligations under this Agreement to an Eligible Assignee then such Lender agrees that it will make reasonable efforts to assign such increased costs, expenses or taxes to such Eligible Assignee in accordance with the provisions of this Agreement. (j) Except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. (k) Any Eligible Assignee or Participant on the date it becomes a Lender or Participant hereunder shall certify in the applicable Assignment and Acceptance, participation agreement or other similar document that it is an Eligible Assignee (in the case of an Assignee) or in accordance with the terms of Section 11.1(f) (in the case of a Participant). Any failure to include such a certification in an Assignment and Acceptance, participation agreement or other applicable document shall render such Assignment and Acceptance, participation agreement or other similar document void ab initio and of no force or effect for any purpose. (l) Notwithstanding anything to the contrary set forth herein or in any other Transaction Document, each Lender hereunder, and each Participant, must at all times be a “qualified purchaser” as defined in the 1940 Act (a “Qualified Purchaser”) and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended from time to time (a “QIB”). Each Lender represents to the Borrower, (i) on the date that it becomes a party to this Agreement (whether by being a signatory hereto or by entering into an Assignment and Acceptance) and (ii) on each date on which it makes an Advance hereunder, that it is a Qualified Purchaser and a QIB. Each Lender further agrees that it shall not assign, or grant any participations in, any of its Advances or its Commitment to any Person unless such Person is a Qualified Purchaser and a QIB. ARTICLE XII MISCELLANEOUS Section 12.1. Amendments and Waivers. Except as provided in this Section 12.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Servicer, the Administrative Agent and the Required Lenders; provided, however, that (i) without the consent of the Lenders in any Lender Group (other than the Lender Group to which such Lenders are being added), the Administrative Agent and the applicable Managing Agent may, with the consent of the Borrower, amend this Agreement solely to add additional Persons as Lenders hereunder, (ii) any amendment of this Agreement that is solely for the purpose of increasing the Commitment of a specific Lender or increase the Group Advance Limit of the related Lender Group may be effected with the written consent of the Borrower, the Administrative Agent and the affected Lender, and (iii) the consent of each Lender shall be required to: (A) extend the Commitment Termination Date or the date of any payment or deposit of Collections by the Borrower or the Servicer, (B) reduce the amount (other than by reason of the repayment thereof) or extend the time of payment of Advances Outstanding

-152- or reduce the rate or extend the time of payment of Interest (or any component thereof) (other than the waiver of the Default Rate), (C) reduce any fee payable to the Administrative Agent or any Managing Agent for the benefit of the Lenders, (D) amend, modify or waive any provision of the definition of “Required Lenders” or Sections 2.8, 11.1(b), 12.1, 12.9, or 12.10, (E) consent to or permit the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement, (F) change any provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby or release all or substantially all of the Collateral (except as otherwise provided for in the Transaction Documents), (G) change the definition of “Borrowing Base,” “Collateral Quality Test”, “Eligible Loan”, “Interest Spread Test”, “Maximum Availability”, “Payment Date”, “Rolling Six Month Default Ratio Test” or “Rolling Six Month Delinquency Ratio Test”, (H) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness, or subordinate, or have the effect of subordinating, the Liens securing the Obligations to Liens securing any other Indebtedness or (I) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; provided that, notwithstanding anything herein to the contrary, (x) for the avoidance of doubt, only the consent of the Administrative Agent shall be required for any Ineligible Loan to constitute an Administrative Agent Approved Loan and (y) only the consent of the Required Lenders shall be required to change the Excess Concentration Amount with respect to Administrative Agent Approved Loans. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, waiver or other modification (i) directly affecting the rights or obligations of any Hedge Counterparty or (ii) having a material effect on the rights or obligations of the Collateral Custodian shall be effective against such Person without the written agreement of such Person. The Borrower or the Servicer on its behalf will deliver a copy of all waivers and amendments to the Collateral Custodian. In executing any amendment to this Agreement, the Collateral Custodian shall be entitled to receive an Opinion of Counsel and an Officer’s Certificate stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent thereto have been satisfied. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, and amounts payable to such Lender hereunder may not be permanently reduced, without the consent of such Lender (other than reductions in fees and interest in which such reduction does not disproportionately affect such Lender). Notwithstanding anything contained herein to the contrary, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated (but such Lender shall continue to be entitled to the benefits of Sections 2.12, 2.13, 9.1, 9.2 and 12.8), such Lender shall have no other commitment or other obligation hereunder and such Lender shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. Section 12.2. Notices, Etc. All notices and other communications provided for hereunder

-153- shall, unless otherwise stated herein, be in writing (including communication by facsimile copy) and mailed, sent by overnight courier, transmitted or hand delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party’s Assignment and Acceptance or Joinder Agreement or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five (5) days after being deposited in the United States mail, first class postage prepaid, (b) notice by courier mail, when it is officially recorded as being delivered to the intended recipient by return receipt, proof of delivery or equivalent, or (c) notice by facsimile copy or e-mail, on the date the delivering party delivers such documents or notices via facsimile copy or e-mail. Section 12.3. No Waiver, Rights and Remedies. No failure on the part of the Administrative Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law. Section 12.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Administrative Agent, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of Section 2.8 shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party. Section 12.5. Term of this Agreement. This Agreement, including, without limitation, the Borrower’s obligation to observe its covenants set forth in Article V and the Servicer’s obligation to observe the covenants set forth in Article VII, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower pursuant to Articles III and IV and the indemnification and payment provisions of Article IX and Article X and the provisions of Section 12.9 and Section 12.10 shall be continuing and shall survive any termination of this Agreement. Section 12.6. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF OBJECTION TO VENUE. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). EACH OF THE SECURED PARTIES, THE BORROWER, THE SERVICER AND THE ADMINISTRATIVE AGENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. Section 12.7. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW,

-154- EACH OF THE SECURED PARTIES, THE BORROWER, THE SERVICER AND THE ADMINISTRATIVE AGENT WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. Section 12.8. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Administrative Agent, the Managing Agents, the other Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article IX hereof, the Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Managing Agents and the other Secured Parties incurred in connection with the on-site due diligence (including travel related expenses) or with the preparation, negotiation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the costs, fees and expenses of any third-party auditor engaged under the terms of this Agreement and the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Managing Agents and the other Secured Parties with respect thereto and with respect to advising the Administrative Agent, the Managing Agents and the other Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Administrative Agent, the Managing Agents or the other Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedge Agreement). (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to a Lender in connection with this Agreement or the funding or maintenance of Advances hereunder. (c) The Borrower shall pay on demand all other costs, expenses and taxes (excluding income taxes), including, without limitation, all reasonable costs and expenses incurred by the Administrative Agent or any Managing Agent in connection with periodic audits of the Borrower’s, the Servicer’s or the Fund’s books and records, which are incurred as a result of the execution of this Agreement. Section 12.9. No Proceedings. Each of the parties hereto (other than the Administrative Agent at the direction of the Required Lenders) hereby agrees that it will not institute against, or join any other Person in instituting against the Borrower any Insolvency Proceeding so long as there shall not have elapsed one year and one day since the Collection Date. Section 12.10. Recourse Against Certain Parties. (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Administrative Agent or any Secured Party as contained in this

-155- Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any Person or any manager or administrator of such Person or any incorporator, affiliate, stockholder, officer, employee or director of such Person or of the Borrower or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise. (b) The provisions of this Section 12.10 shall survive the termination of this Agreement. Section 12.11. Protection of Security Interest; Appointment of Administrative Agent as Attorney-in-Fact. (a) The Borrower shall, or shall cause the Servicer or the Fund to, cause all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Administrative Agent as agent for the Secured Parties and of the Secured Parties to the Collateral to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Administrative Agent as agent for the Secured Parties hereunder to all property comprising the Collateral. The Borrower shall deliver, or shall cause the Servicer or the Fund to deliver, to the Administrative Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Borrower and the Servicer shall (and shall cause the Fund to) cooperate fully in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 12.11. (b) The Borrower agrees that from time to time, at its expense, it will (and will cause the Fund to) promptly authorize, execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted in the Collateral, or to enable the Administrative Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder or under any Transaction Document. (c) If the Borrower or the Servicer fails to perform any of its obligations hereunder after five Business Days’ notice from the Administrative Agent, the Administrative Agent or any Lender may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s or such Lender’s reasonable costs and expenses incurred in connection therewith shall be payable by the Borrower as provided in Article IX, as applicable. The Borrower irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney-in-fact to act on behalf of the Borrower, (i) to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Collateral, including, without limitation, one or more financing statements describing the collateral covered thereby as “all assets of the Debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof” or words of similar effect, and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Collateral as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Collateral. This appointment is coupled with an interest and is irrevocable.

-156- (d) Without limiting the generality of the foregoing, Borrower will, not earlier than six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing statement referred to in Section 3.1 or any other financing statement filed pursuant to this Agreement or in connection with any Advance hereunder, unless the Collection Date shall have occurred: (i) authorize, deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement; and (ii) deliver or cause to be delivered to the Administrative Agent an opinion of the counsel for Borrower, in form and substance reasonably satisfactory to the Administrative Agent, confirming and updating the opinion delivered pursuant to Section 3.1 with respect to perfection and otherwise to the effect that the Collateral hereunder continues to be subject to a perfected security interest in favor of the Administrative Agent, as agent for the Secured Parties, subject to no other Liens of record except as provided herein or otherwise permitted hereunder, which opinion may contain usual and customary assumptions, limitations and exceptions. Section 12.12. Confidentiality; Conflicts of Interest. (a) Each of the Administrative Agent, the Managing Agents, the other Secured Parties and the Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants and attorneys and as required by an Applicable Law, as required to be publicly filed with SEC, or as required by an order of any judicial or administrative proceeding, (ii) disclose the existence of this Agreement, but not the financial terms thereof, (iii) disclose the Agreement and such information in any suit, action, proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving any of the Transaction Documents, Loan Documents or any Hedging Agreement for the purpose of defending itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents, Loan Documents or any Hedging Agreement and (iv) disclose such information to its Affiliates to the extent necessary in connection with the administration or enforcement of this Agreement or the other Transaction Documents. (b) Anything herein to the contrary notwithstanding, the Borrower hereby consents to the disclosure of any nonpublic information with respect to it for use in connection with the transactions contemplated herein and in the Transaction Documents (i) to the Administrative Agent or the Secured Parties by each other, (ii) by the Administrative Agent or the Secured Parties to any prospective or actual Eligible Assignee or participant of any of them or in connection with a pledge or assignment to be made pursuant to Section 11.1(h) or (iii) by the Administrative Agent or the Secured Parties to any provider of a surety, guaranty or credit or liquidity enhancement to a Secured Party and to any officers, directors, members, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agrees to be bound hereby. In addition, the Secured Parties and the

-157- Administrative Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings, including, without limitation, at the request of any self-regulatory authority having jurisdiction over a Lender. (c) The Borrower and the Servicer each agrees that it shall not (and shall not permit any of its Affiliates to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Transaction Documents without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Borrower or the Servicer shall consult with the Administrative Agent and each Managing Agent prior to the issuance of such news release or public announcement. The Borrower, the Servicer and the Fund each may, however, disclose the general terms of the transactions contemplated by this Agreement and the Transaction Documents to trade creditors, suppliers and other similarly-situated Persons so long as such disclosure is not in the form of a news release or public announcement. (d) The Borrower acknowledges that the Lenders and the Managing Agents (and their Affiliates) may be providing financing or other services to other companies in respect of which the Borrower or its Affiliates may have conflicting interests. The Borrower acknowledges that no Lender, Managing Agent, or any Affiliate thereof shall have any obligation to use in connection with the transactions contemplated by the Transaction Documents, or to furnish to the Borrower or its Affiliates, any confidential information obtained from such other companies. Section 12.13. Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the UCC or other Signature Law due to the character or intended character of the writings. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject

-158- matter hereof, superseding all prior oral or written understandings. Section 12.14. Patriot Act. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower, the Fund and the Servicer that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, the Fund and the Servicer, which information includes the name and address of the Borrower, the Fund and the Servicer and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower, the Fund and the Servicer in accordance with the USA PATRIOT Act. Section 12.15. Legal Holidays. In the event that the date of any Payment Date, date of prepayment or Maturity Date shall not be a Business Day, then notwithstanding any other provision of this Agreement or any Transaction Document, payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, date of prepayment or Maturity Date, as the case may be, and interest shall accrue on such payment for the period from and after any such nominal date to but excluding such next succeeding Business Day. Section 12.16 No Fiduciary Duty. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower, the Servicer, their stockholders and/or their affiliates. The Borrower and the Servicer (collectively, solely for purposes of this paragraph, the “Credit Parties”) each agree that nothing in the Transaction Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, the Servicer, their stockholders and/or affiliates, on the other. The Borrower and the Servicer acknowledge and agree that (i) the transactions contemplated by the Transaction Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower and the Servicer, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower or the Servicer, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower or the Servicer, its stockholders or its Affiliates on other matters) or any other obligation to the Borrower or the Servicer except the obligations expressly set forth in the Transaction Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower or the Servicer, or its management, stockholders, creditors or any other Person. Each of the Borrower and the Servicer acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each of the Borrower and the Servicer agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Person, in connection with such transaction or the process leading thereto. Section 12.17 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on

-159- any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that: (a) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (b) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. Section 12.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were

-160- governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.18, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Article XIII THE COLLATERAL CUSTODIAN Section 13.1. Designation of Collateral Custodian. (a) Initial Collateral Custodian. The role of collateral custodian with respect to the Loan Documents shall be conducted by the Person designated as Collateral Custodian hereunder from time to time in accordance with this Article XIII. (b) Successor Collateral Custodian. Upon the Collateral Custodian’s receipt of a Collateral Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral Custodian pursuant to the provisions of Section 13.4, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian hereunder. Section 13.2. Duties of Collateral Custodian.

-161- (a) Appointment. Each of the Borrower and the Administrative Agent hereby designates and appoints Computershare to act as the Collateral Custodian and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise and perform such duties as are expressly granted to the Collateral Custodian by this Agreement. Computershare hereby accepts such appointment to act as Collateral Custodian pursuant to the terms of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. (b) Duties. Until its removal pursuant to Section 13.4, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations: (i) The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered to it by the Borrower in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. Within five (5) Business Days of its receipt of any purported Loan Documents, the Loan Checklist and an updated Loan List (the “Review Period”), or, if more than fifty (50) Loan Documents are delivered on any particular Business Day, such greater time period that is mutually acceptable to the Borrower, the Administrative Agent and the Collateral Custodian (which acceptance may be conclusively confirmed by e-mail), the Collateral Custodian shall review the purported Required Loan Documents delivered to it to confirm that (A) if the Loan Checklist indicates that any document must contain an original signature, each such document appears to bear the original signature, or if the Loan Checklist indicates that such document may contain a copy of a signature, that such document appears on its face to bear a reproduction of such signature and (B) based on a review of the applicable note (or the applicable Contract, in the case of an Equipment Finance Loan), the related initial Loan balance, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan Checklist and the Loan to which such Required Loan Documents relate is not a duplicate Loan (such items (A) through (B) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian the updated Loan List (in EXCEL or a comparable format acceptable to the Collateral Custodian) and the related Loan Checklist that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number and the name of the Obligor and the initial Loan balance with respect to each related Loan. Within one (1) Business Day after the end of the Review Period, the Collateral Custodian shall deliver to the Borrower, the Servicer, and the Administrative Agent a certificate substantially in the form of Exhibit I attached hereto (the “Custodial Certificate”), which shall indicate whether any Required Loan Documents listed on the Loan Checklist are not included in the Required Loan Documents so delivered to the Collateral Custodian and include a report of exceptions to the Review Criteria (each, an “Exception Report”). The Servicer shall have twenty (20) days to correct any non-compliance with any Review Criteria; provided, however that if such non-compliance pertains to the receipt of original recorded documents from a filing office, such period shall be one hundred twenty (120) days.

-162- (ii) In taking and retaining custody of the Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Secured Parties. (iii) All Loan Documents that are originals or copies of Contracts (in the case of Equipment Finance Loans), promissory notes, stock powers, or allonges (other than documents delivered in Electronic Form) shall be kept in fire resistant vaults, rooms or cabinets at the Custody Facilities. All Loan Documents that are originals or copies shall be placed together with an appropriate identifying label (other than documents in Electronic Form) and maintained in such a manner so as to permit identification, retrieval and access. The Collateral Custodian shall keep the Required Loan Documents clearly segregated from any other documents or instruments in its files. (iv) [Reserved]. (v) On each Reporting Date, the Collateral Custodian shall provide to the Administrative Agent and the Servicer a written report (in a form acceptable to the Administrative Agent), identifying each Loan for which it holds Loan Documents, and an Exception Report. (vi) The Collateral Custodian was not engaged to perform any of the services in this Agreement for the purpose of making findings with respect to the accuracy of the information or data regarding the Loan Documents provided to the Collateral Custodian hereunder as contemplated by Rule 17g-10 under the Securities Exchange Act of 1934, as amended. Given the purpose and scope of the Collateral Custodian’s services under this Agreement, the parties hereto agree that the Collateral Custodian’s services are not commonly understood in the market to be “due diligence services” for purposes of Rule 17g-10. The parties hereto do not consider the Collateral Custodian’s services to be “due diligence services” for purposes of Rule 17g-10. The parties hereto hereby acknowledges that the Collateral Custodian is relying on this certification for purposes of determining that its services do not constitute “due diligence services” under Rule 17g-10. (vii) The Collateral Custodian shall be under no responsibility or duty with respect to the disposition of any Loan Documents while such Loan Documents are not in its possession in accordance with the terms of this Agreement. The Collateral Custodian shall be entitled to retain copies of any Loan Documents for so long as required by its internal document retention policy. The Collateral Custodian shall not be responsible to verify the authenticity of any signature (whether original or facsimile) on any of the documents received or examined by it or the authority or capacity of any Person to execute or issue any such document. The Collateral Custodian’s services hereunder shall be conducted through the Document Custody division of Computershare (including, as applicable, any agents or affiliates utilized thereby). Section 13.3. Merger or Consolidation. Any Person (i) into which the Collateral Custodian may be merged or consolidated, (ii) that may result from any merger or consolidation to which the Collateral Custodian shall be a party, or (iii) that may succeed to all or substantially all of the Collateral Custodian’s corporate trust services business shall be the successor to the

-163- Collateral Custodian under this Agreement without further act of any of the parties to this Agreement so long as such Person is a U.S. organized state or national bank or trust company that is not an Affiliate of the Borrower, that has a deposit rating of at least “A2” or a short-term debt rating of at least “P-1” by Moody’s (or such lower ratings as approved in writing by the Administrative Agent) and capital and surplus of at least U.S.$100,000,000 and that satisfactorily passes KeyBank compliance. Section 13.4. Collateral Custodian Removal. The Collateral Custodian may be removed, by the Administrative Agent by thirty (30) days’ notice given in writing to the Collateral Custodian (the “Collateral Custodian Termination Notice”) upon the occurrence of an Event of Default or if the Collateral Custodian fails to perform its obligations hereunder; provided that notwithstanding its receipt of a Collateral Custodian Termination Notice, the Collateral Custodian shall continue to act in such capacity until a successor Collateral Custodian has been appointed, has agreed to act as Collateral Custodian hereunder, and has received all Loan Documents held by the previous Collateral Custodian. Section 13.5. Limitation on Liability. (a) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and that in good faith it reasonably believes to be genuine and that has been signed by the proper party or parties, not only as to due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein. Neither the Collateral Custodian nor the Administrative Agent shall be responsible for the content or accuracy of any such documents provided to the Collateral Custodian or the Administrative Agent, and neither the Collateral Custodian nor the Administrative Agent shall be required to recalculate, certify, or verify any information contained therein. The Collateral Custodian may rely conclusively on and shall be fully protected in acting upon (a) the written instructions of any designated officer of the Administrative Agent or, prior to the occurrence of an Event of Default, the Servicer or (b) the verbal instructions of the Administrative Agent or, prior to the occurrence of an Event of Default, the Servicer. (b) The Collateral Custodian may, at the expense of the Borrower, consult counsel satisfactory to it and the written or oral advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel. (c) The Collateral Custodian shall not be required to take any action hereunder or pursuant to any written instruction delivered in accordance with the provisions hereof if the Collateral Custodian shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Collateral Custodian or is contrary to the terms hereof or is otherwise contrary to law. (d) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may do or refrain from doing in connection herewith, except in the case of its

-164- willful misconduct, bad faith or grossly negligent performance or omission of its duties and in the case of its grossly negligent performance of its duties in taking and retaining custody of the Loan Documents (in any case, as determined in a final, non-appealable adjudication by a court of competent jurisdiction). Under no circumstances will the Collateral Custodian be liable for punitive, indirect, special, consequential or incidental damages, such as loss of use, revenue or profit, irrespective of whether the Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action. (e) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) (x) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Collateral, or the creation, maintenance, enforceability, existence, validity, adequacy, priority or perfection of any Collateral or any lien upon, or security interest in, any Collateral, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Collateral, or (y) with respect to whether a document originated, executed or maintained in Electronic Form or the custodial procedures set forth herein (i) complies with all applicable federal and state laws and regulations, including the ESIGN Act, UETA or any other law relating to electronic transactions or the electronic transmission of records, (ii) complies with any laws or regulations related to customer information and personally identifiable information of an underlying Obligor or (iii) are sufficient to create a perfected security interest under the UCC. The Collateral Custodian shall have no responsibilities or duties with respect to any Required Loan Document while such Required Loan Document is not in its physical possession. Except as expressly set forth in this Agreement, the Collateral Custodian shall not have any duty to verify (i) any information with respect to any document contained in any purported set of Loan Documents it receives, (ii) the contents of any such document, or (iii) any other criteria with respect to such Loan Documents. Except as expressly set forth in this Agreement, the Collateral Custodian shall have no liability for or obligation with respect to, and has not made any determination, representation or warranty as to (i) the monitoring, preparation, filing, correctness or accuracy of any financing statement, continuation statement or recording of any document (including this Agreement) or instrument in any public office at any time; (ii) whether any Loan Documents are originals, have been properly completed or signed; are appropriate for the represented purpose, or have been recorded or filed (or recorded or filed in the appropriate jurisdiction or office); or (iii) the correctness or enforceability of the recitals contained in this Agreement or in any related document. (f) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no duties (including fiduciary duties), liabilities, covenants or obligations shall be implied in this Agreement against the Collateral Custodian. (g) The Collateral Custodian has the right to request, rely on and act in accordance with certificates or opinions of legal counsel, and shall incur no liability in acting in accordance with such certificates or opinions (the costs of such certificates or opinions to be paid by the Borrower). (h) The Collateral Custodian shall not be required to expend or risk its own funds

-165- in the performance of its duties hereunder. (i) The Collateral Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement other than for the Collateral Custodian’s compensation or for reimbursement of expenses hereunder. (j) The Collateral Custodian shall not be charged with any knowledge held by or imputed to any of any other Person other than itself, in its capacity as the Collateral Custodian. The Collateral Custodian shall not be deemed to have knowledge of, or be required to act, based on any event (including any Event of Default) unless a Responsible Officer receives written notice or has actual knowledge of such event. The delivery or availability of reports or other documents (including news or other publicly available reports or documents, or any reports or documents delivered to the Collateral Custodian pursuant to this Agreement or related agreements or documents) to the Collateral Custodian shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information that this Agreement specifically requires the Collateral Custodian to examine in such report or document and to take an action with respect thereto. Knowledge or information acquired by (i) Computershare in any of its respective capacities hereunder or under any other Transaction Document or other document related to this transaction shall not be imputed to Computershare in any of its other capacities hereunder or under such other documents except to the extent their respective duties are performed by Responsible Officers in the same division of Computershare, and vice versa, and (ii) any Affiliate of Computershare shall not be imputed to Computershare in any of its respective capacities. (k) The right of the Collateral Custodian to perform any discretionary or permissive act enumerated in this Agreement or any other agreement, document or instrument shall not be construed as a duty, and the Collateral Custodian shall not be personally liable or accountable for the performance of any such act except to the extent that such act constituted gross negligence, willful misconduct or bad faith (in each case as determined by a final, non-appealable order from a court of competent jurisdiction). In the event that any provision of this Agreement implies or requires that action or forbearance from action be taken by a party but is silent as to which party has the duty to act or refrain from acting, the parties hereto agree that the Collateral Custodian shall not be the party required to take the action or refrain from acting. (l) The Collateral Custodian hereby is authorized and directed to execute and deliver the Transaction Documents to which it is a party, each in the form presented to it by the Borrower, the Administrative Agent or any of its purported representatives. (m) The Collateral Custodian shall not be liable for, and shall have no duty to supervise or monitor, the default, misconduct or any other action or omission of any other party to this Agreement or any other Person, and the Collateral Custodian may assume such Person’s performance of their respective obligations. (n) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties

-166- hereto or any parties to the Collateral. (o) The Collateral Custodian may assume the genuineness of any such Required Loan Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each Required Loan Document it may receive is what it purports to be. If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, or Contract (in the case of an Equipment Finance Loan), is or shall be or become available with respect to any Collateral to be held by the Collateral Custodian under this Agreement, it shall be the sole responsibility of the Borrower to make or cause delivery thereof to the Collateral Custodian, and the Collateral Custodian shall not be under any obligation at any time to determine whether any such original security or instrument or Contract (in the case of an Equipment Finance Loan) has been or is required to be issued or made available in respect of any Collateral or to compel or cause delivery thereof to the Collateral Custodian. Without prejudice to the generality of the foregoing, the Collateral Custodian shall be without liability to the Borrower, the Servicer, the Administrative Agent or any other Person for any damage or loss resulting from or caused by events or circumstances beyond the Collateral Custodian’s reasonable control, including any force majeure event, nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of the normal procedures and practices of any securities market, wire facilities, power, mechanical, communications or other technological failures or interruptions, loss or malfunction of utilities or computer software or hardware, including computer viruses or the like, fires, floods, earthquakes or other natural disasters, civil and military disturbance, acts of war or terrorism, riots, revolution, acts of God, work stoppages, strikes, epidemics, pandemics, quarantines, accidents, disease, national disasters of any kind, or other similar events or acts; errors by the Borrower, the Servicer or the Administrative Agent (including any Responsible Officer of any thereof) in its instructions to the Collateral Custodian; or changes in applicable present or future law, regulation or orders. (p) In the event that (i) the Borrower, the Servicer, the Administrative Agent, Lenders, a Successor Servicer or the Collateral Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Loan or Required Loan Document or (ii) a third party shall institute any court proceeding by which any Required Loan Document shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings. The Collateral Custodian shall, to the extent permitted by law, continue to hold and maintain all the Required Loan Document that are the subject of such proceedings pending a final, non-appealable order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Collateral Custodian shall dispose of such Required Loan Document as directed by the Administrative Agent, which shall give a direction consistent with such determination. Expenses of the Collateral Custodian incurred as a result of such proceedings shall be borne by the Borrower. (q) Notwithstanding anything provided elsewhere herein or in any Transaction Document, in no event shall Computershare, individually or in any of its capacities, (i) have any responsibility, obligation or liability related to, or have any duty to make any determination related to the Term SOFR Reference Rate or any replacement or successor index or benchmark, (ii) be

-167- under any obligation to monitor, determine or verify the unavailability or cessation of the Term SOFR Reference Rate (or other applicable index or benchmark), or to give notice to any other Person thereof, (iii) be liable for any inability, failure or delay on its part to perform any of its duties set forth in the Transaction Documents as a result of the unavailability of the Term SOFR Reference Rate (or other applicable index or benchmark), (iv) have any responsibility, obligation or liability related to determining whether or what conforming changes to this Agreement are necessary or advisable, if any, in connection with any of the foregoing or (v) have any liability for entering into, or the contents of, any conforming changes to this Agreement. (r) Attached as Exhibit J-I, Exhibit J-II and Exhibit J-III are lists of the authorized representatives of the Borrower, the Servicer and the Administrative Agent (the “Authorized Representatives”), authorized to give approvals or instructions under this Agreement, and the Collateral Custodian shall be entitled to rely on written communications (including in the form of electronic mail) from an Authorized Representative with respect to the rights and obligations of any such Persons under this Agreement, until the earlier of the termination of this Agreement in accordance with the terms hereof or notification by an Authorized Representative of a change of Authorized Representatives. (s) The Collateral Custodian will perform of its services hereunder through its corporate trust services department or document custody department, as applicable (including, as applicable, any agents or affiliates utilized thereby). (t) The Collateral Custodian may retain subcontractors, agents, attorneys, Collateral Custodians, Affiliates, or nominees by agreement, power of attorney or otherwise to assist the Collateral Custodian in performing its duties under this Agreement; provided, however, that any delegation of duties to any subcontractor, agent, attorney, Collateral Custodian or nominee shall not relieve the Collateral Custodian of any of its obligations hereunder; provided, further, that the Collateral Custodian shall not be liable for the supervisions, actions, inaction, conduct or misconduct of any subcontractors, agents, attorneys, Collateral Custodians or nominees selected by the Collateral Custodian with due care. (u) The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Collateral Custodian is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Collateral Custodian. Each party hereby agrees that it shall provide the Collateral Custodian with such identifying information and documentation as the Collateral Custodian may request from time to time in order to enable the Collateral Custodian to comply with all applicable requirements of AML Law. (v) The Collateral Custodian shall have no notice of, shall not be subject to, and shall not be required to comply with, any other agreement unless the Collateral Custodian in any capacity is a party thereto and has executed the same, even though reference thereto may be made herein.

-168- (w) The Collateral Custodian shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise act in relation to this Agreement, including at the request, order or direction of a party hereto unless the Collateral Custodian has or has been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Collateral Custodian therein or thereby. (x) The Collateral Custodian shall have no obligation to administer, service, or collect on the Loans, or to maintain, monitor or otherwise supervise the administration, servicing or collections of the Loans. (y) Notwithstanding anything herein contained to the contrary, neither Computershare nor any successor thereto, nor the Collateral Custodian shall be required to take any action in any jurisdiction if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any State or other governmental authority or agency of any jurisdiction; (ii) result in any fee, tax or other governmental charge becoming payable by Computershare (or any successor thereto); or (iii) subject Computershare (or any successor thereto) to personal jurisdiction in any jurisdiction for causes of action arising from acts unrelated to the consummation of the transactions by Computershare (or any successor thereto) or the Collateral Custodian, as the case may be, contemplated hereby. (z) To the extent of any ambiguity in the interpretation of any definition, provision or term contained in this Agreement or to the extent more than one methodology can be used to make any of the determinations or calculations set forth herein, the Collateral Custodian may request direction from the Administrative Agent as to the interpretation or methodology to be used, and the Collateral Custodian shall be entitled to conclusively rely thereon without any responsibility or liability therefor. If the Collateral Custodian shall not have received appropriate instruction from the Administrative Agent within ten (10) days of its request for instruction (or within such shorter period of time as reasonably may be specified in such request or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Transaction Documents, and shall have no liability to any Person for such action or inaction. (aa) Each of the parties hereto hereby agrees that (x) the Collateral Custodian (A) has not provided nor will it provide in the future, any advice, counsel or opinion regarding this Agreement or the transactions contemplated hereby, including, but not limited to, with respect to the tax (including gift tax and estate tax), financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement, or the initial and ongoing selection and monitoring of financing arrangements, (B) has not made any investigation as to the accuracy or completeness of any representations, warranties or other obligations of any Person under this Agreement or any other document or instrument (other than the Collateral Custodian’s representations and warranties expressly set forth in this Agreement) and shall not have any liability in connection therewith and (C) has not prepared or verified, nor shall it be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement; and (y) it will

-169- make its own decisions regarding its rights and protections and will not rely on the Collateral Custodian regarding such decisions. (bb) The Borrower shall indemnify and hold the Collateral Custodian harmless from all Indemnified Amounts to the extent set forth in Section 9.1 and subject to all of the exclusions and other terms of such Section 9.1. All amounts payable to Collateral Custodian pursuant to Section 9.1 shall be subject to the priorities of payment in Section 2.8, provided, however, that to the extent such amounts are not promptly paid pursuant to Section 2.8 such amounts shall remain recourse obligations of the Borrower due and owing to the Collateral Custodian. The indemnification provided to the Collateral Custodian hereunder shall survive the resignation or removal of the Collateral Custodian and the termination or assignment of this Agreement. (cc) If at any time the Collateral Custodian is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any property held by it hereunder (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any property), the Collateral Custodian is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Collateral Custodian complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Collateral Custodian shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect. (dd) The Collateral Custodian shall not be liable for failing to comply with its obligations under this Agreement in so far as the performance of such obligations is dependent upon the timely receipt of instructions and/or other information from any other person which are not received or not received by the time required. (ee) The rights, protections, privileges and immunities provided to the Collateral Custodian in this Article XIII shall apply to the Collateral Custodian’s rights, powers, obligations and duties under this Agreement notwithstanding anything herein to the contrary. Section 13.6. Resignation of the Collateral Custodian. The Collateral Custodian may resign as the Collateral Custodian hereunder for any reason upon sixty (60) days’ prior written notice to the other parties hereto. To the extent permitted by Applicable Law, no such resignation shall become effective until a successor Collateral Custodian shall have assumed the responsibilities and obligations of the Collateral Custodian hereunder; provided, that, if no successor Collateral Custodian is timely appointed, and shall have timely accepted such appointment, then the Collateral Custodian may, at the sole expense of the Borrower (including with respect to attorney’s fees and expenses), petition any court of competent jurisdiction for the appointment of a successor Collateral Custodian. Section 13.7. Release of Documents.

-170- (a) Release for Servicing. From time to time and as appropriate for the enforcement or servicing of any of the Collateral, the Collateral Custodian is hereby authorized to, and shall, upon receipt from the Borrower and the Administrative Agent of a joint written request to release Loan Documents in the form of Exhibit G (each, a “Request of Release of Loan Documents”), release to the Borrower within two (2) Business Days of receipt of such Request of Release of Loan Documents, the related Loan Documents or the documents set forth in such Request of Release of Loan Documents; provided, however, that if the Borrower and the Administrative Agent deliver any such Request of Release of Loan Documents with respect to Loan Documents for more than twenty-five (25) Loans, then the two (2) Business Days period shall be a time period that is mutually acceptable to the Borrower, the Administrative Agent and the Collateral Custodian (which acceptance may be conclusively confirmed by e-mail). All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Administrative Agent in accordance with the terms of this Agreement. The Borrower shall return to the Collateral Custodian the Loan Documents or other such documents (i) promptly upon the request of the Administrative Agent, or (ii) when the Borrower’s need therefor in connection with such enforcement or servicing no longer exists, unless the Loan shall be liquidated or sold, in which case, upon receipt of an additional Request of Release of Loan Documents signed by the Borrower and the Administrative Agent certifying as to such liquidation or sale, the Loan Documents subject to such liquidation or sale shall be released by the Collateral Custodian to the Borrower. (b) Release for Payment. Upon receipt by the Collateral Custodian of a Request of Release of Loan Documents signed by the Borrower and the Administrative Agent that includes a statement to the effect that all amounts received in connection with such payment or repurchase have been credited to the Collection Account as provided in this Agreement, the Collateral Custodian shall promptly release the related Loan Documents to the Borrower. Section 13.8. Return of Loan Documents. The Borrower may require that the Collateral Custodian return each Required Loan Document (as applicable), respectively (a) delivered to the Collateral Custodian in error, (b) as to which the lien on the Related Property has been so released pursuant to Section 6.3, (c) that has been the subject of a Discretionary Sale or Substitution pursuant to Section 2.14 and Section 2.15 or (e) that is required to be redelivered to the Borrower in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Administrative Agent a written Request of Release of Loan Documents (signed by both the Borrower and the Administrative Agent) specifying the Collateral to be so returned and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall within two (2) Business Days of its receipt of each such Request of Release of Loan Documents executed by the Borrower and the Administrative Agent return the Loan Documents so requested to the Borrower; provided, however, that if the Borrower and the Administrative Agent deliver any such Request of Release of Loan Documents with respect to Loan Documents for more than twenty-five (25) Loans, then the two (2) Business Day period shall be a time period that is mutually acceptable to the Borrower, the Administrative Agent and the Collateral Custodian (which acceptance may be conclusively confirmed by e-mail). Section 13.9. Access to Certain Documentation and Information Regarding the Collateral;

-171- Audits. (a) The Servicer, the Borrower and the Collateral Custodian shall provide to the Administrative Agent access to the Loan Documents and all other documentation regarding the Collateral including in such cases where the Administrative Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only upon two (2) Business Days’ prior written request; provided that the Administrative Agent may, and shall upon request of any Lender, permit each Lender to be included on any such review, and shall use commercially reasonable efforts to schedule any review on a day when Lenders desiring to participate in such review may be included. The fees and expenses of the Collateral Custodian incurred under this Section 13.9(a) shall be borne by the Borrower. (b) Without limiting the foregoing provisions of Section 13.9(a), from time to time on request of the Administrative Agent, the Collateral Custodian shall permit certified public accountants or other independent auditors acceptable to the Administrative Agent to conduct a review of the Loan Documents and all other documentation regarding the Collateral. One such review per fiscal year shall be at the expense of the Borrower and additional reviews in a fiscal year shall be at the expense of the requesting Lender(s); provided that, after the occurrence and during the continuance of an Event of Default, any such reviews, regardless of frequency, shall be at the expense of the Borrower. (c) Notwithstanding anything to the contrary herein, (i) any such access or review provided for in this Section 13.9 (A) shall be during normal business hours and subject to reasonable prior written notice, (B) shall not interfere with the normal business operations of the Collateral Custodian, and (C) shall comply with the rules of the Collateral Custodian respecting safety and security, and (ii) the Collateral Custodian shall not be required to disclose, permit the inspection or examination of any document, information or other matter (A) that constitutes trade secrets or proprietary information, (B) in respect of which disclosure is prohibited by law or any binding confidentiality agreement, or (C) that is subject to attorney-client or similar privilege or constitutes attorney work product. Neither this Section 13.9 nor any other provision of this Agreement shall be construed to give rise to a right, expectation, or other entitlement on the part of any Person to inspect, examine, access, or visit any Computershare data center, Computershare computer system, or other secure Computershare facility. Section 13.10. Representations and Warranties of the Collateral Custodian. As of the date hereof, the Collateral Custodian in its individual capacity and as Collateral Custodian represents and warrants as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing national banking association under the laws of the United States. It has full power, authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this Agreement. (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by all

-172- necessary trust action on its part, either in its individual capacity or as Collateral Custodian, as the case may be. (c) No Conflict. To the actual knowledge of a Responsible Officer, the execution and delivery of this Agreement, the performance of the transactions contemplated hereby and the fulfillment of the terms hereof, in each case by the Collateral Custodian, will not conflict with, result in any breach of its organizational documents or any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Collateral Custodian is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement by the Collateral Custodian, the performance of the transactions contemplated hereby to be performed by it and the fulfillment of the terms hereof applicable to it will not conflict with or violate, in any material respect, any Applicable Law as to the Collateral Custodian. (e) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Collateral Custodian, required in connection with the execution and delivery of this Agreement, the performance by the Collateral Custodian of the transactions contemplated hereby and the fulfillment by the Collateral Custodian of the terms hereof have been obtained. (f) Validity, Etc. The Agreement constitutes the legal, valid and binding obligation of the Collateral Custodian, enforceable against the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by applicable Insolvency Laws and general principles of equity (whether considered in a suit at law or in equity). Section 13.11. Covenants of the Collateral Custodian. The Collateral Custodian hereby covenants that: (a) Compliance with Law. The Collateral Custodian will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Collateral Custodian will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and in each other jurisdiction where failure to preserve and maintain such existence, rights, franchises and privileges has had, or could reasonably be expected to have, a Material Adverse Effect. (c) Location of Loan Documents. Subject to Section 13.7, the Loan Documents shall remain at all times in the possession of the Collateral Custodian at the Custody Facilities unless notice of a different address is given in accordance with the terms hereof or unless the Administrative Agent agrees to allow certain Loan Documents to be released to the Servicer on a temporary basis in accordance with the terms hereof, except as such

-173- Loan Documents may be released pursuant to this Agreement. (d) Loan Documents. The Collateral Custodian will not dispose of any documents constituting the Loan Documents in any manner that is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement. [SIGNATURE PAGES TO FOLLOW]

SIGNATURE PAGE TO CREDIT AGREEMENT IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: EPT SPV 16 SUB (US) LLC By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By:____________________________________ Name: Sarah Stanton Title: Chief Compliance Officer EPT SPV 16 SUB (US) LLC c/o Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC) 1 N. 1ST ST., SUITE 302 Phoenix, AZ 85004 Attn: General Counsel Phone: Fax: email: 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Attn: Taylor Pine, Principal Phone: email:

SERVICER: TRINITY CAPITAL ADVISER LLC By:____________________________________ Name: Sarah Stanton Title: General Counsel, Chief Compliance Officer and Secretary TRINITY CAPITAL ADVISER LLC 1 N. 1st St., Suite 302 Phoenix, AZ 85004 Attn: General Counsel Phone: Fax: email:

SIGNATURE PAGE TO CREDIT AGREEMENT ADMINISTRATIVE AGENT AND SYNDICATION AGENT: KEYBANK NATIONAL ASSOCIATION By:____________________________________ Name: _______________________________ Title: ________________________________ KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Phone: Fax:

SIGNATURE PAGE TO CREDIT AGREEMENT MANAGING AGENT for the KeyBank Lender Group: KEYBANK NATIONAL ASSOCIATION By:____________________________________ Name: _______________________________ Title: ________________________________ KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Richard Andersen Phone: Fax: LENDER for the KeyBank Lender Group: KEYBANK NATIONAL ASSOCIATION By:____________________________________ Name: _______________________________ Title: ________________________________ Commitment: $60,000,00075,000,000 KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Richard Andersen Phone: Fax:

SIGNATURE PAGE TO CREDIT AGREEMENT COLLATERAL CUSTODIAN: COMPUTERSHARE TRUST COMPANY, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS COLLATERAL CUSTODIAN By:____________________________________ Name: _______________________________ Title: ________________________________ Collateral Custodian Address: Computershare Document Custody Attn: ABS Custody 1031 10th Ave S.E. Minneapolis, MN 55414 Email: With a copy by e-mail only to (which shall not constitute notice to the Collateral Custodian): K&L Gates LLP Attention: Scott Waxman, Esq. E-mail:

EXHIBIT A-1 FORM OF BORROWER NOTICE Date:________, 20__ KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Richard Andersen Phone: (720) 304-1247 Fax: (216) 370-9166 E-mail: LAS.OPERATIONS.KEF@key.com Computershare Document Custody Attn: ABS Custody 1031 10th Ave S.E. Minneapolis, MN 55414 Email: abs.custody.vault@Computershare.com Reference is made to that certain Credit Agreement, dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. The Borrower hereby gives you irrevocable notice, pursuant to Section 2.2, that it requests an Advance under the Credit Agreement. The Borrower hereby certifies as follows: 1. The Borrower hereby requests an Advance in the principal amount of $________. 2. The Borrower hereby requests that such Advance be made on the following date: _____________. 3. After giving effect to this Advance, the aggregate principal amount of the Advances will be $__________. 4. Before giving effect to such Advance and the Borrower’s use of the proceeds thereof, (a) the attached Schedule A hereto is a true, correct and complete calculation of the Borrowing Base and all components thereof, including without limitation, compliance with Eligible Loan criteria, and calculation of the Borrowing Base Test and the Collateral Quality Test and (b) (x) the Borrowing Base Test is satisfied and (y) the Collateral Quality Test is satisfied (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA

Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such Advance and any related acquisition of Transferred Loans, is improved after giving effect to such Advance and any related acquisition of Transferred Loans), in each case, as calculated as of the date hereof. 5. After giving effect to such Advance and the Borrower’s use of the proceeds thereof, (a) the attached Schedule A hereto is a true, correct and complete calculation of the Borrowing Base and all components thereof, including without limitation, compliance with Eligible Loan criteria, and calculation of the Borrowing Base Test and the Collateral Quality Test and (b) (x) the Borrowing Base Test is satisfied and (y) the Collateral Quality Test is satisfied (or, if the Collateral Quality Test is not satisfied, each of the Weighted Average Remaining Maturity, the Weighted Average Spread, the Weighted Average Risk Rating, the Weighted Average LTV, the Weighted Average Total Funded Debt to TTM EBITDA Ratio and the Weighted Average Total Funded Debt to TTM Recurring Revenue Ratio components thereof, then in effect and prior to giving effect to such Advance and any related acquisition of Transferred Loans, is improved after giving effect to such Advance and any related acquisition of Transferred Loans), in each case, as calculated as of the date hereof. 6. The attached Schedule B hereto is a true, correct and complete Loan List, reflecting all Loans which will become part of the Collateral on the date hereof, each Loan reflected thereon being an Eligible Loan. 7. All of the conditions applicable to the Advance requested herein as set forth in the Credit Agreement have been satisfied as of the date hereof and will remain satisfied to the date of such Advance, including: (i) The representations and warranties set forth in Sections 4.1 and 7.8 of the Credit Agreement are true and correct on and as of such date, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date (except for representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations shall be true and correct in all respects as of such date and the related Funding Date); (ii) No event has occurred, or would result from such Advance or from the application of the proceeds therefrom, that constitutes an Event of Default or an Unmatured Event of Default; (iii) The Termination Date has not occurred; (iv) No claim has been asserted or proceeding commenced challenging enforceability or validity of any of the Transaction Documents or the Loan Documents, excluding any instruments, certificates or other documents relating to Loans that are no longer outstanding or which are no longer included in the Collateral; and

(v) No more than one other Advance has been or will be made during the calendar week of the requested Funding Date. [The Remainder Of This Page Is Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Borrower Notice this _____ day of __________, 20___. EPT SPV 16 SUB (US) LLC, as Borrower By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By:___________________________ Name: ___________________________ Title: ____________________________ [attach Borrowing Base Certificate]

SCHEDULE A [Attach Borrowing Base Calculation]

SCHEDULE B [Attach Loan List]

EXHIBIT A-2 FORM OF PREPAYMENT NOTICE Date:________, 20__ KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Richard Andersen Phone: (720) 304-1247 Fax: (216) 370-9166 E-mail: LAS.OPERATIONS.KEF@key.com Computershare Document Custody Attn: ABS Custody 1031 10th Ave S.E. Minneapolis, MN 55414 Email: abs.custody.vault@Computershare.com Reference is made to that certain Credit Agreement, dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. 1. The Borrower hereby gives notice that on __________, 202_ (the “Prepayment Date”) it will make a prepayment under the Credit Agreement in the principal amount of _____________ Dollars ($ _________) (the “Prepayment Amount”).1 2. The Borrower hereby gives notice of intent to prepay an aggregate principal amount equal to the Prepayment Amount to the Administrative Agent pursuant to Section 2.3(b) of the Credit Agreement and will remit, or cause to be remitted, the proceeds thereof to the Agent’s Account, or in the case of a Collection Account Prepayment, requests that the Administrative Agent disburse, or cause to be disbursed, the applicable portion of such Prepayment Amount from the Collection Account to each Lender’s and each Hedge Counterparty’s (as applicable) account, pursuant to the wiring instructions on file with the Administrative Agent. After giving effect to such prepayment, the attached Schedule A hereto is a true, correct and complete calculation of the Borrowing Base and all components thereof, including without limitation, the calculation of the Borrowing Base Test. 1 The Prepayment Amount shall be at least $500,000 with integral multiples of $100,000 above such amount.

3. The Borrower has complied or will comply with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of such prepayment of the Advances Outstanding, and the Borrower has paid all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any such termination.

IN WITNESS WHEREOF, the undersigned has executed this Prepayment Notice this _____ day of __________, 20___. EPT SPV 16 SUB (US) LLC, as Borrower By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By:___________________________ Name: ___________________________ Title: ____________________________ [attach Borrowing Base Certificate]

SCHEDULE A [Attach Borrowing Base Calculation]

EXHIBIT B FORM OF ASSIGNMENT AND ACCEPTANCE THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment Agreement”) is entered into as of the ___ day of ____________, 20___, by and between _____________________ (“Assignor”) and __________________ (“Assignee”). This Assignment Agreement is being executed and delivered in accordance with Section 11.1 of that certain Credit Agreement, dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement. The Assignor and the Assignee agree as follows: 1. As of the Effective Date (as defined below), the Assignor hereby absolutely and unconditionally sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse to or representation of any kind (except as set forth below) from Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement and under the other Transaction Documents equal to the percentage interest specified on Schedule I hereto, including the Assignor’s percentage interest specified on Schedule I hereto of the outstanding principal amount of the Advances made, and the Commitment of, the Assignor to the Borrower (such rights and obligations assigned hereby being the “Assigned Interests”). After giving effect to such sale, assignment and assumption, the Assignee’s “Percentage” will be as set forth on Schedule I hereto. 2. The Assignor (i) represents and warrants that immediately prior to the Effective Date it is the legal and beneficial owner of the Assigned Interest free and clear of any Lien created by the Assignor; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security or ownership interest created or purported to be created under or in connection with, the Transaction Documents or any other instrument or document furnished pursuant thereto or the condition or value of the Assigned Interest, Collateral relating to the Borrower, or any interest therein; and (iii) makes no representation or warranty and assumes no responsibility with respect to the condition (financial or otherwise) of the Borrower, the Administrative Agent, the Servicer or any other Person, or the performance or observance by any Person of any of its obligations under any Transaction Document or any instrument or document furnished pursuant thereto.

3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Transaction Documents, together with copies of any financial statements delivered pursuant to Section 7.11 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under or in connection with any of the Transaction Documents; (iii) appoints and authorizes the Administrative Agent and the [__________] Managing Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Transaction Documents as are delegated to the Administrative Agent and such Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Transaction Documents are required to be performed by it as a Lender. 4. The Assignee, by checking the box below, (i) acknowledges that it is required to be a Qualified Purchaser for purposes of the 1940 Act and a QIB as defined in Rule 144A under the Securities Act of 1933 at the time it becomes a Lender and on each date on which an Advance is made under the Credit Agreement and (ii) represents and warrants to the Assignor, the Borrower and the Administrative Agent that the Assignee is a Qualified Purchaser: By checking this box, the Assignee represents and warrants that it is a Qualified Purchaser and a QIB. 5. Following the execution of this Assignment Agreement, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment Agreement (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless a later effective date is specified on Schedule I hereto. 6. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to and bound by the provisions of the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under any other Transaction Document, (ii) without limiting the generality of the foregoing, the Assignee expressly acknowledges and agrees to its obligations of indemnification to the Administrative Agent pursuant to and as provided in Section 10.6 of the Credit Agreement, and (iii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and under any other Transaction Document. 7. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Borrower shall make all payments under the Credit Agreement in respect of the Assigned Interest to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the

Assigned Interests for periods prior to the Effective Date directly between themselves. 8. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. 9. Each of the Borrower, the Servicer, the Collateral Custodian and the Administrative Agent is an express third-party beneficiary of this Assignment Agreement, with full rights as if it were a party hereto. 10. This Assignment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule I to this Assignment Agreement by telecopier or other electronic format shall be effective as a delivery of a manually executed counterpart of this Assignment Agreement.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment Agreement to be executed by their officers thereunto duly authorized as of the date specified thereon. ASSIGNOR: [INSERT NAME OF ASSIGNOR], as Assignor By ____________________________________ Authorized Signatory ASSIGNEE: [INSERT NAME OF ASSIGNEE] as Assignee By ____________________________________ Authorized Signatory Accepted this ___ day of __________, 20__ KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By ___________________________________ Authorized Signatory [Consented to this ___ day of _________, 20__ EPT SPV 16 SUB (US) LLC, as Borrower By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By ___________________________________ Name: ______________________________ Title: ______________________________]2 2 Insert in an Assignment Agreement if Borrower consent is required under the terms of the Credit Agreement.

SCHEDULE I TO ASSIGNMENT AGREEMENT LIST OF LENDING OFFICES, ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS Date: _______________, 20__ Percentage interest transferred by Assignor: ________% A-1 A-2 B-1 B-2 Assignor Commitment (prior to giving effect to the Assignment Agreement) Commitment (after giving effect to the Assignment Agreement) Outstanding Advances (if any) Ratable Share of Outstanding Advances A-2 B-1 B-2 Assignee Commitment (after giving effect to the Assignment Agreement) Outstanding Advances (if any) Ratable Share of Outstanding Advances Assignee Address for Notices ____________________ ____________________ Attention: ____________________ Phone:____________________ Fax:____________________

EXHIBIT C FORM OF JOINDER AGREEMENT Reference is made to the that certain Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Credit Agreement. __________________ (the “New Managing Agent”), __________________ (the “New Lender[s]”; and together with the New Managing Agent, the “New Lender Group”), the Administrative Agent, the Borrower and the Servicer agree as follows: 1. Borrower has requested that the New Lender Group become a “Lender Group” under the Credit Agreement. 2. The effective date (the “Joinder Date”) of this Joinder Agreement shall be the date on which (i) a fully executed copy of this Joinder Agreement is delivered to, and consented to by, the Administrative Agent and (ii) the conditions set forth in Section 2.3(c) of the Credit Agreement have been satisfied, the Borrower’s executed consent to this Joinder Agreement being a representation and warranty of the Borrower that such conditions set forth in Section 2.3(c) of the Credit Agreement have been satisfied. 3. By executing and delivering this Joinder Agreement, both the New Managing Agent and the New Lender[s] (i) confirms that it has received a copy of the Credit Agreement and such Transaction Documents and other documents and information requested by it, and that it has, independently and without reliance upon the Borrower, the Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documentation and information as it has deemed appropriate, made its own decision to enter into this Joinder Agreement; (ii) agrees that it shall, independently and without reliance upon the Borrower, the Servicer, any Lender, any Managing Agent or the Administrative Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and any of the Transaction Documents; (iii) appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement and the Transaction Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Managing Agent and a Lender, respectively; (v) specifies as its address for notices the office set forth beneath its name on the signature pages of this Joinder Agreement; and (vi), in the case of the New Lender[s], appoints and authorizes the New Managing Agent as its Managing Agent to take such action as a managing agent on its behalf and to exercise such powers under the Credit Agreement, as are delegated to the Managing Agents by the terms thereof.

4. On the Joinder Date of this Joinder Agreement, both of the New Managing Agent and the New Lender[s] shall join in and be a party to the Credit Agreement and, to the extent provided in this Joinder Agreement, shall have the rights and obligations of a Managing Agent and a Lender, respectively, under the Credit Agreement. 5. This Joinder Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 6. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. 7. Each of the New Lender[s] and New Managing Agent represents and warrants for the benefit of Administrative Agent and Borrower that such New Lender meets the definition of Eligible Assignee in the Credit Agreement. IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be executed by their respective officers thereunto duly authorized, as of the date first below written, such execution being made on Schedule I hereto. * * * * *

Schedule I to Joinder Agreement Dated ______ __, 20__ Section 1. The “Commitment[s]” with respect to the New Lender[s] [is][are]: [New Lender] $[______________] Section 2. The “Group Advance Limit” with respect to the New Lender Group is $[_____]. NEW LENDER[S]: [NEW LENDER] By:_______________________ Name: Title: Address for notices: [Address] NEW MANAGING AGENT: [NEW MANAGING AGENT] By:_______________________ Name: Title: Address for notices: [Address]

Consented to this ___ day of ___________, 20__ by: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By:_______________________ Name: Title: EPT SPV 16 SUB (US) LLC, as Borrower By: By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By:_______________________ Name: Title: TRINITY CAPITAL ADVISER LLC, as Servicer By:_______________________ Name: Title:

EXHIBIT D FORM OF MONTHLY REPORT On File with Administrative Agent, Borrower and Servicer

EXHIBIT E FORM OF SERVICER’S CERTIFICATE This Servicer’s Certificate is delivered pursuant to the provisions of Section 7.11(b) of that certain Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian. This Borrower’s Certificate relates to the applicable Settlement Period and related Reporting Date, and the Monthly Report for such Settlement Period, which Monthly Report is set forth on attached Schedule A. A. Capitalized terms used and not otherwise defined herein have the meanings assigned them in the Credit Agreement. References herein to certain subsections are referenced to the respective subsections of the Credit Agreement. B. The undersigned is the Servicer under the Credit Agreement. C. The undersigned hereby certifies to the Administrative Agent and the Secured Parties that all of the foregoing information and all of the information set forth on attached Schedule A is true and accurate in all material respects of the date hereof. IN WITNESS WHEREOF, the undersigned has caused this Servicer’s Certificate to be duly executed this _____ day of _______, 20__. TRINITY CAPITAL ADVISER LLC, as Servicer By: ___________________________ Name:___________________________ Title: ____________________________

Schedule A Monthly Report [Attached]

EXHIBIT F [RESERVED]

EXHIBIT G FORM OF RELEASE OF LOAN DOCUMENTS [Delivery Date] Computershare Document Custody Attn: ABS Custody 1031 10th Ave S.E. Minneapolis, MN 55414 Email: abs.custody.vault@Computershare.com Re: Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian (the “Collateral Custodian”) Ladies and Gentlemen: In connection with the administration of the Loan Documents held by Computershare Trust Company, N.A. as the Collateral Custodian on behalf of the Administrative Agent as agent for the Secured Parties, under the Credit Agreement, we request the release of the Loan Documents (or such documents as specified below) for the Transferred Loans described below, for the reason indicated. All capitalized terms used but not defined herein shall have the meaning provided in the Credit Agreement. Obligor’s Name, Address & Zip Code: Loan Identification Number: Loan Documents to be released: Reason for Requesting Loan Documents (check one) ____ 1. Transferred Loan paid in full. (The Borrower and the Servicer each hereby certifies that all amounts received in connection with such Transferred Loan have been credited to the Collection Account.) _____ 2. Transferred Loan liquidated by ____________________________. (The Borrower and the Servicer each hereby certifies that all proceeds (net of liquidation expenses which the Servicer may retain to pay such expenses) of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account.)

____ 3. Transferred Loan in foreclosure. ____ 4. Delivered in Error. ____ 5. Substitution. ____ 6. Failure to satisfy Review Criteria. ____ 7. Repurchased. ____ 8. Discretionary Sale. ____ 9. Termination of Agreement. ____ 10. Servicing. ____ 11. Other (explain). ____________________________________________________ ____________________________________________________ ____________________________________________________ If box 1, 2, 4, 5, 6, 7, 8 or 9 above is checked, and if all or part of the Loan Documents were previously released to us, please release to us the Loan Documents, requested in our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Transferred Loan. If box 3, 10 or 11 above is checked, we will return of all of the above Loan Documents to you as the Collateral Custodian (i) promptly upon the request of the Administrative Agent or (ii) when our need therefor no longer exists. [Remainder of Page Intentionally Left Blank]

EPT SPV 16 SUB (US) LLC, as the Borrower By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By:____________________________________ Name: ______________________________ Title: TRINITY CAPITAL ADVISER LLC, as the Servicer By:__________________________________ Name: ______________________________ Title: _______________________________ Consent of Administrative Agent: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent By:_________________________________ Name: ___________________________ Title: ____________________________

EXHIBIT H FORM OF BORROWING BASE CERTIFICATE On File with Administrative Agent, Borrower and Servicer

EXHIBIT I FORM OF CUSTODIAL CERTIFICATE [Date] EPT SPV 16 SUB (US) LLC c/o Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC) 1 N. 1st St., Suite 302, Phoenix, AZ 85004 Attn: General Counsel Phone: Fax: email: TRINITY CAPITAL ADVISER LLC 1 N. 1st St., Suite 302, Phoenix, AZ 85004 Attn: General Counsel Phone: Fax: email: KEYBANK NATIONAL ASSOCIATION 1000 McCaslin Boulevard Superior, Colorado 80027 Attn: Phone: Fax: E-mail: Re: Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian (the “Collateral Custodian”). All capitalized terms used but not defined herein shall have the meaning provided in the Credit Agreement. Ladies and Gentlemen: In accordance with the provisions of Section 13.2(b) of the above-referenced Credit Agreement, the undersigned, as Collateral Custodian, hereby certifies and confirms that with respect to each of the Required Loan Documents listed on the Loan Checklist annexed hereto as Schedule 1, except as noted on the report of exceptions attached hereto as Schedule 2; (i) all Required Loan Documents required to be delivered to the Collateral Custodian pursuant to Credit Agreement are in the Collateral Custodian’s possession; and (ii) all Required Loan Documents delivered to the Collateral Custodian related to each such Transferred Loan have satisfied the Review Criteria. The Collateral Custodian shall have no liability for or obligation with respect to, and shall not be construed or obliged to make any representation or warranty as to: (i) the validity, sufficiency, marketability, genuineness, value, contents or enforceability of any Collateral or Required Loan Document; (ii) the validity, adequacy or perfection of any lien upon or security interest purported to be evidenced or created thereby; or (iii) to determine that the contents of any Collateral or Required Loan Documents are appropriate for the represented purpose or that any Collateral or Required Loan Document has actually been recorded or filed, as maybe applicable, or that any Collateral or Required Loan Document is other than what it purports on its face to be. COMPUTERSHARE TRUST COMPANY, N.A., not in its individual capacity, but solely as Collateral Custodian By:____________________________________ Name: _______________________________ Title: ________________________________

Schedule 1 to Exhibit I [Loan Checklist attached]

Schedule 2 to Exhibit I [Exceptions Report]

EXHIBIT J-I AUTHORIZED REPRESENTATIVES - BORROWER November 12, 2024 Computershare Trust Company, N.A., as Collateral Custodian Re: Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian (the “Collateral Custodian”) Ladies and Gentlemen: The Borrower hereby authorizes, for all purposes of the Credit Agreement, Computershare Trust Company, N.A., as the Collateral Custodian, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of the Fund, as the sole and managing member of the Borrower: Name Title Specimen Signature Phone Number and Email Sarah Stanton Chief Compliance Officer 520.808.6493 sstanton@trincapinvestment.com Michael Testa Chief Financial Officer 973.997.9271 mtesta@trincapinvestment.com Very truly yours, EPT SPV 16 SUB (US) LLC, as Borrower By: Eagle Point Trinity Senior Secured Lending Company (f/k/a EPT 16 LLC), its sole and managing member By: Name: Sarah Stanton Title: Chief Compliance Officer

EXHIBIT J-II AUTHORIZED REPRESENTATIVES - SERVICER November 12, 2024 Computershare Trust Company, N.A., as Collateral Custodian Re: Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian (the “Collateral Custodian”) Ladies and Gentlemen: The Servicer hereby authorizes, for all purposes of the Credit Agreement, Computershare Trust Company, N.A., as the Collateral Custodian, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of the Servicer: Name Title Specimen Signature Phone Number and Email Sarah Stanton General Counsel, Chief Compliance Officer and Secretary Michael Testa Chief Financial Officer and Treasurer Very truly yours, Trinity Capital Adviser LLC, as Servicer By: Name: Sarah Stanton Title: General Counsel, Chief Compliance Officer and Secretary

EXHIBIT J-III AUTHORIZED REPRESENTATIVES - ADMINISTRATIVE AGENT November 12, 2024 Computershare Trust Company, N.A., as Collateral Custodian Re: Credit Agreement dated as of November 12, 2024 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), by and among EPT SPV 16 SUB (US) LLC, as Borrower (the “Borrower”), Trinity Capital Adviser LLC, as Servicer (the “Servicer”), the Lenders from time to time party thereto, KeyBank National Association, as the Administrative Agent (the “Administrative Agent”) and the Syndication Agent and Computershare Trust Company, N.A., as Collateral Custodian (the “Collateral Custodian”) Ladies and Gentlemen: The Administrative Agent hereby authorizes, for all purposes of the Credit Agreement, Computershare Trust Company, N.A., as the Collateral Custodian, to rely upon any document, approval, instruction, instrument or notice signed and delivered by any of the following authorized representatives of the Administrative Agent: Name Title Specimen Signature Phone Number and Email Ric Andersen Senior Vice President Very truly yours, KeyBank National Association, as Administrative Agent By: Name: Title:

SCHEDULE I Schedule of Documents In addition to, and not in limitation of, the conditions specified in Section 3.1 of the Credit Agreement described below, the following documents must be received by the Administrative Agent in form and substance satisfactory to the Administrative Agent on or prior to the Effective Date: 1. Credit Agreement, duly executed by the parties thereto complete with all Exhibits and Schedules thereto. 2. Sale and Contribution Agreement, duly executed by the parties thereto complete with all Exhibits and Schedules thereto. 3. Administrative Agent Fee Letter, duly executed by the parties thereto. 4. Lender Fee Letter, duly executed by the parties thereto. 5. Collateral Custodian Fee Letter, duly executed by the parties thereto. 6. UCC financing statements in form suitable for filing under the UCC (i) naming the Fund, as debtor/seller, the Borrower, as assignor secured party/buyer and the Administrative Agent, as assignee of assignor secured party/buyer and (ii) naming the Borrower, as a debtor, and Administrative Agent, as secured party. 7. Report of UCC, tax and judgment lien searches for the Borrower and the Fund, together with UCC-3 amendment statements, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower or the Fund. 8. A certificate of the Borrower certifying and attaching: (a) a copy of the resolutions authorizing such Person’s execution, delivery and performance of the Transactions Documents to which it is a party and the other documents to be delivered by it thereunder; (b) the names and signatures of the officers authorized on its behalf to execute the Transactions Documents to which it is a party and any other documents to be delivered by it thereunder; (c) a copy of such Person’s limited liability company agreement (or equivalent); (d) a recently certified copy of such Person’s certificate of formation (or equivalent); and

(e) a good standing certification (or equivalent), dated as of a recent date, from the Secretary of State of such Person’s jurisdiction of organization. 9. A certificate of the Fund certifying and attaching: (a) a copy of the resolutions authorizing such Person’s execution, delivery and performance of the Transactions Documents to which it is a party and the other documents to be delivered by it thereunder; (b) the names and signatures of the officers authorized on its behalf to execute the Transactions Documents to which it is a party and any other documents to be delivered by it thereunder; (c) a copy of such Person’s limited liability company agreement (or equivalent); (d) a recently certified copy of such Person’s certificate of formation (or equivalent); and (e) a good standing certification (or equivalent), dated as of a recent date, from the Secretary of State of such Person’s jurisdiction of organization. 10. A certificate of the Servicer certifying and attaching: (a) a copy of the resolutions authorizing such Person’s execution, delivery and performance of the Transactions Documents to which it is a party and the other documents to be delivered by it thereunder; (b) the names and signatures of the officers authorized on its behalf to execute the Transactions Documents to which it is a party and any other documents to be delivered by it thereunder; (c) a copy of such Person’s limited liability company agreement (or equivalent); (d) a recently certified copy of such Person’s certificate of formation (or equivalent); and (e) a good standing certification (or equivalent), dated as of a recent date, from the Secretary of State of such Person’s jurisdiction of organization. 11. Opinions of legal counsel for the Borrower, the Fund and the Servicer regarding: (a) Corporate and Enforceability Matters; (b) UCC Matters;

(c) True Sale Matters; and (d) Non-Consolidation Matters.

SCHEDULE II Loan List [on file with Administrative Agent]

SCHEDULE III [Reserved]

SCHEDULE IV Places of Business; Locations of Records Chief Executive Office and Places of Business: EPT SPV 16 SUB (US) LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830 Location of Records: EPT SPV 16 SUB (US) LLC 1 N. 1st St., Suite 302 Phoenix, AZ 85004 EPT SPV 16 SUB (US) LLC 600 Steamboat Road, Suite 202 Greenwich, CT 06830

SCHEDULE V [Reserved]

SCHEDULE VI Investment Policy On File with Administrative Agent, Borrower and Servicer

SCHEDULE VII [Reserved]

SCHEDULE VIII Collection Account Details, Master Collection Account Details, and Operating Account Details Collection Account Master Collection Account Operating Account KeyBank National Association Account Number KeyBank National Association Account Number KeyBank National Association Account Number